REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account A
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account A (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI AB International Bond Sub-Account	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019
Janus Henderson Global Sustainable Equity Sub-Account	For the year ended December 31, 2023	For the year ended December 31, 2023, and the period from April 29, 2022 (commencement of operations) through December 31, 2022	For the year ended December 31, 2023, and the period from April 29, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 27, 2024

We have served as the Separate Account's auditor since 1998.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Alger Small Cap Growth Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account
Assets:
Investments at fair value	$41,998,581	$260,977,919	$76,580,625	$594,995,555
Accrued dividends	—	—	—	—
Due from Brighthouse Life Insurance Company	72	5	47	4,526
Total Assets	41,998,653	260,977,924	76,580,672	595,000,081
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—
Total Liabilities	—	—	—	—
Net Assets	$41,998,653	$260,977,924	$76,580,672	$595,000,081
Contract Owners' Equity
Net assets from accumulation units	$41,998,653	$260,660,676	$76,554,819	$594,274,729
Net assets from contracts in payout	—	317,248	25,853	725,352
Total Net Assets	$41,998,653	$260,977,924	$76,580,672	$595,000,081

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account
Assets:
Investments at fair value	$379,557,491	$127,556,769	$1,814,602,948	$9,986,300	$109,740,583
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	9	—	—	16
Total Assets	379,557,491	127,556,778	1,814,602,948	9,986,300	109,740,599
Liabilities:
Due to Brighthouse Life Insurance Company	341	—	—	—	—
Total Liabilities	341	—	—	—	—
Net Assets	$379,557,150	$127,556,778	$1,814,602,948	$9,986,300	$109,740,599
Contract Owners' Equity
Net assets from accumulation units	$379,243,145	$127,417,317	$1,813,520,823	$9,985,689	$109,473,442
Net assets from contracts in payout	314,005	139,461	1,082,125	611	267,157
Total Net Assets	$379,557,150	$127,556,778	$1,814,602,948	$9,986,300	$109,740,599

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account
Assets:
Investments at fair value	$2,960,838,708	$1,777,349,285	$1,285,322,808	$1,240,887,395	$2,996,050,262
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	12	7	30	3	—
Total Assets	2,960,838,720	1,777,349,292	1,285,322,838	1,240,887,398	2,996,050,262
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$2,960,838,720	$1,777,349,292	$1,285,322,838	$1,240,887,398	$2,996,050,262
Contract Owners' Equity
Net assets from accumulation units	$2,956,365,126	$1,775,959,893	$1,284,392,534	$1,239,016,857	$2,994,035,685
Net assets from contracts in payout	4,473,594	1,389,399	930,304	1,870,541	2,014,577
Total Net Assets	$2,960,838,720	$1,777,349,292	$1,285,322,838	$1,240,887,398	$2,996,050,262

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account
Assets:
Investments at fair value	$530,944,258	$536,842,248	$5,168,963,541	$198,082,574	$276,524,455
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	48	2	4	510	25
Total Assets	530,944,306	536,842,250	5,168,963,545	198,083,084	276,524,480
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$530,944,306	$536,842,250	$5,168,963,545	$198,083,084	$276,524,480
Contract Owners' Equity
Net assets from accumulation units	$530,466,318	$535,835,437	$5,166,595,379	$197,669,113	$276,263,601
Net assets from contracts in payout	477,988	1,006,813	2,368,166	413,971	260,879
Total Net Assets	$530,944,306	$536,842,250	$5,168,963,545	$198,083,084	$276,524,480

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Artisan International Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account
Assets:
Investments at fair value	$239,084	$115,960,481	$130,418,986	$23,258,900	$16,053,485
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	2	2	2	—
Total Assets	239,084	115,960,483	130,418,988	23,258,902	16,053,485
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$239,084	$115,960,483	$130,418,988	$23,258,902	$16,053,485
Contract Owners' Equity
Net assets from accumulation units	$239,084	$115,805,537	$130,282,967	$23,239,070	$16,040,433
Net assets from contracts in payout	—	154,946	136,021	19,832	13,052
Total Net Assets	$239,084	$115,960,483	$130,418,988	$23,258,902	$16,053,485

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account
Assets:
Investments at fair value	$180,795,390	$426,685,764	$760,751,626	$601,066,234	$42,397,671
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	35	61	—	17	—
Total Assets	180,795,425	426,685,825	760,751,626	601,066,251	42,397,671
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	17
Total Liabilities	—	—	—	—	17
Net Assets	$180,795,425	$426,685,825	$760,751,626	$601,066,251	$42,397,654
Contract Owners' Equity
Net assets from accumulation units	$180,557,731	$425,743,163	$760,552,796	$600,551,422	$42,388,416
Net assets from contracts in payout	237,694	942,662	198,830	514,829	9,238
Total Net Assets	$180,795,425	$426,685,825	$760,751,626	$601,066,251	$42,397,654

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account
Assets:
Investments at fair value	$337,757,451	$362,568,875	$911,024,659	$20,824,324	$154,450,893
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	82	12	—	2	—
Total Assets	337,757,533	362,568,887	911,024,659	20,824,326	154,450,893
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	3	—	—
Total Liabilities	—	—	3	—	—
Net Assets	$337,757,533	$362,568,887	$911,024,656	$20,824,326	$154,450,893
Contract Owners' Equity
Net assets from accumulation units	$337,377,157	$362,100,729	$910,853,832	$20,752,101	$154,257,288
Net assets from contracts in payout	380,376	468,158	170,824	72,225	193,605
Total Net Assets	$337,757,533	$362,568,887	$911,024,656	$20,824,326	$154,450,893

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account
Assets:
Investments at fair value	$635,558,511	$724,437,114	$216,153,191	$251,405,284	$1,289,994,481
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	11	—	—	46	1
Total Assets	635,558,522	724,437,114	216,153,191	251,405,330	1,289,994,482
Liabilities:
Due to Brighthouse Life Insurance Company	—	13	199	—	—
Total Liabilities	—	13	199	—	—
Net Assets	$635,558,522	$724,437,101	$216,152,992	$251,405,330	$1,289,994,482
Contract Owners' Equity
Net assets from accumulation units	$634,698,548	$724,254,570	$215,818,583	$251,304,964	$1,288,773,465
Net assets from contracts in payout	859,974	182,531	334,409	100,366	1,221,017
Total Net Assets	$635,558,522	$724,437,101	$216,152,992	$251,405,330	$1,289,994,482

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account
Assets:
Investments at fair value	$476,026,835	$1,093,794,783	$578,660,040	$6,433,287	$968,710,326
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	35	1,005	—	—	3
Total Assets	476,026,870	1,093,795,788	578,660,040	6,433,287	968,710,329
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	2	—	—
Total Liabilities	—	—	2	—	—
Net Assets	$476,026,870	$1,093,795,788	$578,660,038	$6,433,287	$968,710,329
Contract Owners' Equity
Net assets from accumulation units	$474,893,848	$1,092,013,483	$578,517,809	$6,433,287	$967,818,541
Net assets from contracts in payout	1,133,022	1,782,305	142,229	—	891,788
Total Net Assets	$476,026,870	$1,093,795,788	$578,660,038	$6,433,287	$968,710,329

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Assets:
Investments at fair value	$360,385,822	$740,029,629	$484,582,235	$262,200	$221,322,337
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	3	7,974	42	—	44
Total Assets	360,385,825	740,037,603	484,582,277	262,200	221,322,381
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	1	—
Total Liabilities	—	—	—	1	—
Net Assets	$360,385,825	$740,037,603	$484,582,277	$262,199	$221,322,381
Contract Owners' Equity
Net assets from accumulation units	$359,921,502	$738,779,709	$483,884,884	$262,199	$220,902,341
Net assets from contracts in payout	464,323	1,257,894	697,393	—	420,040
Total Net Assets	$360,385,825	$740,037,603	$484,582,277	$262,199	$221,322,381

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account
Assets:
Investments at fair value	$347,842,010	$188,444,679	$165,289,887	$128,688,503	$300,802,323
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	7	8	—	—	1
Total Assets	347,842,017	188,444,687	165,289,887	128,688,503	300,802,324
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	24	145	—
Total Liabilities	—	—	24	145	—
Net Assets	$347,842,017	$188,444,687	$165,289,863	$128,688,358	$300,802,324
Contract Owners' Equity
Net assets from accumulation units	$347,631,358	$188,267,197	$165,153,272	$128,637,093	$300,484,554
Net assets from contracts in payout	210,659	177,490	136,591	51,265	317,770
Total Net Assets	$347,842,017	$188,444,687	$165,289,863	$128,688,358	$300,802,324

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
Assets:
Investments at fair value	$114,449,416	$2,121,144,175	$4,424,657,182	$4,260,668,755	$150,127,972
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	3	3	10	58
Total Assets	114,449,416	2,121,144,178	4,424,657,185	4,260,668,765	150,128,030
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$114,449,416	$2,121,144,178	$4,424,657,185	$4,260,668,765	$150,128,030
Contract Owners' Equity
Net assets from accumulation units	$114,219,024	$2,111,814,117	$4,412,732,420	$4,255,821,566	$149,646,015
Net assets from contracts in payout	230,392	9,330,061	11,924,765	4,847,199	482,015
Total Net Assets	$114,449,416	$2,121,144,178	$4,424,657,185	$4,260,668,765	$150,128,030

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account
Assets:
Investments at fair value	$53,091,374	$655,335,316	$70,246,441	$597,924,056	$10,859,384
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	12	—	17	16	2
Total Assets	53,091,386	655,335,316	70,246,458	597,924,072	10,859,386
Liabilities:
Due to Brighthouse Life Insurance Company	—	41	—	—	—
Total Liabilities	—	41	—	—	—
Net Assets	$53,091,386	$655,335,275	$70,246,458	$597,924,072	$10,859,386
Contract Owners' Equity
Net assets from accumulation units	$53,046,437	$653,442,145	$70,170,137	$596,087,354	$10,854,614
Net assets from contracts in payout	44,949	1,893,130	76,321	1,836,718	4,772
Total Net Assets	$53,091,386	$655,335,275	$70,246,458	$597,924,072	$10,859,386

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account
Assets:
Investments at fair value	$344,524	$282,873,418	$178,708,116	$154,048,448	$178,499,993
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	622	23
Total Assets	344,524	282,873,418	178,708,116	154,049,070	178,500,016
Liabilities:
Due to Brighthouse Life Insurance Company	—	46	52	—	—
Total Liabilities	—	46	52	—	—
Net Assets	$344,524	$282,873,372	$178,708,064	$154,049,070	$178,500,016
Contract Owners' Equity
Net assets from accumulation units	$344,524	$282,219,886	$178,598,808	$153,892,043	$178,281,917
Net assets from contracts in payout	—	653,486	109,256	157,027	218,099
Total Net Assets	$344,524	$282,873,372	$178,708,064	$154,049,070	$178,500,016

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account
Assets:
Investments at fair value	$795,162,707	$28,425,668	$305,777,732	$130,796,605	$415,353,500
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	5,000	—	2,169	36	1,212
Total Assets	795,167,707	28,425,668	305,779,901	130,796,641	415,354,712
Liabilities:
Due to Brighthouse Life Insurance Company	—	27	—	—	—
Total Liabilities	—	27	—	—	—
Net Assets	$795,167,707	$28,425,641	$305,779,901	$130,796,641	$415,354,712
Contract Owners' Equity
Net assets from accumulation units	$794,323,965	$28,370,704	$305,435,839	$130,526,612	$414,983,799
Net assets from contracts in payout	843,742	54,937	344,062	270,029	370,913
Total Net Assets	$795,167,707	$28,425,641	$305,779,901	$130,796,641	$415,354,712

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account
Assets:
Investments at fair value	$11,687,652	$54,003,811	$761,439,149	$195,082,424	$39,498,741
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	7	—	17	2
Total Assets	11,687,652	54,003,818	761,439,149	195,082,441	39,498,743
Liabilities:
Due to Brighthouse Life Insurance Company	835	—	16	—	—
Total Liabilities	835	—	16	—	—
Net Assets	$11,686,817	$54,003,818	$761,439,133	$195,082,441	$39,498,743
Contract Owners' Equity
Net assets from accumulation units	$11,680,441	$53,549,934	$760,222,658	$194,734,561	$39,498,743
Net assets from contracts in payout	6,376	453,884	1,216,475	347,880	—
Total Net Assets	$11,686,817	$54,003,818	$761,439,133	$195,082,441	$39,498,743

The accompanying notes are an integral part of these financial statements.

	Delaware Ivy VIP Asset Strategy Sub-Account	DWS CROCI® International VIP Sub-Account	Federated Hermes Kaufman Fund II Sub-Account	Fidelity® VIP Asset Manager Sub-Account	Fidelity® VIP Contrafund® Sub-Account
Assets:
Investments at fair value	$161,418	$8,816,417	$44,095	$49,859,488	$587,954,485
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	363	—	938	11,239
Total Assets	161,418	8,816,780	44,095	49,860,426	587,965,724
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$161,418	$8,816,780	$44,095	$49,860,426	$587,965,724
Contract Owners' Equity
Net assets from accumulation units	$161,418	$8,816,780	$44,095	$49,860,426	$587,761,787
Net assets from contracts in payout	—	—	—	—	203,937
Total Net Assets	$161,418	$8,816,780	$44,095	$49,860,426	$587,965,724

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP FundsManager 50% Sub-Account	Fidelity® VIP FundsManager 60% Sub-Account	Fidelity® VIP Government Money Market Sub-Account	Fidelity® VIP Growth Sub-Account
Assets:
Investments at fair value	$3,746,078	$2,288,001,746	$1,537,083,270	$14,291,446	$229,696,842
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	562	5,993
Total Assets	3,746,078	2,288,001,746	1,537,083,270	14,292,008	229,702,835
Liabilities:
Due to Brighthouse Life Insurance Company	—	7	6	—	—
Total Liabilities	—	7	6	—	—
Net Assets	$3,746,078	$2,288,001,739	$1,537,083,264	$14,292,008	$229,702,835
Contract Owners' Equity
Net assets from accumulation units	$3,746,078	$2,288,001,739	$1,537,083,264	$14,292,008	$229,702,835
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$3,746,078	$2,288,001,739	$1,537,083,264	$14,292,008	$229,702,835

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Mid Cap Sub-Account	Fidelity® VIP Overseas Sub-Account	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account
Assets:
Investments at fair value	$68,572,232	$313,834,326	$3,598,694	$187,516,248	$81,809,681
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	4,867	55	—	47	6
Total Assets	68,577,099	313,834,381	3,598,694	187,516,295	81,809,687
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	2	—	—
Total Liabilities	—	—	2	—	—
Net Assets	$68,577,099	$313,834,381	$3,598,692	$187,516,295	$81,809,687
Contract Owners' Equity
Net assets from accumulation units	$68,577,099	$313,679,019	$3,598,692	$187,426,336	$81,755,085
Net assets from contracts in payout	—	155,362	—	89,959	54,602
Total Net Assets	$68,577,099	$313,834,381	$3,598,692	$187,516,295	$81,809,687

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. American Franchise Sub-Account	Invesco V.I. Core Equity Sub-Account
Assets:
Investments at fair value	$91,718,933	$51,613,657	$131,852,335	$4,407	$58,720
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	11	—	16	—	—
Total Assets	91,718,944	51,613,657	131,852,351	4,407	58,720
Liabilities:
Due to Brighthouse Life Insurance Company	—	1	—	—	—
Total Liabilities	—	1	—	—	—
Net Assets	$91,718,944	$51,613,656	$131,852,351	$4,407	$58,720
Contract Owners' Equity
Net assets from accumulation units	$91,699,956	$51,489,384	$131,656,837	$4,407	$58,720
Net assets from contracts in payout	18,988	124,272	195,514	—	—
Total Net Assets	$91,718,944	$51,613,656	$131,852,351	$4,407	$58,720

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. EQV International Equity Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	Invesco V.I. Main Street® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account
Assets:
Investments at fair value	$522,662,028	$168,769,305	$84,218,215	$6,357	$420,263
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	20	23	16	—	—
Total Assets	522,662,048	168,769,328	84,218,231	6,357	420,263
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$522,662,048	$168,769,328	$84,218,231	$6,357	$420,263
Contract Owners' Equity
Net assets from accumulation units	$522,234,613	$168,653,087	$84,159,150	$6,357	$420,263
Net assets from contracts in payout	427,435	116,241	59,081	—	—
Total Net Assets	$522,662,048	$168,769,328	$84,218,231	$6,357	$420,263

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account
Assets:
Investments at fair value	$409,896,231	$223,092,209	$2,265,301	$7,951,514	$121,194,809
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	10	13	—	—	24
Total Assets	409,896,241	223,092,222	2,265,301	7,951,514	121,194,833
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	10	1	—
Total Liabilities	—	—	10	1	—
Net Assets	$409,896,241	$223,092,222	$2,265,291	$7,951,513	$121,194,833
Contract Owners' Equity
Net assets from accumulation units	$409,585,658	$222,972,622	$2,260,579	$7,948,060	$121,181,353
Net assets from contracts in payout	310,583	119,600	4,712	3,453	13,480
Total Net Assets	$409,896,241	$223,092,222	$2,265,291	$7,951,513	$121,194,833

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	MFS® VIT New Discovery Sub-Account
Assets:
Investments at fair value	$25,581,395	$50,653,538	$569,332	$90,166,513	$2,622
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	1	—	7	—
Total Assets	25,581,395	50,653,539	569,332	90,166,520	2,622
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$25,581,395	$50,653,539	$569,332	$90,166,520	$2,622
Contract Owners' Equity
Net assets from accumulation units	$25,560,209	$50,536,406	$569,332	$90,060,007	$2,622
Net assets from contracts in payout	21,186	117,133	—	106,513	—
Total Net Assets	$25,581,395	$50,653,539	$569,332	$90,166,520	$2,622

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	MFS® VIT Research Sub-Account	Morgan Stanley VIF Global Infrastructure Sub-Account	Neuberger Berman Genesis Sub-Account	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account
Assets:
Investments at fair value	$33,268	$233,392	$8,635	$174,786	$180,503
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	33,268	233,392	8,635	174,786	180,503
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$33,268	$233,392	$8,635	$174,786	$180,503
Contract Owners' Equity
Net assets from accumulation units	$33,268	$233,392	$8,635	$174,786	$180,503
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$33,268	$233,392	$8,635	$174,786	$180,503

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT Emerging Markets Bond Sub-Account	Pioneer Mid Cap Value VCT Sub-Account	T. Rowe Price Government Money Sub-Account	T. Rowe Price Growth Stock Sub-Account	T. Rowe Price International Stock Sub-Account
Assets:
Investments at fair value	$397,082	$47,446,139	$112,305	$7,354,129	$364,834
Accrued dividends	—	—	16	—	—
Due from Brighthouse Life Insurance Company	—	9	—	234	—
Total Assets	397,082	47,446,148	112,321	7,354,363	364,834
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	16	—	—
Total Liabilities	—	—	16	—	—
Net Assets	$397,082	$47,446,148	$112,305	$7,354,363	$364,834
Contract Owners' Equity
Net assets from accumulation units	$397,082	$47,445,278	$112,305	$7,354,363	$364,834
Net assets from contracts in payout	—	870	—	—	—
Total Net Assets	$397,082	$47,446,148	$112,305	$7,354,363	$364,834

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2023

TAP 1919 Variable Socially Responsive Balanced Sub-Account
Assets:
Investments at fair value	$381,857
Accrued dividends	—
Due from Brighthouse Life Insurance Company	—
Total Assets	381,857
Liabilities:
Due to Brighthouse Life Insurance Company	—
Total Liabilities	—
Net Assets	$381,857
Contract Owners' Equity
Net assets from accumulation units	$379,776
Net assets from contracts in payout	2,081
Total Net Assets	$381,857

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2023

	Alger Small Cap Growth Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account
Investment Income:
Dividends	$—	$2,154,096	$178,031	$1,993,332	$4,671,896
Expenses:
Mortality and expense risk and other charges	543,227	3,110,758	868,184	6,967,442	4,522,168
Administrative charges	—	593,139	150,612	1,309,340	737,783
Total expenses	543,227	3,703,897	1,018,796	8,276,782	5,259,951
Net investment income (loss)	(543,227)	(1,549,801)	(840,765)	(6,283,450)	(588,055)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	19,491,896	970,136	32,292,219	19,037,878
Realized gains (losses) on sale of investments	(2,824,794)	5,996,926	(1,803,380)	18,038,361	9,048,224
Net realized gains (losses)	(2,824,794)	25,488,822	(833,244)	50,330,580	28,086,102
Change in unrealized gains (losses) on investments	9,026,384	23,899,308	11,963,241	130,166,671	50,264,788
Net realized and change in unrealized gains (losses) on investments	6,201,590	49,388,130	11,129,997	180,497,251	78,350,890
Net increase (decrease) in net assets resulting from operations	$5,658,363	$47,838,329	$10,289,232	$174,213,801	$77,762,835
The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account
Investment Income:
Dividends	$4,182,672	$51,796,731	$448,033	$1,102,388	$65,793,579
Expenses:
Mortality and expense risk and other charges	1,411,973	20,682,393	98,925	1,413,184	35,581,326
Administrative charges	256,394	4,535,121	21,004	267,479	7,085,910
Total expenses	1,668,367	25,217,514	119,929	1,680,663	42,667,236
Net investment income (loss)	2,514,305	26,579,217	328,104	(578,275)	23,126,343
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	14,622,071	214,234,265
Realized gains (losses) on sale of investments	(1,535,733)	(29,692,186)	(250,924)	(571,545)	(26,133,365)
Net realized gains (losses)	(1,535,733)	(29,692,186)	(250,924)	14,050,526	188,100,900
Change in unrealized gains (losses) on investments	3,237,754	177,901,308	601,405	(5,723,289)	183,814,377
Net realized and change in unrealized gains (losses) on investments	1,702,021	148,209,122	350,481	8,327,237	371,915,277
Net increase (decrease) in net assets resulting from operations	$4,216,326	$174,788,339	$678,585	$7,748,962	$395,041,620

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account
Investment Income:
Dividends	$35,166,167	$18,297,903	$31,972,630	$96,757,872	$26,798,244
Expenses:
Mortality and expense risk and other charges	21,846,633	13,996,905	15,121,314	34,076,057	5,801,801
Administrative charges	4,207,126	2,764,111	3,035,812	7,449,795	1,148,965
Total expenses	26,053,759	16,761,016	18,157,126	41,525,852	6,950,766
Net investment income (loss)	9,112,408	1,536,887	13,815,504	55,232,020	19,847,478
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	175,435,712	160,223,946	72,691,136	—	—
Realized gains (losses) on sale of investments	(13,232,584)	(6,931,009)	(17,529,057)	(56,079,932)	(5,134,458)
Net realized gains (losses)	162,203,128	153,292,937	55,162,079	(56,079,932)	(5,134,458)
Change in unrealized gains (losses) on investments	117,218,760	205,953,097	61,744,450	333,398,247	39,708,789
Net realized and change in unrealized gains (losses) on investments	279,421,888	359,246,034	116,906,529	277,318,315	34,574,331
Net increase (decrease) in net assets resulting from operations	$288,534,296	$360,782,921	$130,722,033	$332,550,335	$54,421,809

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Artisan International Sub-Account
Investment Income:
Dividends	$13,976,448	$167,632,505	$1,927,987	$2,806,323	$3,551
Expenses:
Mortality and expense risk and other charges	6,784,441	59,944,278	2,483,883	3,522,287	2,105
Administrative charges	1,273,870	13,083,779	458,751	683,480	532
Total expenses	8,058,311	73,028,057	2,942,634	4,205,767	2,637
Net investment income (loss)	5,918,137	94,604,448	(1,014,647)	(1,399,444)	914
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	77,008,388	—	16,166,921	—	—
Realized gains (losses) on sale of investments	(4,452,832)	(151,116,993)	(655,162)	(2,819,168)	42
Net realized gains (losses)	72,555,556	(151,116,993)	15,511,759	(2,819,168)	42
Change in unrealized gains (losses) on investments	10,587,014	443,400,829	7,988,751	17,893,485	27,115
Net realized and change in unrealized gains (losses) on investments	83,142,570	292,283,836	23,500,510	15,074,317	27,157
Net increase (decrease) in net assets resulting from operations	$89,060,707	$386,888,284	$22,485,863	$13,674,873	$28,071

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account
Investment Income:
Dividends	$6,183,247	$4,546,923	$—	$98,949	$4,223,465
Expenses:
Mortality and expense risk and other charges	1,324,371	1,682,279	295,004	211,764	2,151,482
Administrative charges	276,205	326,721	58,689	36,806	421,766
Total expenses	1,600,576	2,009,000	353,693	248,570	2,573,248
Net investment income (loss)	4,582,671	2,537,923	(353,693)	(149,621)	1,650,217
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	816,271	—
Realized gains (losses) on sale of investments	(384,945)	(1,715,512)	(1,129,183)	35,387	(1,979,847)
Net realized gains (losses)	(384,945)	(1,715,512)	(1,129,183)	851,658	(1,979,847)
Change in unrealized gains (losses) on investments	5,771,037	4,308,087	1,884,332	2,413,573	18,739,309
Net realized and change in unrealized gains (losses) on investments	5,386,092	2,592,575	755,149	3,265,231	16,759,462
Net increase (decrease) in net assets resulting from operations	$9,968,763	$5,130,498	$401,456	$3,115,610	$18,409,679

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account
Investment Income:
Dividends	$8,101,268	$25,800,639	$11,514,370	$49,404	$—
Expenses:
Mortality and expense risk and other charges	5,443,827	8,700,102	7,084,867	480,821	3,955,157
Administrative charges	1,036,447	1,913,645	1,409,234	99,479	759,719
Total expenses	6,480,274	10,613,747	8,494,101	580,300	4,714,876
Net investment income (loss)	1,620,994	15,186,892	3,020,269	(530,896)	(4,714,876)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	103,670,603	2,349,447	—
Realized gains (losses) on sale of investments	(2,527,703)	(19,580,567)	2,517,580	686,121	(10,739,599)
Net realized gains (losses)	(2,527,703)	(19,580,567)	106,188,183	3,035,568	(10,739,599)
Change in unrealized gains (losses) on investments	70,327,058	42,007,867	(49,662,852)	8,843,346	47,517,621
Net realized and change in unrealized gains (losses) on investments	67,799,355	22,427,300	56,525,331	11,878,914	36,778,022
Net increase (decrease) in net assets resulting from operations	$69,420,349	$37,614,192	$59,545,600	$11,348,018	$32,063,146

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account
Investment Income:
Dividends	$9,673,198	$15,683,132	$257,178	$—	$—
Expenses:
Mortality and expense risk and other charges	4,246,272	10,013,708	282,385	1,842,474	7,665,835
Administrative charges	857,592	2,241,070	47,721	366,009	1,440,208
Total expenses	5,103,864	12,254,778	330,106	2,208,483	9,106,043
Net investment income (loss)	4,569,334	3,428,354	(72,928)	(2,208,483)	(9,106,043)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,621,360	5,910,436	36,799,129
Realized gains (losses) on sale of investments	(2,756,998)	(13,650,870)	(356,360)	(690,583)	1,594,588
Net realized gains (losses)	(2,756,998)	(13,650,870)	1,265,000	5,219,853	38,393,717
Change in unrealized gains (losses) on investments	12,218,590	87,825,621	985,556	24,618,679	209,965,304
Net realized and change in unrealized gains (losses) on investments	9,461,592	74,174,751	2,250,556	29,838,532	248,359,021
Net increase (decrease) in net assets resulting from operations	$14,030,926	$77,603,105	$2,177,628	$27,630,049	$239,252,978

The accompanying notes are an integral part of these financial statements.

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account
Investment Income:
Dividends	$16,315,564	$3,187,240	$—	$103,666,132	$10,155,262
Expenses:
Mortality and expense risk and other charges	7,495,042	2,819,341	2,632,445	15,282,841	6,284,791
Administrative charges	1,711,229	511,449	489,596	3,336,717	1,193,900
Total expenses	9,206,271	3,330,790	3,122,041	18,619,558	7,478,691
Net investment income (loss)	7,109,293	(143,550)	(3,122,041)	85,046,574	2,676,571
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,161,053	—	—	—
Realized gains (losses) on sale of investments	(16,495,608)	982,295	(30,608,835)	(65,152,217)	(6,320,821)
Net realized gains (losses)	(16,495,608)	5,143,348	(30,608,835)	(65,152,217)	(6,320,821)
Change in unrealized gains (losses) on investments	91,800,637	17,847,703	107,963,061	21,483,490	12,882,833
Net realized and change in unrealized gains (losses) on investments	75,305,029	22,991,051	77,354,226	(43,668,727)	6,562,012
Net increase (decrease) in net assets resulting from operations	$82,414,322	$22,847,501	$74,232,185	$41,377,847	$9,238,583

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account
Investment Income:
Dividends	$31,321,563	$10,793,227	$181,740	$22,124,245	$6,623,198
Expenses:
Mortality and expense risk and other charges	13,847,027	6,373,961	62,948	11,760,442	4,497,175
Administrative charges	2,646,783	1,406,072	14,230	2,375,688	880,139
Total expenses	16,493,810	7,780,033	77,178	14,136,130	5,377,314
Net investment income (loss)	14,827,753	3,013,194	104,562	7,988,115	1,245,884
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	18,820,015
Realized gains (losses) on sale of investments	(17,910,233)	(7,394,168)	(67,664)	(15,480,866)	(4,711,261)
Net realized gains (losses)	(17,910,233)	(7,394,168)	(67,664)	(15,480,866)	14,108,754
Change in unrealized gains (losses) on investments	49,403,258	75,954,480	574,330	118,449,685	31,012,337
Net realized and change in unrealized gains (losses) on investments	31,493,025	68,560,312	506,666	102,968,819	45,121,091
Net increase (decrease) in net assets resulting from operations	$46,320,778	$71,573,506	$611,228	$110,956,934	$46,366,975

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account
Investment Income:
Dividends	$13,768,296	$—	$6,246	$3,165,703	$9,537,561
Expenses:
Mortality and expense risk and other charges	9,191,211	5,734,695	2,335	2,730,355	4,055,985
Administrative charges	1,412,790	1,143,622	568	528,682	877,619
Total expenses	10,604,001	6,878,317	2,903	3,259,037	4,933,604
Net investment income (loss)	3,164,295	(6,878,317)	3,343	(93,334)	4,603,957
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	106,363,916	27,180,631	—	25,147,900	—
Realized gains (losses) on sale of investments	(5,074,744)	(8,695,386)	(4,370)	1,966,982	(9,168,305)
Net realized gains (losses)	101,289,172	18,485,245	(4,370)	27,114,882	(9,168,305)
Change in unrealized gains (losses) on investments	(48,664,491)	65,673,994	12,857	(9,504,307)	14,373,306
Net realized and change in unrealized gains (losses) on investments	52,624,681	84,159,239	8,487	17,610,575	5,205,001
Net increase (decrease) in net assets resulting from operations	$55,788,976	$77,280,922	$11,830	$17,517,241	$9,808,958

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account
Investment Income:
Dividends	$1,893,808	$4,545,396	$6,093	$4,333,786	$4,079,040
Expenses:
Mortality and expense risk and other charges	2,276,348	1,870,246	1,286,136	3,923,780	1,506,672
Administrative charges	447,394	347,390	246,936	761,177	286,470
Total expenses	2,723,742	2,217,636	1,533,072	4,684,957	1,793,142
Net investment income (loss)	(829,934)	2,327,760	(1,526,979)	(351,171)	2,285,898
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	2,388,107	5,825	2,612,557
Realized gains (losses) on sale of investments	(2,624,974)	(1,850,430)	(4,315,486)	1,520,358	(2,998,725)
Net realized gains (losses)	(2,624,974)	(1,850,430)	(1,927,379)	1,526,183	(386,168)
Change in unrealized gains (losses) on investments	32,509,946	5,959,993	46,508,524	8,662,876	4,687,197
Net realized and change in unrealized gains (losses) on investments	29,884,972	4,109,563	44,581,145	10,189,059	4,301,029
Net increase (decrease) in net assets resulting from operations	$29,055,038	$6,437,323	$43,054,166	$9,837,888	$6,586,927

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account
Investment Income:
Dividends	$74,724,059	$136,582,981	$125,953,692	$919,852	$1,177,410
Expenses:
Mortality and expense risk and other charges	28,264,109	57,361,978	56,258,807	1,921,122	661,955
Administrative charges	5,355,549	10,922,207	10,381,277	331,197	127,003
Total expenses	33,619,658	68,284,185	66,640,084	2,252,319	788,958
Net investment income (loss)	41,104,401	68,298,796	59,313,608	(1,332,467)	388,452
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	112,416,725	361,091,256	485,768,773	19,500,895	1,640,148
Realized gains (losses) on sale of investments	(70,429,913)	(122,430,848)	(113,306,285)	(755,049)	(1,576,048)
Net realized gains (losses)	41,986,812	238,660,408	372,462,488	18,745,846	64,100
Change in unrealized gains (losses) on investments	97,437,929	184,281,261	167,181,266	4,660,713	5,381,478
Net realized and change in unrealized gains (losses) on investments	139,424,741	422,941,669	539,643,754	23,406,559	5,445,578
Net increase (decrease) in net assets resulting from operations	$180,529,142	$491,240,465	$598,957,362	$22,074,092	$5,834,030

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account
Investment Income:
Dividends	$8,501,058	$—	$—	$—	$—
Expenses:
Mortality and expense risk and other charges	8,217,021	848,453	7,050,942	153,586	3,508
Administrative charges	1,576,520	163,800	1,336,508	25,578	773
Total expenses	9,793,541	1,012,253	8,387,450	179,164	4,281
Net investment income (loss)	(1,292,483)	(1,012,253)	(8,387,450)	(179,164)	(4,281)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	69,599,822	—	—	546,121	—
Realized gains (losses) on sale of investments	(3,031,787)	(2,675,365)	(14,557,044)	(148,478)	(6,424)
Net realized gains (losses)	66,568,035	(2,675,365)	(14,557,044)	397,643	(6,424)
Change in unrealized gains (losses) on investments	(28,776,878)	13,568,999	243,810,298	1,266,517	42,176
Net realized and change in unrealized gains (losses) on investments	37,791,157	10,893,634	229,253,254	1,664,160	35,752
Net increase (decrease) in net assets resulting from operations	$36,498,674	$9,881,381	$220,865,804	$1,484,996	$31,471

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account
Investment Income:
Dividends	$7,485,902	$1,867,919	$3,393,516	$1,816,660	$9,249,013
Expenses:
Mortality and expense risk and other charges	3,281,835	2,075,683	1,856,375	2,001,604	9,388,003
Administrative charges	672,962	338,163	336,250	373,959	1,655,661
Total expenses	3,954,797	2,413,846	2,192,625	2,375,563	11,043,664
Net investment income (loss)	3,531,105	(545,927)	1,200,891	(558,903)	(1,794,651)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	11,042,400	—	3,007,826	51,917,801
Realized gains (losses) on sale of investments	(4,089,107)	(340,028)	1,591,351	(1,074,175)	13,062,704
Net realized gains (losses)	(4,089,107)	10,702,372	1,591,351	1,933,651	64,980,505
Change in unrealized gains (losses) on investments	9,739,970	12,543,744	19,000,955	22,343,125	95,691,185
Net realized and change in unrealized gains (losses) on investments	5,650,863	23,246,116	20,592,306	24,276,776	160,671,690
Net increase (decrease) in net assets resulting from operations	$9,181,968	$22,700,189	$21,793,197	$23,717,873	$158,877,039

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account
Investment Income:
Dividends	$575,368	$5,064,966	$11,977	$—	$3,338
Expenses:
Mortality and expense risk and other charges	377,112	3,816,276	1,631,310	4,671,707	155,691
Administrative charges	54,522	720,692	286,003	933,008	12,582
Total expenses	431,634	4,536,968	1,917,313	5,604,715	168,273
Net investment income (loss)	143,734	527,998	(1,905,336)	(5,604,715)	(164,935)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,441,730	36,331,356	11,264,259	—	300,611
Realized gains (losses) on sale of investments	(222,054)	(2,471,857)	195,354	(12,263,205)	(314,936)
Net realized gains (losses)	1,219,676	33,859,499	11,459,613	(12,263,205)	(14,325)
Change in unrealized gains (losses) on investments	908,211	(16,276,703)	6,420,030	156,294,729	2,193,240
Net realized and change in unrealized gains (losses) on investments	2,127,887	17,582,796	17,879,643	144,031,524	2,178,915
Net increase (decrease) in net assets resulting from operations	$2,271,621	$18,110,794	$15,974,307	$138,426,809	$2,013,980

The accompanying notes are an integral part of these financial statements.

	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account	Delaware Ivy VIP Asset Strategy Sub-Account
Investment Income:
Dividends	$1,564,785	$48,425,121	$4,060,460	$955,750	$3,320
Expenses:
Mortality and expense risk and other charges	697,606	8,785,852	2,323,783	394,863	1,780
Administrative charges	137,096	1,806,293	469,961	90,228	433
Total expenses	834,702	10,592,145	2,793,744	485,091	2,213
Net investment income (loss)	730,083	37,832,976	1,266,716	470,659	1,107
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	628,085	(14,383,577)	(2,970,544)	(494,585)	(11,390)
Net realized gains (losses)	628,085	(14,383,577)	(2,970,544)	(494,585)	(11,390)
Change in unrealized gains (losses) on investments	(4,073,024)	32,736,953	7,549,531	3,927,009	31,406
Net realized and change in unrealized gains (losses) on investments	(3,444,939)	18,353,376	4,578,987	3,432,424	20,016
Net increase (decrease) in net assets resulting from operations	$(2,714,856)	$56,186,352	$5,845,703	$3,903,083	$21,123

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	DWS CROCI® International VIP Sub-Account	Federated Hermes Kaufman Fund II Sub-Account	Fidelity® VIP Asset Manager Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account
Investment Income:
Dividends	$278,457	$—	$1,127,665	$2,123,823	$69,256
Expenses:
Mortality and expense risk and other charges	113,128	804	666,787	6,827,357	51,963
Administrative charges	—	—	—	758,266	—
Total expenses	113,128	804	666,787	7,585,623	51,963
Net investment income (loss)	165,329	(804)	460,878	(5,461,800)	17,293
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	542,429	19,548,683	103,956
Realized gains (losses) on sale of investments	(182,353)	499	(128,631)	21,638,300	31,244
Net realized gains (losses)	(182,353)	499	413,798	41,186,983	135,200
Change in unrealized gains (losses) on investments	1,357,941	8,118	4,426,025	115,613,300	171,092
Net realized and change in unrealized gains (losses) on investments	1,175,588	8,617	4,839,823	156,800,283	306,292
Net increase (decrease) in net assets resulting from operations	$1,340,917	$7,813	$5,300,701	$151,338,483	$323,585

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP FundsManager 50% Sub-Account	Fidelity® VIP FundsManager 60% Sub-Account	Fidelity® VIP Government Money Market Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Index 500 Sub-Account
Investment Income:
Dividends	$57,325,775	$34,730,950	$695,609	$267,029	$934,429
Expenses:
Mortality and expense risk and other charges	46,589,485	30,836,689	195,833	2,799,165	863,333
Administrative charges	—	—	—	—	—
Total expenses	46,589,485	30,836,689	195,833	2,799,165	863,333
Net investment income (loss)	10,736,290	3,894,261	499,776	(2,532,136)	71,096
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	9,639,793	597,299
Realized gains (losses) on sale of investments	(41,641,428)	(24,697,254)	—	5,663,067	4,188,329
Net realized gains (losses)	(41,641,428)	(24,697,254)	—	15,302,860	4,785,628
Change in unrealized gains (losses) on investments	271,280,077	196,191,720	—	48,795,052	9,208,997
Net realized and change in unrealized gains (losses) on investments	229,638,649	171,494,466	—	64,097,912	13,994,625
Net increase (decrease) in net assets resulting from operations	$240,374,939	$175,388,727	$499,776	$61,565,776	$14,065,721

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	Fidelity® VIP Mid Cap Sub-Account	Fidelity® VIP Overseas Sub-Account	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account
Investment Income:
Dividends	$1,151,056	$35,437	$9,384,106	$1,484,786	$464,033
Expenses:
Mortality and expense risk and other charges	3,483,231	43,144	2,080,676	920,847	996,362
Administrative charges	710,870	—	424,524	193,862	206,403
Total expenses	4,194,101	43,144	2,505,200	1,114,709	1,202,765
Net investment income (loss)	(3,043,045)	(7,707)	6,878,906	370,077	(738,732)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,609,640	8,963	11,376,538	6,834,035	5,030,584
Realized gains (losses) on sale of investments	1,495,788	78,051	(802,087)	(1,008,023)	(1,546,907)
Net realized gains (losses)	10,105,428	87,014	10,574,451	5,826,012	3,483,677
Change in unrealized gains (losses) on investments	31,114,196	530,976	(4,865,653)	2,870,992	6,899,434
Net realized and change in unrealized gains (losses) on investments	41,219,624	617,990	5,708,798	8,697,004	10,383,111
Net increase (decrease) in net assets resulting from operations	$38,176,579	$610,283	$12,587,704	$9,067,081	$9,644,379

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. American Franchise Sub-Account	Invesco V.I. Core Equity Sub-Account	Invesco V.I. Equity and Income Sub-Account
Investment Income:
Dividends	$1,642,179	$—	$—	$604	$8,806,348
Expenses:
Mortality and expense risk and other charges	798,438	1,470,077	52	1,057	5,957,464
Administrative charges	128,232	304,457	—	—	1,165,826
Total expenses	926,670	1,774,534	52	1,057	7,123,290
Net investment income (loss)	715,509	(1,774,534)	(52)	(453)	1,683,058
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	87	1,950	26,735,501
Realized gains (losses) on sale of investments	(559,665)	(4,256,083)	(3)	(2,119)	2,114,887
Net realized gains (losses)	(559,665)	(4,256,083)	84	(169)	28,850,388
Change in unrealized gains (losses) on investments	8,708,403	7,887,038	1,203	14,814	11,953,423
Net realized and change in unrealized gains (losses) on investments	8,148,738	3,630,955	1,287	14,645	40,803,811
Net increase (decrease) in net assets resulting from operations	$8,864,247	$1,856,421	$1,235	$14,192	$42,486,869

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	Invesco V.I. EQV International Equity Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	Invesco V.I. Main Street® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account
Investment Income:
Dividends	$48	$731,896	$50	$1,900	$3,438,003
Expenses:
Mortality and expense risk and other charges	1,909,633	897,513	144	2,401	4,722,827
Administrative charges	410,363	188,494	—	570	886,619
Total expenses	2,319,996	1,086,007	144	2,971	5,609,446
Net investment income (loss)	(2,319,948)	(354,111)	(94)	(1,071)	(2,171,443)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	122,698	—	406	—	10,880,130
Realized gains (losses) on sale of investments	1,514,376	1,386,372	(1,099)	2,462	20,595,288
Net realized gains (losses)	1,637,074	1,386,372	(693)	2,462	31,475,418
Change in unrealized gains (losses) on investments	26,485,736	11,217,192	3,283	41,223	36,114,612
Net realized and change in unrealized gains (losses) on investments	28,122,810	12,603,564	2,590	43,685	67,590,030
Net increase (decrease) in net assets resulting from operations	$25,802,862	$12,249,453	$2,496	$42,614	$65,418,587

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account
Investment Income:
Dividends	$4,193,587	$—	$95,994	$—	$579,722
Expenses:
Mortality and expense risk and other charges	2,536,736	32,441	114,363	1,387,597	280,903
Administrative charges	460,022	5,311	19,019	250,298	62,828
Total expenses	2,996,758	37,752	133,382	1,637,895	343,731
Net investment income (loss)	1,196,829	(37,752)	(37,388)	(1,637,895)	235,991
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	30,316,725	18,054	560,836	—	—
Realized gains (losses) on sale of investments	4,327,269	118,285	52,071	736,965	60,067
Net realized gains (losses)	34,643,994	136,339	612,907	736,965	60,067
Change in unrealized gains (losses) on investments	(10,677,864)	637,418	377,023	8,940,204	2,810,127
Net realized and change in unrealized gains (losses) on investments	23,966,130	773,757	989,930	9,677,169	2,870,194
Net increase (decrease) in net assets resulting from operations	$25,162,959	$736,005	$952,542	$8,039,274	$3,106,185

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2023

	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	MFS® VIT New Discovery Sub-Account	MFS® VIT Research Sub-Account
Investment Income:
Dividends	$570,688	$9,711	$4,682,723	$—	$155
Expenses:
Mortality and expense risk and other charges	572,401	7,531	1,017,501	33	417
Administrative charges	125,008	1,359	178,223	—	—
Total expenses	697,409	8,890	1,195,724	33	417
Net investment income (loss)	(126,721)	821	3,486,999	(33)	(262)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,243,756	14,598	—	—	1,635
Realized gains (losses) on sale of investments	(185,963)	594	(2,211,618)	(13)	70
Net realized gains (losses)	2,057,793	15,192	(2,211,618)	(13)	1,705
Change in unrealized gains (losses) on investments	6,306,201	64,740	5,901,299	346	4,270
Net realized and change in unrealized gains (losses) on investments	8,363,994	79,932	3,689,681	333	5,975
Net increase (decrease) in net assets resulting from operations	$8,237,273	$80,753	$7,176,680	$300	$5,713

The accompanying notes are an integral part of these financial statements.

	Morgan Stanley VIF Global Infrastructure Sub-Account	Neuberger Berman Genesis Sub-Account	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account	PIMCO VIT Emerging Markets Bond Sub-Account
Investment Income:
Dividends	$6,326	$1	$39,611	$6,478	$21,960
Expenses:
Mortality and expense risk and other charges	2,783	70	2,487	1,946	3,787
Administrative charges	682	—	588	474	764
Total expenses	3,465	70	3,075	2,420	4,551
Net investment income (loss)	2,861	(69)	36,536	4,058	17,409
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	39,298	251	—	—	—
Realized gains (losses) on sale of investments	(18,957)	15	(37,071)	(8,342)	(17,492)
Net realized gains (losses)	20,341	266	(37,071)	(8,342)	(17,492)
Change in unrealized gains (losses) on investments	(16,426)	899	(23,341)	14,284	35,341
Net realized and change in unrealized gains (losses) on investments	3,915	1,165	(60,412)	5,942	17,849
Net increase (decrease) in net assets resulting from operations	$6,776	$1,096	$(23,876)	$10,000	$35,258

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2023

	Pioneer Mid Cap Value VCT Sub-Account	T. Rowe Price Government Money Sub-Account	T. Rowe Price Growth Stock Sub-Account
Investment Income:
Dividends	$795,288	$5,294	$—
Expenses:
Mortality and expense risk and other charges	533,917	991	58,365
Administrative charges	107,627	—	—
Total expenses	641,544	991	58,365
Net investment income (loss)	153,744	4,303	(58,365)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,353,220	—	222,740
Realized gains (losses) on sale of investments	(1,514,090)	—	506,386
Net realized gains (losses)	3,839,130	—	729,126
Change in unrealized gains (losses) on investments	772,019	—	1,654,598
Net realized and change in unrealized gains (losses) on investments	4,611,149	—	2,383,724
Net increase (decrease) in net assets resulting from operations	$4,764,893	$4,303	$2,325,359
The accompanying notes are an integral part of these financial statements.

	T. Rowe Price International Stock Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Investment Income:
Dividends	$3,963	$3,783
Expenses:
Mortality and expense risk and other charges	2,948	4,870
Administrative charges	—	867
Total expenses	2,948	5,737
Net investment income (loss)	1,015	(1,954)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	14,458
Realized gains (losses) on sale of investments	7,604	(395)
Net realized gains (losses)	7,604	14,063
Change in unrealized gains (losses) on investments	37,369	47,246
Net realized and change in unrealized gains (losses) on investments	44,973	61,309
Net increase (decrease) in net assets resulting from operations	$45,988	$59,355

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	Alger Small Cap Growth Sub-Account		American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(543,227)	$(659,271)	$(1,549,801)	$(2,154,709)	$(840,765)	$(1,086,868)	$(6,283,450)	$(6,874,583)
Net realized gains (losses)	(2,824,794)	5,766,986	25,488,822	33,023,635	(833,244)	26,485,434	50,330,580	99,393,651
Change in unrealized gains (losses) on investments	9,026,384	(32,004,224)	23,899,308	(117,762,009)	11,963,241	(57,139,566)	130,166,671	(330,260,579)
Net increase (decrease) in net assets resulting from operations	5,658,363	(26,896,509)	47,838,329	(86,893,083)	10,289,232	(31,741,000)	174,213,801	(237,741,511)
Contract Transactions:
Purchase payments received from contract owners	403,060	357,788	3,982,523	5,988,168	722,017	1,426,116	1,424,308	1,863,723
Net transfers (including fixed account)	(186,236)	(931,597)	(8,415,897)	13,285,786	306,421	8,893,244	(25,834,631)	23,473,342
Contract charges	(2,984)	(3,510)	(3,329,303)	(3,270,774)	(847,099)	(830,873)	(6,847,434)	(6,867,837)
Transfers for contract benefits and terminations	(3,833,537)	(3,477,741)	(24,252,484)	(20,700,884)	(7,236,021)	(7,084,856)	(60,591,537)	(57,140,660)
Net increase (decrease) in net assets resulting from contract transactions	(3,619,697)	(4,055,060)	(32,015,161)	(4,697,704)	(7,054,682)	2,403,631	(91,849,294)	(38,671,432)
Net increase (decrease) in net assets	2,038,666	(30,951,569)	15,823,168	(91,590,787)	3,234,550	(29,337,369)	82,364,507	(276,412,943)
Net Assets:
Beginning of year	39,959,987	70,911,556	245,154,756	336,745,543	73,346,122	102,683,491	512,635,574	789,048,517
End of year	$41,998,653	$39,959,987	$260,977,924	$245,154,756	$76,580,672	$73,346,122	$595,000,081	$512,635,574

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(588,055)	$(971,165)	$2,514,305	$1,871,078	$26,579,217	$62,080,947
Net realized gains (losses)	28,086,102	47,380,602	(1,535,733)	(36,099)	(29,692,186)	144,930,909
Change in unrealized gains (losses) on investments	50,264,788	(125,228,855)	3,237,754	(21,921,757)	177,901,308	(758,440,175)
Net increase (decrease) in net assets resulting from operations	77,762,835	(78,819,418)	4,216,326	(20,086,778)	174,788,339	(551,428,319)
Contract Transactions:
Purchase payments received from contract owners	10,879,033	12,193,807	7,918,226	8,570,911	11,385,988	9,863,646
Net transfers (including fixed account)	(9,644,027)	(10,934,238)	9,322,708	(3,720,086)	(19,575,141)	(14,553,221)
Contract charges	(4,328,055)	(4,377,836)	(1,726,953)	(1,760,637)	(45,687,230)	(46,118,632)
Transfers for contract benefits and terminations	(36,661,540)	(30,170,000)	(11,858,180)	(10,675,539)	(170,007,743)	(162,112,134)
Net increase (decrease) in net assets resulting from contract transactions	(39,754,589)	(33,288,267)	3,655,801	(7,585,351)	(223,884,126)	(212,920,341)
Net increase (decrease) in net assets	38,008,246	(112,107,685)	7,872,127	(27,672,129)	(49,095,787)	(764,348,660)
Net Assets:
Beginning of year	341,548,904	453,656,589	119,684,651	147,356,780	1,863,698,735	2,628,047,395
End of year	$379,557,150	$341,548,904	$127,556,778	$119,684,651	$1,814,602,948	$1,863,698,735

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$328,104	$873,798	$(578,275)	$(1,312,297)	$23,126,343	$(2,402,605)	$9,112,408	$(8,459,982)
Net realized gains (losses)	(250,924)	(101,711)	14,050,526	21,842,508	188,100,900	403,497,976	162,203,128	288,033,437
Change in unrealized gains (losses) on investments	601,405	(2,459,555)	(5,723,289)	(28,836,270)	183,814,377	(1,050,280,700)	117,218,760	(713,057,123)
Net increase (decrease) in net assets resulting from operations	678,585	(1,687,468)	7,748,962	(8,306,059)	395,041,620	(649,185,329)	288,534,296	(433,483,668)
Contract Transactions:
Purchase payments received from contract owners	850,783	1,447,526	986,904	1,030,484	29,572,735	50,328,363	14,377,695	30,000,186
Net transfers (including fixed account)	388,105	(430,776)	2,458,675	(4,440,106)	21,713,192	33,610,164	(5,368,225)	(32,899,969)
Contract charges	(144,776)	(125,219)	(1,152,245)	(1,150,673)	(44,799,264)	(44,828,833)	(25,416,420)	(25,277,392)
Transfers for contract benefits and terminations	(366,887)	(239,097)	(9,219,465)	(7,493,073)	(245,021,116)	(232,735,897)	(135,990,074)	(137,601,866)
Net increase (decrease) in net assets resulting from contract transactions	727,225	652,434	(6,926,131)	(12,053,368)	(238,534,453)	(193,626,203)	(152,397,024)	(165,779,041)
Net increase (decrease) in net assets	1,405,810	(1,035,034)	822,831	(20,359,427)	156,507,167	(842,811,532)	136,137,272	(599,262,709)
Net Assets:
Beginning of year	8,580,490	9,615,524	108,917,768	129,277,195	2,804,331,553	3,647,143,085	1,641,212,020	2,240,474,729
End of year	$9,986,300	$8,580,490	$109,740,599	$108,917,768	$2,960,838,720	$2,804,331,553	$1,777,349,292	$1,641,212,020

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,536,887	$(10,171,426)	$13,815,504	$3,387,635	$55,232,020	$32,356,495
Net realized gains (losses)	153,292,937	240,159,283	55,162,079	135,470,828	(56,079,932)	91,629,473
Change in unrealized gains (losses) on investments	205,953,097	(681,864,263)	61,744,450	(386,828,487)	333,398,247	(939,695,215)
Net increase (decrease) in net assets resulting from operations	360,782,921	(451,876,406)	130,722,033	(247,970,024)	332,550,335	(815,709,247)
Contract Transactions:
Purchase payments received from contract owners	45,266,815	88,173,340	12,619,716	26,878,669	17,917,393	15,948,815
Net transfers (including fixed account)	(61,215,163)	78,449,985	(1,040,894)	221,151	(32,397,399)	(29,447,725)
Contract charges	(16,904,359)	(15,452,043)	(20,854,815)	(21,056,170)	(73,891,238)	(74,265,248)
Transfers for contract benefits and terminations	(89,551,302)	(70,309,861)	(113,589,414)	(109,896,234)	(272,769,370)	(263,159,960)
Net increase (decrease) in net assets resulting from contract transactions	(122,404,009)	80,861,421	(122,865,407)	(103,852,584)	(361,140,614)	(350,924,118)
Net increase (decrease) in net assets	238,378,912	(371,014,985)	7,856,626	(351,822,608)	(28,590,279)	(1,166,633,365)
Net Assets:
Beginning of year	1,046,943,926	1,417,958,911	1,233,030,772	1,584,853,380	3,024,640,541	4,191,273,906
End of year	$1,285,322,838	$1,046,943,926	$1,240,887,398	$1,233,030,772	$2,996,050,262	$3,024,640,541

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$19,847,478	$18,197,137	$5,918,137	$(1,303,975)	$94,604,448	$65,174,176	$(1,014,647)	$(1,955,149)
Net realized gains (losses)	(5,134,458)	(7,275,171)	72,555,556	47,679,291	(151,116,993)	517,120,276	15,511,759	38,845,452
Change in unrealized gains (losses) on investments	39,708,789	(74,861,717)	10,587,014	(186,099,894)	443,400,829	(2,300,700,035)	7,988,751	(70,761,858)
Net increase (decrease) in net assets resulting from operations	54,421,809	(63,939,751)	89,060,707	(139,724,578)	386,888,284	(1,718,405,583)	22,485,863	(33,871,555)
Contract Transactions:
Purchase payments received from contract owners	27,402,224	60,413,316	8,099,031	10,257,825	26,525,167	37,841,321	1,241,213	4,884,021
Net transfers (including fixed account)	19,639,068	(37,226,448)	(8,278,364)	(1,628,202)	(48,513,546)	(33,464,805)	3,417,096	(6,819,859)
Contract charges	(7,676,603)	(7,068,247)	(5,060,920)	(5,011,631)	(119,160,895)	(121,098,669)	(1,889,462)	(1,966,144)
Transfers for contract benefits and terminations	(31,468,353)	(28,361,111)	(35,998,509)	(34,210,689)	(472,745,950)	(478,888,453)	(15,480,304)	(15,919,779)
Net increase (decrease) in net assets resulting from contract transactions	7,896,336	(12,242,490)	(41,238,762)	(30,592,697)	(613,895,224)	(595,610,606)	(12,711,457)	(19,821,761)
Net increase (decrease) in net assets	62,318,145	(76,182,241)	47,821,945	(170,317,275)	(227,006,940)	(2,314,016,189)	9,774,406	(53,693,316)
Net Assets:
Beginning of year	468,626,161	544,808,402	489,020,305	659,337,580	5,395,970,485	7,709,986,674	188,308,678	242,001,994
End of year	$530,944,306	$468,626,161	$536,842,250	$489,020,305	$5,168,963,545	$5,395,970,485	$198,083,084	$188,308,678

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account		BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,399,444)	$(2,386,002)	$914	$(1,172)	$4,582,671	$2,327,939
Net realized gains (losses)	(2,819,168)	43,209,654	42	40,012	(384,945)	(902,761)
Change in unrealized gains (losses) on investments	17,893,485	(140,188,172)	27,115	(96,187)	5,771,037	(4,828,875)
Net increase (decrease) in net assets resulting from operations	13,674,873	(99,364,520)	28,071	(57,347)	9,968,763	(3,403,697)
Contract Transactions:
Purchase payments received from contract owners	2,140,874	3,257,018	250	200	4,762,275	11,954,817
Net transfers (including fixed account)	8,583,876	40,333,261	(1,795)	5,232	2,217,660	(800,147)
Contract charges	(4,173,088)	(4,145,373)	(230)	(230)	(1,655,600)	(1,464,220)
Transfers for contract benefits and terminations	(24,213,906)	(23,083,964)	(6,660)	(15,641)	(7,836,339)	(6,433,461)
Net increase (decrease) in net assets resulting from contract transactions	(17,662,244)	16,360,942	(8,435)	(10,439)	(2,512,004)	3,256,989
Net increase (decrease) in net assets	(3,987,371)	(83,003,578)	19,636	(67,786)	7,456,759	(146,708)
Net Assets:
Beginning of year	280,511,851	363,515,429	219,448	287,234	108,503,724	108,650,432
End of year	$276,524,480	$280,511,851	$239,084	$219,448	$115,960,483	$108,503,724

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,537,923	$1,712,137	$(353,693)	$(399,322)	$(149,621)	$(174,489)	$1,650,217	$4,992,434
Net realized gains (losses)	(1,715,512)	(2,616,044)	(1,129,183)	(1,944,115)	851,658	3,735,423	(1,979,847)	20,799,330
Change in unrealized gains (losses) on investments	4,308,087	(8,610,424)	1,884,332	620,364	2,413,573	(7,322,446)	18,739,309	(87,669,733)
Net increase (decrease) in net assets resulting from operations	5,130,498	(9,514,331)	401,456	(1,723,073)	3,115,610	(3,761,512)	18,409,679	(61,877,969)
Contract Transactions:
Purchase payments received from contract owners	2,868,250	4,412,982	58,116	62,701	6,380	42,760	1,374,943	2,888,705
Net transfers (including fixed account)	4,902,037	(9,563,377)	863,986	(2,398,200)	(8,749)	(351,937)	8,256,394	1,403,604
Contract charges	(2,102,679)	(2,121,596)	(432,141)	(461,899)	(220,884)	(217,677)	(2,201,182)	(2,393,320)
Transfers for contract benefits and terminations	(10,153,323)	(10,924,795)	(2,556,332)	(1,638,883)	(691,110)	(1,235,878)	(17,217,353)	(16,829,207)
Net increase (decrease) in net assets resulting from contract transactions	(4,485,715)	(18,196,786)	(2,066,371)	(4,436,281)	(914,363)	(1,762,732)	(9,787,198)	(14,930,218)
Net increase (decrease) in net assets	644,783	(27,711,117)	(1,664,915)	(6,159,354)	2,201,247	(5,524,244)	8,622,481	(76,808,187)
Net Assets:
Beginning of year	129,774,205	157,485,322	24,923,817	31,083,171	13,852,238	19,376,482	172,172,944	248,981,131
End of year	$130,418,988	$129,774,205	$23,258,902	$24,923,817	$16,053,485	$13,852,238	$180,795,425	$172,172,944

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,620,994	$2,905,408	$15,186,892	$40,837,737	$3,020,269	$2,626,887
Net realized gains (losses)	(2,527,703)	20,514,256	(19,580,567)	43,711,037	106,188,183	116,476,771
Change in unrealized gains (losses) on investments	70,327,058	(110,515,954)	42,007,867	(208,420,772)	(49,662,852)	(124,481,461)
Net increase (decrease) in net assets resulting from operations	69,420,349	(87,096,290)	37,614,192	(123,871,998)	59,545,600	(5,377,803)
Contract Transactions:
Purchase payments received from contract owners	4,646,800	5,589,840	6,263,218	6,347,261	10,880,592	20,979,073
Net transfers (including fixed account)	(22,034,950)	9,122,192	16,222,333	72,147,627	689,960	(65,073,213)
Contract charges	(5,637,361)	(5,441,621)	(17,923,867)	(17,322,306)	(7,851,773)	(8,442,556)
Transfers for contract benefits and terminations	(35,321,876)	(31,441,689)	(71,987,978)	(67,470,260)	(63,816,935)	(56,270,264)
Net increase (decrease) in net assets resulting from contract transactions	(58,347,387)	(22,171,278)	(67,426,294)	(6,297,678)	(60,098,156)	(108,806,960)
Net increase (decrease) in net assets	11,072,962	(109,267,568)	(29,812,102)	(130,169,676)	(552,556)	(114,184,763)
Net Assets:
Beginning of year	415,612,863	524,880,431	790,563,728	920,733,404	601,618,807	715,803,570
End of year	$426,685,825	$415,612,863	$760,751,626	$790,563,728	$601,066,251	$601,618,807

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(530,896)	$(595,799)	$(4,714,876)	$(5,051,195)	$4,569,334	$3,340,625	$3,428,354	$11,364,751
Net realized gains (losses)	3,035,568	6,228,977	(10,739,599)	109,260,997	(2,756,998)	(5,288,835)	(13,650,870)	123,043,800
Change in unrealized gains (losses) on investments	8,843,346	(23,629,129)	47,517,621	(270,409,892)	12,218,590	(53,999,412)	87,825,621	(358,253,666)
Net increase (decrease) in net assets resulting from operations	11,348,018	(17,995,951)	32,063,146	(166,200,090)	14,030,926	(55,947,622)	77,603,105	(223,845,115)
Contract Transactions:
Purchase payments received from contract owners	1,080,267	511,626	6,582,409	17,557,270	5,593,307	9,956,687	5,996,255	9,032,331
Net transfers (including fixed account)	(1,630,176)	5,079,138	17,983,068	40,294,937	43,868,546	(5,546,606)	18,152,159	(250,950)
Contract charges	(397,553)	(373,171)	(4,207,601)	(4,074,299)	(5,507,372)	(5,317,834)	(20,050,831)	(19,831,876)
Transfers for contract benefits and terminations	(5,574,673)	(4,350,361)	(24,280,257)	(20,930,124)	(25,021,242)	(23,647,199)	(84,665,794)	(76,560,532)
Net increase (decrease) in net assets resulting from contract transactions	(6,522,135)	867,232	(3,922,381)	32,847,784	18,933,239	(24,554,952)	(80,568,211)	(87,611,027)
Net increase (decrease) in net assets	4,825,883	(17,128,719)	28,140,765	(133,352,306)	32,964,165	(80,502,574)	(2,965,106)	(311,456,142)
Net Assets:
Beginning of year	37,571,771	54,700,490	309,616,768	442,969,074	329,604,722	410,107,296	913,989,762	1,225,445,904
End of year	$42,397,654	$37,571,771	$337,757,533	$309,616,768	$362,568,887	$329,604,722	$911,024,656	$913,989,762

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(72,928)	$(126,738)	$(2,208,483)	$(2,373,041)	$(9,106,043)	$(9,095,985)
Net realized gains (losses)	1,265,000	7,481,543	5,219,853	22,052,531	38,393,717	50,981,150
Change in unrealized gains (losses) on investments	985,556	(11,043,074)	24,618,679	(67,910,841)	209,965,304	(261,927,692)
Net increase (decrease) in net assets resulting from operations	2,177,628	(3,688,269)	27,630,049	(48,231,351)	239,252,978	(220,042,527)
Contract Transactions:
Purchase payments received from contract owners	58,753	72,087	3,285,056	4,842,900	6,399,883	5,980,441
Net transfers (including fixed account)	915,883	(1,998,411)	(6,137,018)	1,643,282	(67,119,923)	18,761,069
Contract charges	(278,958)	(298,362)	(2,043,373)	(2,028,609)	(7,723,677)	(7,316,368)
Transfers for contract benefits and terminations	(1,307,382)	(1,535,986)	(11,500,694)	(10,382,958)	(57,750,047)	(47,773,352)
Net increase (decrease) in net assets resulting from contract transactions	(611,704)	(3,760,672)	(16,396,029)	(5,925,385)	(126,193,764)	(30,348,210)
Net increase (decrease) in net assets	1,565,924	(7,448,941)	11,234,020	(54,156,736)	113,059,214	(250,390,737)
Net Assets:
Beginning of year	19,258,402	26,707,343	143,216,873	197,373,609	522,499,308	772,890,045
End of year	$20,824,326	$19,258,402	$154,450,893	$143,216,873	$635,558,522	$522,499,308

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,109,293	$3,979,992	$(143,550)	$573,928	$(3,122,041)	$(3,191,168)	$85,046,574	$166,491,487
Net realized gains (losses)	(16,495,608)	65,432,137	5,143,348	16,196,799	(30,608,835)	102,231,773	(65,152,217)	78,643,197
Change in unrealized gains (losses) on investments	91,800,637	(281,697,362)	17,847,703	(67,994,384)	107,963,061	(334,652,328)	21,483,490	(553,873,695)
Net increase (decrease) in net assets resulting from operations	82,414,322	(212,285,233)	22,847,501	(51,223,657)	74,232,185	(235,611,723)	41,377,847	(308,739,011)
Contract Transactions:
Purchase payments received from contract owners	2,851,837	5,791,800	1,985,266	4,787,916	4,333,984	10,089,374	9,968,084	5,643,347
Net transfers (including fixed account)	15,485,551	7,343,047	(3,690,852)	6,467,867	9,935,432	104,389,599	14,242,022	1,654,793,628
Contract charges	(15,465,504)	(15,475,374)	(2,463,080)	(2,411,525)	(3,346,047)	(2,950,041)	(35,433,449)	(31,328,044)
Transfers for contract benefits and terminations	(68,424,989)	(58,746,484)	(17,323,150)	(16,283,268)	(20,269,847)	(17,733,884)	(124,637,886)	(87,259,082)
Net increase (decrease) in net assets resulting from contract transactions	(65,553,105)	(61,087,011)	(21,491,816)	(7,439,010)	(9,346,478)	93,795,048	(135,861,229)	1,541,849,849
Net increase (decrease) in net assets	16,861,217	(273,372,244)	1,355,685	(58,662,667)	64,885,707	(141,816,675)	(94,483,382)	1,233,110,838
Net Assets:
Beginning of year	707,575,884	980,948,128	214,797,307	273,459,974	186,519,623	328,336,298	1,384,477,864	151,367,026
End of year	$724,437,101	$707,575,884	$216,152,992	$214,797,307	$251,405,330	$186,519,623	$1,289,994,482	$1,384,477,864

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,676,571	$25,899,177	$14,827,753	$17,154,186	$3,013,194	$141,633
Net realized gains (losses)	(6,320,821)	(4,485,477)	(17,910,233)	(28,913,701)	(7,394,168)	39,136,072
Change in unrealized gains (losses) on investments	12,882,833	(100,664,121)	49,403,258	(209,238,783)	75,954,480	(207,138,990)
Net increase (decrease) in net assets resulting from operations	9,238,583	(79,250,421)	46,320,778	(220,998,298)	71,573,506	(167,861,285)
Contract Transactions:
Purchase payments received from contract owners	5,102,868	18,756,436	7,584,352	18,344,370	3,236,727	2,860,338
Net transfers (including fixed account)	21,669,311	(25,914,785)	61,276,529	(57,717,007)	(1,358,151)	(10,397,943)
Contract charges	(7,602,967)	(7,968,958)	(16,899,805)	(17,628,012)	(12,894,056)	(12,961,369)
Transfers for contract benefits and terminations	(40,212,358)	(43,520,173)	(85,628,737)	(89,683,573)	(54,660,916)	(50,918,566)
Net increase (decrease) in net assets resulting from contract transactions	(21,043,146)	(58,647,480)	(33,667,661)	(146,684,222)	(65,676,396)	(71,417,540)
Net increase (decrease) in net assets	(11,804,563)	(137,897,901)	12,653,117	(367,682,520)	5,897,110	(239,278,825)
Net Assets:
Beginning of year	487,831,433	625,729,334	1,081,142,671	1,448,825,191	572,762,928	812,041,753
End of year	$476,026,870	$487,831,433	$1,093,795,788	$1,081,142,671	$578,660,038	$572,762,928

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$104,562	$58,345	$7,988,115	$16,021,853	$1,245,884	$4,714,963	$3,164,295	$1,333,541
Net realized gains (losses)	(67,664)	(114,233)	(15,480,866)	166,532,799	14,108,754	64,989,101	101,289,172	104,872,710
Change in unrealized gains (losses) on investments	574,330	(1,287,770)	118,449,685	(384,074,285)	31,012,337	(146,347,596)	(48,664,491)	(160,543,227)
Net increase (decrease) in net assets resulting from operations	611,228	(1,343,658)	110,956,934	(201,519,633)	46,366,975	(76,643,532)	55,788,976	(54,336,976)
Contract Transactions:
Purchase payments received from contract owners	336,869	656,843	6,500,222	11,360,878	2,020,425	4,332,057	11,024,862	27,882,108
Net transfers (including fixed account)	580,794	7,637	(3,004,940)	(4,961,841)	(68,397)	(5,653,384)	4,902,590	(19,143,725)
Contract charges	(84,004)	(71,441)	(15,955,778)	(16,127,636)	(5,445,465)	(5,435,877)	(6,231,622)	(6,350,092)
Transfers for contract benefits and terminations	(236,498)	(266,852)	(81,210,620)	(74,904,413)	(30,335,660)	(26,277,227)	(63,952,730)	(61,967,888)
Net increase (decrease) in net assets resulting from contract transactions	597,161	326,187	(93,671,116)	(84,633,012)	(33,829,097)	(33,034,431)	(54,256,900)	(59,579,597)
Net increase (decrease) in net assets	1,208,389	(1,017,471)	17,285,818	(286,152,645)	12,537,878	(109,677,963)	1,532,076	(113,916,573)
Net Assets:
Beginning of year	5,224,898	6,242,369	951,424,511	1,237,577,156	347,847,947	457,525,910	738,505,527	852,422,100
End of year	$6,433,287	$5,224,898	$968,710,329	$951,424,511	$360,385,825	$347,847,947	$740,037,603	$738,505,527

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI TCW Core Fixed Income Sub-Account		BHFTI Victory Sycamore Mid Cap Value Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(6,878,317)	$(7,362,131)	$3,343	$293	$(93,334)	$342,427
Net realized gains (losses)	18,485,245	89,158,164	(4,370)	(7,707)	27,114,882	34,171,445
Change in unrealized gains (losses) on investments	65,673,994	(226,804,819)	12,857	(36,590)	(9,504,307)	(45,383,603)
Net increase (decrease) in net assets resulting from operations	77,280,922	(145,008,786)	11,830	(44,004)	17,517,241	(10,869,731)
Contract Transactions:
Purchase payments received from contract owners	5,367,800	17,287,765	—	8,460	3,700,247	8,420,670
Net transfers (including fixed account)	(2,441,380)	(2,179,057)	43,591	25,697	(1,440,932)	(10,664,277)
Contract charges	(5,880,024)	(5,806,997)	(73)	(89)	(3,090,653)	(3,201,400)
Transfers for contract benefits and terminations	(35,376,156)	(31,244,621)	(19,360)	(35,419)	(20,791,114)	(17,613,283)
Net increase (decrease) in net assets resulting from contract transactions	(38,329,760)	(21,942,910)	24,158	(1,351)	(21,622,452)	(23,058,290)
Net increase (decrease) in net assets	38,951,162	(166,951,696)	35,988	(45,355)	(4,105,211)	(33,928,021)
Net Assets:
Beginning of year	445,631,115	612,582,811	226,211	271,566	225,427,592	259,355,613
End of year	$484,582,277	$445,631,115	$262,199	$226,211	$221,322,381	$225,427,592

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,603,957	$3,684,990	$(829,934)	$(1,282,400)	$2,327,760	$2,059,808	$(1,526,979)	$(1,436,091)
Net realized gains (losses)	(9,168,305)	(6,948,938)	(2,624,974)	16,157,033	(1,850,430)	(2,138,610)	(1,927,379)	28,945,636
Change in unrealized gains (losses) on investments	14,373,306	(71,189,180)	32,509,946	(87,798,277)	5,959,993	(27,904,064)	46,508,524	(81,053,611)
Net increase (decrease) in net assets resulting from operations	9,808,958	(74,453,128)	29,055,038	(72,923,644)	6,437,323	(27,982,866)	43,054,166	(53,544,066)
Contract Transactions:
Purchase payments received from contract owners	5,788,643	6,221,245	1,505,340	2,589,765	10,274,547	14,409,747	7,228,261	15,792,219
Net transfers (including fixed account)	17,301,739	2,754,802	(5,454,000)	25,560,562	11,448,843	(1,409,263)	(8,544,750)	7,560,643
Contract charges	(9,745,142)	(9,826,812)	(2,823,076)	(2,736,560)	(2,312,256)	(2,163,619)	(1,603,993)	(1,348,761)
Transfers for contract benefits and terminations	(44,319,718)	(43,489,282)	(14,030,090)	(12,310,447)	(10,532,791)	(11,195,561)	(5,608,471)	(5,112,567)
Net increase (decrease) in net assets resulting from contract transactions	(30,974,478)	(44,340,047)	(20,801,826)	13,103,320	8,878,343	(358,696)	(8,528,953)	16,891,534
Net increase (decrease) in net assets	(21,165,520)	(118,793,175)	8,253,212	(59,820,324)	15,315,666	(28,341,562)	34,525,213	(36,652,532)
Net Assets:
Beginning of year	369,007,537	487,800,712	180,191,475	240,011,799	149,974,197	178,315,759	94,163,145	130,815,677
End of year	$347,842,017	$369,007,537	$188,444,687	$180,191,475	$165,289,863	$149,974,197	$128,688,358	$94,163,145

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(351,171)	$(4,672,139)	$2,285,898	$2,051,861	$41,104,401	$24,791,933
Net realized gains (losses)	1,526,183	(469,896)	(386,168)	1,629,721	41,986,812	89,168,831
Change in unrealized gains (losses) on investments	8,662,876	4,206,493	4,687,197	(24,280,020)	97,437,929	(542,926,932)
Net increase (decrease) in net assets resulting from operations	9,837,888	(935,542)	6,586,927	(20,598,438)	180,529,142	(428,966,168)
Contract Transactions:
Purchase payments received from contract owners	8,163,187	13,452,280	589,582	1,081,095	9,260,252	11,714,865
Net transfers (including fixed account)	9,438,479	39,892,915	8,550,471	(2,050,344)	(546,906)	(21,162,181)
Contract charges	(5,016,812)	(4,720,261)	(1,906,770)	(1,903,528)	(34,734,227)	(35,867,133)
Transfers for contract benefits and terminations	(44,996,677)	(36,420,665)	(12,643,251)	(13,767,537)	(241,237,643)	(239,362,699)
Net increase (decrease) in net assets resulting from contract transactions	(32,411,823)	12,204,269	(5,409,968)	(16,640,314)	(267,258,524)	(284,677,148)
Net increase (decrease) in net assets	(22,573,935)	11,268,727	1,176,959	(37,238,752)	(86,729,382)	(713,643,316)
Net Assets:
Beginning of year	323,376,259	312,107,532	113,272,457	150,511,209	2,207,873,560	2,921,516,876
End of year	$300,802,324	$323,376,259	$114,449,416	$113,272,457	$2,121,144,178	$2,207,873,560

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$68,298,796	$27,801,748	$59,313,608	$8,231,465	$(1,332,467)	$(1,329,184)	$388,452	$442,302
Net realized gains (losses)	238,660,408	296,766,056	372,462,488	368,993,883	18,745,846	25,690,167	64,100	4,670,821
Change in unrealized gains (losses) on investments	184,281,261	(1,270,525,804)	167,181,266	(1,430,474,378)	4,660,713	(49,314,962)	5,381,478	(17,460,902)
Net increase (decrease) in net assets resulting from operations	491,240,465	(945,958,000)	598,957,362	(1,053,249,030)	22,074,092	(24,953,979)	5,834,030	(12,347,779)
Contract Transactions:
Purchase payments received from contract owners	22,976,396	36,197,601	10,691,831	15,906,814	761,102	3,017,261	309,542	1,062,254
Net transfers (including fixed account)	(14,032,542)	(19,250,178)	(31,209,502)	(23,627,059)	(157,518)	(7,328,024)	(492,877)	1,901,790
Contract charges	(60,782,879)	(62,335,885)	(52,885,809)	(53,997,465)	(1,149,651)	(1,169,789)	(678,063)	(670,120)
Transfers for contract benefits and terminations	(423,325,960)	(422,197,812)	(372,934,360)	(371,563,585)	(11,607,598)	(12,616,066)	(3,597,813)	(4,262,030)
Net increase (decrease) in net assets resulting from contract transactions	(475,164,985)	(467,586,274)	(446,337,840)	(433,281,295)	(12,153,665)	(18,096,618)	(4,459,211)	(1,968,106)
Net increase (decrease) in net assets	16,075,480	(1,413,544,274)	152,619,522	(1,486,530,325)	9,920,427	(43,050,597)	1,374,819	(14,315,885)
Net Assets:
Beginning of year	4,408,581,705	5,822,125,979	4,108,049,243	5,594,579,568	140,207,603	183,258,200	51,716,567	66,032,452
End of year	$4,424,657,185	$4,408,581,705	$4,260,668,765	$4,108,049,243	$150,128,030	$140,207,603	$53,091,386	$51,716,567

(a) For the period April 29, 2022 to December 31, 2022.
The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,292,483)	$(1,328,582)	$(1,012,253)	$(1,086,563)	$(8,387,450)	$(8,502,090)
Net realized gains (losses)	66,568,035	144,849,843	(2,675,365)	21,803,819	(14,557,044)	128,730,152
Change in unrealized gains (losses) on investments	(28,776,878)	(199,131,563)	13,568,999	(47,311,229)	243,810,298	(423,425,097)
Net increase (decrease) in net assets resulting from operations	36,498,674	(55,610,302)	9,881,381	(26,593,973)	220,865,804	(303,197,035)
Contract Transactions:
Purchase payments received from contract owners	7,578,370	9,141,528	797,631	2,354,064	6,332,141	15,484,345
Net transfers (including fixed account)	14,319,775	(59,216,432)	3,067,010	2,602,178	(45,141,877)	44,207,419
Contract charges	(7,337,392)	(7,853,036)	(790,821)	(797,275)	(6,034,219)	(5,618,998)
Transfers for contract benefits and terminations	(62,349,131)	(57,603,819)	(5,290,076)	(4,327,319)	(42,955,255)	(37,975,969)
Net increase (decrease) in net assets resulting from contract transactions	(47,788,378)	(115,531,759)	(2,216,256)	(168,352)	(87,799,210)	16,096,797
Net increase (decrease) in net assets	(11,289,704)	(171,142,061)	7,665,125	(26,762,325)	133,066,594	(287,100,238)
Net Assets:
Beginning of year	666,624,979	837,767,040	62,581,333	89,343,658	464,857,478	751,957,716
End of year	$655,335,275	$666,624,979	$70,246,458	$62,581,333	$597,924,072	$464,857,478

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(179,164)	$(196,530)	$(4,281)	$(4,408)	$3,531,105	$3,228,592	$(545,927)	$(993,040)
Net realized gains (losses)	397,643	2,175,875	(6,424)	76,415	(4,089,107)	(4,725,517)	10,702,372	29,566,540
Change in unrealized gains (losses) on investments	1,266,517	(4,318,433)	42,176	(174,273)	9,739,970	(46,801,443)	12,543,744	(58,053,548)
Net increase (decrease) in net assets resulting from operations	1,484,996	(2,339,088)	31,471	(102,266)	9,181,968	(48,298,368)	22,700,189	(29,480,048)
Contract Transactions:
Purchase payments received from contract owners	22,106	27,251	1,000	1,000	4,219,419	7,452,954	2,983,580	7,153,716
Net transfers (including fixed account)	63,014	(564,857)	1,960	(5,617)	23,314,068	5,782,509	5,665,168	(8,222,929)
Contract charges	(171,599)	(181,736)	(165)	(293)	(5,036,938)	(4,888,038)	(1,796,302)	(1,777,454)
Transfers for contract benefits and terminations	(760,972)	(716,177)	(3,367)	(3,808)	(26,891,804)	(26,428,971)	(10,920,708)	(10,157,715)
Net increase (decrease) in net assets resulting from contract transactions	(847,451)	(1,435,519)	(572)	(8,718)	(4,395,255)	(18,081,546)	(4,068,262)	(13,004,382)
Net increase (decrease) in net assets	637,545	(3,774,607)	30,899	(110,984)	4,786,713	(66,379,914)	18,631,927	(42,484,430)
Net Assets:
Beginning of year	10,221,841	13,996,448	313,625	424,609	278,086,659	344,466,573	160,076,137	202,560,567
End of year	$10,859,386	$10,221,841	$344,524	$313,625	$282,873,372	$278,086,659	$178,708,064	$160,076,137

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,200,891	$2,986,176	$(558,903)	$(1,141,702)	$(1,794,651)	$(3,068,519)
Net realized gains (losses)	1,591,351	4,953,643	1,933,651	31,116,744	64,980,505	89,562,843
Change in unrealized gains (losses) on investments	19,000,955	(35,780,839)	22,343,125	(73,718,308)	95,691,185	(262,675,650)
Net increase (decrease) in net assets resulting from operations	21,793,197	(27,841,020)	23,717,873	(43,743,266)	158,877,039	(176,181,326)
Contract Transactions:
Purchase payments received from contract owners	1,097,149	3,161,994	2,830,405	8,029,538	14,162,972	26,627,970
Net transfers (including fixed account)	293,758	3,556,870	9,318,908	2,293,160	(2,919,295)	(10,565,211)
Contract charges	(1,912,113)	(1,811,429)	(1,969,864)	(1,934,082)	(7,317,004)	(6,928,356)
Transfers for contract benefits and terminations	(10,598,111)	(10,408,077)	(11,269,338)	(9,804,773)	(56,345,385)	(50,949,939)
Net increase (decrease) in net assets resulting from contract transactions	(11,119,317)	(5,500,642)	(1,089,889)	(1,416,157)	(52,418,712)	(41,815,536)
Net increase (decrease) in net assets	10,673,880	(33,341,662)	22,627,984	(45,159,423)	106,458,327	(217,996,862)
Net Assets:
Beginning of year	143,375,190	176,716,852	155,872,032	201,031,455	688,709,380	906,706,242
End of year	$154,049,070	$143,375,190	$178,500,016	$155,872,032	$795,167,707	$688,709,380

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$143,734	$32,386	$527,998	$(38,805)	$(1,905,336)	$(2,022,038)	$(5,604,715)	$(5,606,140)
Net realized gains (losses)	1,219,676	3,130,438	33,859,499	49,999,526	11,459,613	24,040,022	(12,263,205)	78,380,729
Change in unrealized gains (losses) on investments	908,211	(7,124,887)	(16,276,703)	(78,547,619)	6,420,030	(54,644,224)	156,294,729	(291,088,155)
Net increase (decrease) in net assets resulting from operations	2,271,621	(3,962,063)	18,110,794	(28,586,898)	15,974,307	(32,626,240)	138,426,809	(218,313,566)
Contract Transactions:
Purchase payments received from contract owners	193,865	191,242	4,866,894	13,612,162	2,104,434	3,127,186	8,006,650	19,025,770
Net transfers (including fixed account)	279,622	(805,657)	970,157	(22,744,531)	3,644,378	(189,156)	(26,951,896)	44,105,641
Contract charges	(202,869)	(215,156)	(3,720,238)	(3,798,449)	(1,358,507)	(1,333,713)	(4,934,215)	(4,495,706)
Transfers for contract benefits and terminations	(2,781,232)	(2,897,434)	(22,524,674)	(21,957,595)	(9,299,303)	(8,870,302)	(25,416,329)	(22,887,556)
Net increase (decrease) in net assets resulting from contract transactions	(2,510,614)	(3,727,005)	(20,407,861)	(34,888,413)	(4,908,998)	(7,265,985)	(49,295,790)	35,748,149
Net increase (decrease) in net assets	(238,993)	(7,689,068)	(2,297,067)	(63,475,311)	11,065,309	(39,892,225)	89,131,019	(182,565,417)
Net Assets:
Beginning of year	28,664,634	36,353,702	308,076,968	371,552,279	119,731,332	159,623,557	326,223,693	508,789,110
End of year	$28,425,641	$28,664,634	$305,779,901	$308,076,968	$130,796,641	$119,731,332	$415,354,712	$326,223,693

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(164,935)	$(156,308)	$730,083	$556,348	$37,832,976	$37,838,183
Net realized gains (losses)	(14,325)	2,169,019	628,085	5,675,268	(14,383,577)	(9,537,858)
Change in unrealized gains (losses) on investments	2,193,240	(5,649,844)	(4,073,024)	(276,330)	32,736,953	(203,471,442)
Net increase (decrease) in net assets resulting from operations	2,013,980	(3,637,133)	(2,714,856)	5,955,286	56,186,352	(175,171,117)
Contract Transactions:
Purchase payments received from contract owners	198,602	445,872	415,629	276,122	12,054,063	22,720,863
Net transfers (including fixed account)	(145,393)	(622,343)	6,586,199	(14,074,694)	26,252,485	(6,347,183)
Contract charges	(59,736)	(58,152)	(966,766)	(1,098,342)	(10,092,421)	(10,705,455)
Transfers for contract benefits and terminations	(1,349,534)	(952,942)	(4,291,537)	(4,680,289)	(78,974,099)	(78,533,594)
Net increase (decrease) in net assets resulting from contract transactions	(1,356,061)	(1,187,565)	1,743,525	(19,577,203)	(50,759,972)	(72,865,369)
Net increase (decrease) in net assets	657,919	(4,824,698)	(971,331)	(13,621,917)	5,426,380	(248,036,486)
Net Assets:
Beginning of year	11,028,898	15,853,596	54,975,149	68,597,066	756,012,753	1,004,049,239
End of year	$11,686,817	$11,028,898	$54,003,818	$54,975,149	$761,439,133	$756,012,753

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		Delaware Ivy VIP Asset Strategy Sub-Account		DWS CROCI® International VIP Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,266,716	$1,362,078	$470,659	$(474,224)	$1,107	$587	$165,329	$158,825
Net realized gains (losses)	(2,970,544)	(4,971,950)	(494,585)	137,577	(11,390)	16,412	(182,353)	(241,421)
Change in unrealized gains (losses) on investments	7,549,531	(21,407,296)	3,927,009	(6,745,783)	31,406	(59,252)	1,357,941	(1,352,280)
Net increase (decrease) in net assets resulting from operations	5,845,703	(25,017,168)	3,903,083	(7,082,430)	21,123	(42,253)	1,340,917	(1,434,876)
Contract Transactions:
Purchase payments received from contract owners	4,260,434	4,364,936	2,825,912	4,921,426	—	—	150,333	163,937
Net transfers (including fixed account)	15,871,422	(8,134,899)	333,581	381,752	(2,978)	6,591	4,214	(100,894)
Contract charges	(2,977,586)	(3,143,462)	(547,910)	(493,475)	(4)	(10)	(380)	(440)
Transfers for contract benefits and terminations	(22,916,123)	(22,757,469)	(2,152,379)	(1,309,688)	(72,743)	(15,549)	(660,259)	(552,676)
Net increase (decrease) in net assets resulting from contract transactions	(5,761,853)	(29,670,894)	459,204	3,500,015	(75,725)	(8,968)	(506,092)	(490,073)
Net increase (decrease) in net assets	83,850	(54,688,062)	4,362,287	(3,582,415)	(54,602)	(51,221)	834,825	(1,924,949)
Net Assets:
Beginning of year	194,998,591	249,686,653	35,136,456	38,718,871	216,020	267,241	7,981,955	9,906,904
End of year	$195,082,441	$194,998,591	$39,498,743	$35,136,456	$161,418	$216,020	$8,816,780	$7,981,955

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Federated Hermes Kaufman Fund II Sub-Account		Fidelity® VIP Asset Manager Sub-Account		Fidelity® VIP Contrafund® Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(804)	$(1,065)	$460,878	$346,533	$(5,461,800)	$(5,531,085)
Net realized gains (losses)	499	9,477	413,798	3,626,430	41,186,983	41,772,144
Change in unrealized gains (losses) on investments	8,118	(40,089)	4,426,025	(14,083,988)	115,613,300	(235,551,418)
Net increase (decrease) in net assets resulting from operations	7,813	(31,677)	5,300,701	(10,111,025)	151,338,483	(199,310,359)
Contract Transactions:
Purchase payments received from contract owners	—	—	346,758	411,021	10,197,035	14,543,558
Net transfers (including fixed account)	—	—	(116,889)	(476,284)	(21,347,663)	3,232,920
Contract charges	—	—	(3,674)	(4,586)	(4,565,952)	(4,485,371)
Transfers for contract benefits and terminations	(34,021)	(1)	(4,450,236)	(4,999,402)	(54,310,913)	(48,107,277)
Net increase (decrease) in net assets resulting from contract transactions	(34,021)	(1)	(4,224,041)	(5,069,251)	(70,027,493)	(34,816,170)
Net increase (decrease) in net assets	(26,208)	(31,678)	1,076,660	(15,180,276)	81,310,990	(234,126,529)
Net Assets:
Beginning of year	70,303	101,981	48,783,766	63,964,042	506,654,734	740,781,263
End of year	$44,095	$70,303	$49,860,426	$48,783,766	$587,965,724	$506,654,734

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP FundsManager 50% Sub-Account		Fidelity® VIP FundsManager 60% Sub-Account		Fidelity® VIP Government Money Market Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$17,293	$18,035	$10,736,290	$(3,496,568)	$3,894,261	$(5,180,378)	$499,776	$16,626
Net realized gains (losses)	135,200	158,219	(41,641,428)	466,678,570	(24,697,254)	306,868,190	—	—
Change in unrealized gains (losses) on investments	171,092	(456,721)	271,280,077	(992,781,867)	196,191,720	(664,303,672)	—	(2)
Net increase (decrease) in net assets resulting from operations	323,585	(280,467)	240,374,939	(529,599,865)	175,388,727	(362,615,860)	499,776	16,624
Contract Transactions:
Purchase payments received from contract owners	420	831	9,006,223	7,504,136	7,673,970	6,614,530	489,887	400,349
Net transfers (including fixed account)	715	1,584	—	—	—	—	(392,955)	2,450,204
Contract charges	—	—	—	—	—	—	(873)	(928)
Transfers for contract benefits and terminations	(405,279)	(320,698)	(433,953,773)	(498,764,729)	(249,103,493)	(265,179,999)	(1,625,937)	(2,456,695)
Net increase (decrease) in net assets resulting from contract transactions	(404,144)	(318,283)	(424,947,550)	(491,260,593)	(241,429,523)	(258,565,469)	(1,529,878)	392,930
Net increase (decrease) in net assets	(80,559)	(598,750)	(184,572,611)	(1,020,860,458)	(66,040,796)	(621,181,329)	(1,030,102)	409,554
Net Assets:
Beginning of year	3,826,637	4,425,387	2,472,574,350	3,493,434,808	1,603,124,060	2,224,305,389	15,322,110	14,912,556
End of year	$3,746,078	$3,826,637	$2,288,001,739	$2,472,574,350	$1,537,083,264	$1,603,124,060	$14,292,008	$15,322,110

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Growth Sub-Account		Fidelity® VIP Index 500 Sub-Account		Fidelity® VIP Mid Cap Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,532,136)	$(1,566,087)	$71,096	$60,813	$(3,043,045)	$(3,743,152)
Net realized gains (losses)	15,302,860	22,057,778	4,785,628	4,619,939	10,105,428	25,338,825
Change in unrealized gains (losses) on investments	48,795,052	(88,644,380)	9,208,997	(19,964,227)	31,114,196	(85,896,972)
Net increase (decrease) in net assets resulting from operations	61,565,776	(68,152,689)	14,065,721	(15,283,475)	38,176,579	(64,301,299)
Contract Transactions:
Purchase payments received from contract owners	984,101	1,150,646	10,950	—	5,611,390	8,142,478
Net transfers (including fixed account)	(1,060,785)	(3,789,485)	279,359	(736,244)	4,263,144	(13,883,427)
Contract charges	(10,494)	(12,089)	(11,186)	(12,365)	(4,138,808)	(4,425,670)
Transfers for contract benefits and terminations	(17,856,787)	(18,308,145)	(5,656,683)	(5,039,712)	(32,090,146)	(30,895,210)
Net increase (decrease) in net assets resulting from contract transactions	(17,943,965)	(20,959,073)	(5,377,560)	(5,788,321)	(26,354,420)	(41,061,829)
Net increase (decrease) in net assets	43,621,811	(89,111,762)	8,688,161	(21,071,796)	11,822,159	(105,363,128)
Net Assets:
Beginning of year	186,081,024	275,192,786	59,888,938	80,960,734	302,012,222	407,375,350
End of year	$229,702,835	$186,081,024	$68,577,099	$59,888,938	$313,834,381	$302,012,222

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Fidelity® VIP Overseas Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account		FTVIPT Franklin Small Cap Value VIP Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,707)	$(7,620)	$6,878,906	$6,808,559	$370,077	$361,340	$(738,732)	$(376,186)
Net realized gains (losses)	87,014	111,347	10,574,451	5,350,091	5,826,012	9,804,803	3,483,677	17,154,174
Change in unrealized gains (losses) on investments	530,976	(1,381,458)	(4,865,653)	(26,300,052)	2,870,992	(18,845,958)	6,899,434	(29,594,571)
Net increase (decrease) in net assets resulting from operations	610,283	(1,277,731)	12,587,704	(14,141,402)	9,067,081	(8,679,815)	9,644,379	(12,816,583)
Contract Transactions:
Purchase payments received from contract owners	44,668	62,934	9,496,765	7,094,103	981,791	1,231,161	1,659,876	2,758,690
Net transfers (including fixed account)	(83,443)	(103,215)	5,423,562	(13,872,020)	(612,304)	(4,381,479)	1,954,539	(7,412,083)
Contract charges	(13)	(28)	(2,328,060)	(2,435,600)	(976,956)	(1,059,173)	(1,335,325)	(1,436,105)
Transfers for contract benefits and terminations	(359,170)	(436,077)	(18,585,594)	(17,597,680)	(8,928,390)	(9,077,795)	(9,425,839)	(8,976,128)
Net increase (decrease) in net assets resulting from contract transactions	(397,958)	(476,386)	(5,993,327)	(26,811,197)	(9,535,859)	(13,287,286)	(7,146,749)	(15,065,626)
Net increase (decrease) in net assets	212,325	(1,754,117)	6,594,377	(40,952,599)	(468,778)	(21,967,101)	2,497,630	(27,882,209)
Net Assets:
Beginning of year	3,386,367	5,140,484	180,921,918	221,874,517	82,278,465	104,245,566	89,221,314	117,103,523
End of year	$3,598,692	$3,386,367	$187,516,295	$180,921,918	$81,809,687	$82,278,465	$91,718,944	$89,221,314

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account		Invesco V.I. American Franchise Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$715,509	$687,452	$(1,774,534)	$(2,028,954)	$(52)	$(50)
Net realized gains (losses)	(559,665)	(1,060,991)	(4,256,083)	(9,044,569)	84	974
Change in unrealized gains (losses) on investments	8,708,403	(5,356,757)	7,887,038	868,807	1,203	(2,421)
Net increase (decrease) in net assets resulting from operations	8,864,247	(5,730,296)	1,856,421	(10,204,716)	1,235	(1,497)
Contract Transactions:
Purchase payments received from contract owners	176,994	84,837	1,970,445	2,863,806	—	—
Net transfers (including fixed account)	(3,761,824)	(1,502,364)	5,264,792	(9,802,985)	1	—
Contract charges	(837,139)	(820,819)	(1,956,183)	(2,138,667)	—	—
Transfers for contract benefits and terminations	(3,980,266)	(4,159,093)	(13,480,691)	(14,375,263)	—	—
Net increase (decrease) in net assets resulting from contract transactions	(8,402,235)	(6,397,439)	(8,201,637)	(23,453,109)	1	—
Net increase (decrease) in net assets	462,012	(12,127,735)	(6,345,216)	(33,657,825)	1,236	(1,497)
Net Assets:
Beginning of year	51,151,644	63,279,379	138,197,567	171,855,392	3,171	4,668
End of year	$51,613,656	$51,151,644	$131,852,351	$138,197,567	$4,407	$3,171

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	Invesco V.I. Core Equity Sub-Account		Invesco V.I. Equity and Income Sub-Account		Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(453)	$(397)	$1,683,058	$58,287	$(2,319,948)	$88,469	$(354,111)	$(975,989)
Net realized gains (losses)	(169)	17,353	28,850,388	85,874,731	1,637,074	21,730,791	1,386,372	12,773,617
Change in unrealized gains (losses) on investments	14,814	(38,564)	11,953,423	(141,244,972)	26,485,736	(65,431,134)	11,217,192	(29,443,128)
Net increase (decrease) in net assets resulting from operations	14,192	(21,608)	42,486,869	(55,311,954)	25,802,862	(43,611,874)	12,249,453	(17,645,500)
Contract Transactions:
Purchase payments received from contract owners	—	—	14,020,931	17,842,346	916,561	1,852,119	1,176,187	1,580,580
Net transfers (including fixed account)	—	—	10,576,047	(24,969,011)	(5,920,368)	7,650,311	2,782,873	(1,556,472)
Contract charges	—	—	(6,599,022)	(6,979,321)	(2,419,999)	(2,451,083)	(1,019,551)	(1,096,645)
Transfers for contract benefits and terminations	(28,287)	(18,541)	(54,385,830)	(49,742,248)	(20,574,357)	(17,770,864)	(9,064,051)	(8,114,229)
Net increase (decrease) in net assets resulting from contract transactions	(28,287)	(18,541)	(36,387,874)	(63,848,234)	(27,998,163)	(10,719,517)	(6,124,542)	(9,186,766)
Net increase (decrease) in net assets	(14,095)	(40,149)	6,098,995	(119,160,188)	(2,195,301)	(54,331,391)	6,124,911	(26,832,266)
Net Assets:
Beginning of year	72,815	112,964	516,563,053	635,723,241	170,964,629	225,296,020	78,093,320	104,925,586
End of year	$58,720	$72,815	$522,662,048	$516,563,053	$168,769,328	$170,964,629	$84,218,231	$78,093,320

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Main Street® Sub-Account		Janus Henderson Global Sustainable Equity Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account
	2023	2022	2023	2022 (a)	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(94)	$25	$(1,071)	$(8)	$(2,171,443)	$(1,914,614)
Net realized gains (losses)	(693)	6,134	2,462	34	31,475,418	46,613,224
Change in unrealized gains (losses) on investments	3,283	(11,098)	41,223	462	36,114,612	(111,715,738)
Net increase (decrease) in net assets resulting from operations	2,496	(4,939)	42,614	488	65,418,587	(67,017,128)
Contract Transactions:
Purchase payments received from contract owners	—	—	255,284	37,230	15,784,187	14,630,417
Net transfers (including fixed account)	—	—	82,101	6,447	(7,216,774)	(26,327,316)
Contract charges	—	—	(1,534)	—	(5,329,705)	(5,507,885)
Transfers for contract benefits and terminations	(9,458)	(5,425)	(2,102)	(265)	(40,676,798)	(36,622,825)
Net increase (decrease) in net assets resulting from contract transactions	(9,458)	(5,425)	333,749	43,412	(37,439,090)	(53,827,609)
Net increase (decrease) in net assets	(6,962)	(10,364)	376,363	43,900	27,979,497	(120,844,737)
Net Assets:
Beginning of year	13,319	23,683	43,900	—	381,916,744	502,761,481
End of year	$6,357	$13,319	$420,263	$43,900	$409,896,241	$381,916,744

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	LMPVET ClearBridge Variable Dividend Strategy Sub-Account		LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,196,829	$(462,690)	$(37,752)	$(39,708)	$(37,388)	$(40,815)	$(1,637,895)	$(1,749,403)
Net realized gains (losses)	34,643,994	29,627,087	136,339	207,940	612,907	465,055	736,965	3,631,046
Change in unrealized gains (losses) on investments	(10,677,864)	(52,780,179)	637,418	(1,155,584)	377,023	(1,229,253)	8,940,204	(49,459,600)
Net increase (decrease) in net assets resulting from operations	25,162,959	(23,615,782)	736,005	(987,352)	952,542	(805,013)	8,039,274	(47,577,957)
Contract Transactions:
Purchase payments received from contract owners	11,167,757	10,993,957	4,307	959	1,934	97,911	4,118,391	5,651,275
Net transfers (including fixed account)	1,658,323	(13,030,013)	(99,136)	104,289	300,813	(845,872)	8,693,057	7,673,793
Contract charges	(2,805,027)	(2,891,834)	(8,408)	(7,839)	(106,291)	(118,192)	(1,688,220)	(1,696,810)
Transfers for contract benefits and terminations	(20,463,546)	(19,544,939)	(313,231)	(145,430)	(701,110)	(628,838)	(10,195,745)	(9,510,904)
Net increase (decrease) in net assets resulting from contract transactions	(10,442,493)	(24,472,829)	(416,468)	(48,021)	(504,654)	(1,494,991)	927,483	2,117,354
Net increase (decrease) in net assets	14,720,466	(48,088,611)	319,537	(1,035,373)	447,888	(2,300,004)	8,966,757	(45,460,603)
Net Assets:
Beginning of year	208,371,756	256,460,367	1,945,754	2,981,127	7,503,625	9,803,629	112,228,076	157,688,679
End of year	$223,092,222	$208,371,756	$2,265,291	$1,945,754	$7,951,513	$7,503,625	$121,194,833	$112,228,076

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$235,991	$204,250	$(126,721)	$895,230	$821	$849
Net realized gains (losses)	60,067	1,628,714	2,057,793	4,780,365	15,192	40,424
Change in unrealized gains (losses) on investments	2,810,127	(6,790,509)	6,306,201	(16,105,211)	64,740	(144,615)
Net increase (decrease) in net assets resulting from operations	3,106,185	(4,957,545)	8,237,273	(10,429,616)	80,753	(103,342)
Contract Transactions:
Purchase payments received from contract owners	19,554	51,849	268,278	95,675	285	—
Net transfers (including fixed account)	447,861	75,894	(723,605)	(2,111,666)	(3,058)	12,877
Contract charges	(345,547)	(363,187)	(610,204)	(654,331)	(161)	(168)
Transfers for contract benefits and terminations	(2,847,115)	(2,920,365)	(5,686,707)	(5,513,851)	(37,346)	(44,774)
Net increase (decrease) in net assets resulting from contract transactions	(2,725,247)	(3,155,809)	(6,752,238)	(8,184,173)	(40,280)	(32,065)
Net increase (decrease) in net assets	380,938	(8,113,354)	1,485,035	(18,613,789)	40,473	(135,407)
Net Assets:
Beginning of year	25,200,457	33,313,811	49,168,504	67,782,293	528,859	664,266
End of year	$25,581,395	$25,200,457	$50,653,539	$49,168,504	$569,332	$528,859

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023 and 2022

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		MFS® VIT New Discovery Sub-Account		MFS® VIT Research Sub-Account		Morgan Stanley VIF Global Infrastructure Sub-Account
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,486,999	$4,478,487	$(33)	$(49)	$(262)	$(262)	$2,861	$4,677
Net realized gains (losses)	(2,211,618)	(1,919,114)	(13)	581	1,705	3,803	20,341	20,087
Change in unrealized gains (losses) on investments	5,901,299	(17,895,329)	346	(2,786)	4,270	(9,736)	(16,426)	(58,578)
Net increase (decrease) in net assets resulting from operations	7,176,680	(15,335,956)	300	(2,254)	5,713	(6,195)	6,776	(33,814)
Contract Transactions:
Purchase payments received from contract owners	5,541,716	6,602,739	—	—	—	—	1,100	1,950
Net transfers (including fixed account)	2,658,738	(1,309,347)	—	—	—	—	4,721	(18,596)
Contract charges	(1,186,296)	(1,166,915)	—	—	—	—	(81)	(103)
Transfers for contract benefits and terminations	(8,038,473)	(6,798,916)	(2)	(5,301)	(2)	(2)	(76,255)	(71,992)
Net increase (decrease) in net assets resulting from contract transactions	(1,024,315)	(2,672,439)	(2)	(5,301)	(2)	(2)	(70,515)	(88,741)
Net increase (decrease) in net assets	6,152,365	(18,008,395)	298	(7,555)	5,711	(6,197)	(63,739)	(122,555)
Net Assets:
Beginning of year	84,014,155	102,022,550	2,324	9,879	27,557	33,754	297,131	419,686
End of year	$90,166,520	$84,014,155	$2,622	$2,324	$33,268	$27,557	$233,392	$297,131

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman Genesis Sub-Account		PIMCO VIT CommodityRealReturn® Strategy Sub-Account		PIMCO VIT Dynamic Bond Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(69)	$(68)	$36,536	$59,128	$4,058	$1,046
Net realized gains (losses)	266	772	(37,071)	8,505	(8,342)	19,944
Change in unrealized gains (losses) on investments	899	(2,596)	(23,341)	(62,419)	14,284	(43,712)
Net increase (decrease) in net assets resulting from operations	1,096	(1,892)	(23,876)	5,214	10,000	(22,722)
Contract Transactions:
Purchase payments received from contract owners	—	—	750	8,126	—	—
Net transfers (including fixed account)	—	1	(81,962)	88,650	4,571	(14,915)
Contract charges	—	—	(43)	(61)	(39)	(62)
Transfers for contract benefits and terminations	(5)	—	(14,964)	(35,777)	(44,318)	(61,488)
Net increase (decrease) in net assets resulting from contract transactions	(5)	1	(96,219)	60,938	(39,786)	(76,465)
Net increase (decrease) in net assets	1,091	(1,891)	(120,095)	66,152	(29,786)	(99,187)
Net Assets:
Beginning of year	7,544	9,435	294,881	228,729	210,289	309,476
End of year	$8,635	$7,544	$174,786	$294,881	$180,503	$210,289
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2023 and 2022

	PIMCO VIT Emerging Markets Bond Sub-Account		Pioneer Mid Cap Value VCT Sub-Account		T. Rowe Price Government Money Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$17,409	$15,587	$153,744	$(7,880)	$4,303	$556
Net realized gains (losses)	(17,492)	(12,333)	3,839,130	20,725,205	—	—
Change in unrealized gains (losses) on investments	35,341	(97,299)	772,019	(24,903,342)	—	—
Net increase (decrease) in net assets resulting from operations	35,258	(94,045)	4,764,893	(4,186,017)	4,303	556
Contract Transactions:
Purchase payments received from contract owners	1,500	2,000	1,145,837	1,987,889	—	—
Net transfers (including fixed account)	(5,668)	28,850	718,598	(5,758,900)	(36)	—
Contract charges	(53)	(58)	(575,360)	(616,582)	(32)	(40)
Transfers for contract benefits and terminations	(57,016)	(51,629)	(5,432,867)	(4,822,011)	(2,192)	(21,801)
Net increase (decrease) in net assets resulting from contract transactions	(61,237)	(20,837)	(4,143,792)	(9,209,604)	(2,260)	(21,841)
Net increase (decrease) in net assets	(25,979)	(114,882)	621,101	(13,395,621)	2,043	(21,285)
Net Assets:
Beginning of year	423,061	537,943	46,825,047	60,220,668	110,262	131,547
End of year	$397,082	$423,061	$47,446,148	$46,825,047	$112,305	$110,262

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price Growth Stock Sub-Account		T. Rowe Price International Stock Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2023	2022	2023	2022	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(58,365)	$(66,323)	$1,015	$(1,924)	$(1,954)	$(3,627)
Net realized gains (losses)	729,126	473,447	7,604	4,467	14,063	16,034
Change in unrealized gains (losses) on investments	1,654,598	(4,755,301)	37,369	(80,816)	47,246	(112,630)
Net increase (decrease) in net assets resulting from operations	2,325,359	(4,348,177)	45,988	(78,273)	59,355	(100,223)
Contract Transactions:
Purchase payments received from contract owners	160,156	157,859	19,515	15,879	—	—
Net transfers (including fixed account)	110,710	(443,988)	467	(54,806)	(1,623)	3,281
Contract charges	(317)	(675)	(24)	(42)	(43)	(47)
Transfers for contract benefits and terminations	(919,417)	(616,368)	—	(40,397)	(4,584)	(25,996)
Net increase (decrease) in net assets resulting from contract transactions	(648,868)	(903,172)	19,958	(79,366)	(6,250)	(22,762)
Net increase (decrease) in net assets	1,676,491	(5,251,349)	65,946	(157,639)	53,105	(122,985)
Net Assets:
Beginning of year	5,677,872	10,929,221	298,888	456,527	328,752	451,737
End of year	$7,354,363	$5,677,872	$364,834	$298,888	$381,857	$328,752

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account A (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was initially established by the Board of Directors of Security First Life Insurance Company, a predecessor of the Company, on May 29, 1980, to support the issuance of variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Deutsche DWS Variable Series I ("DWS")

Federated Hermes Insurance Series ("Federated Hermes")

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Ivy Variable Insurance Portfolios ("Ivy VIP")

Janus Aspen Series ("Janus")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

MFS® Variable Insurance Trust ("MFS® VIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Neuberger Berman Equity Funds ("Neuberger Berman")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer")

T. Rowe Price Government Money Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price International Fund, Inc.

The Alger Portfolios ("Alger")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2023:

Alger Small Cap Growth Sub-Account

American Funds® Global Growth Sub-Account (a)

American Funds® Global Small Capitalization Sub-Account (a)

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account (a)

American Funds® The Bond Fund of America Sub-Account (a)

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI AB International Bond Sub-Account

BHFTI Allspring Mid Cap Value Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Continued)

BHFTI BlackRock Global Tactical Strategies Sub-Account

BHFTI BlackRock High Yield Sub-Account (a)

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account

BHFTI Brighthouse/Artisan International Sub-Account

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account (a)

BHFTI CBRE Global Real Estate Sub-Account

BHFTI Harris Oakmark International Sub-Account (a)

BHFTI Invesco Balanced-Risk Allocation Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account (a)

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account

BHFTI TCW Core Fixed Income Sub-Account

BHFTI Victory Sycamore Mid Cap Value Sub-Account

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account (a)

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account (a)

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Core Sub-Account

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account (a)

BHFTII MetLife Mid Cap Stock Index Sub-Account (a)

BHFTII MetLife MSCI EAFE® Index Sub-Account (a)

BHFTII MetLife Russell 2000® Index Sub-Account (a)

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account (a)

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account (a)

BlackRock Global Allocation V.I. Sub-Account

Delaware Ivy VIP Asset Strategy Sub-Account

DWS CROCI® International VIP Sub-Account

Federated Hermes Kaufman Fund II Sub-Account

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

Fidelity® VIP Asset Manager Sub-Account

Fidelity® VIP Contrafund® Sub-Account (a)

Fidelity® VIP Equity-Income Sub-Account

Fidelity® VIP FundsManager 50% Sub-Account

Fidelity® VIP FundsManager 60% Sub-Account

Fidelity® VIP Government Money Market Sub-Account (a)

Fidelity® VIP Growth Sub-Account

Fidelity® VIP Index 500 Sub-Account

Fidelity® VIP Mid Cap Sub-Account

Fidelity® VIP Overseas Sub-Account

FTVIPT Franklin Income VIP Sub-Account

FTVIPT Franklin Mutual Shares VIP Sub-Account

FTVIPT Franklin Small Cap Value VIP Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account

FTVIPT Templeton Global Bond VIP Sub-Account

Invesco V.I. American Franchise Sub-Account

Invesco V.I. Core Equity Sub-Account

Invesco V.I. Equity and Income Sub-Account (a)

Invesco V.I. EQV International Equity Sub-Account (a)

Invesco V.I. Main Street Small Cap® Sub-Account (a)

Invesco V.I. Main Street® Sub-Account

Janus Henderson Global Sustainable Equity Sub-Account

LMPVET ClearBridge Variable Appreciation Sub-Account (a)

LMPVET ClearBridge Variable Dividend Strategy Sub-Account (a)

LMPVET ClearBridge Variable Large Cap Growth Sub-Account

LMPVET ClearBridge Variable Large Cap Value Sub-Account

LMPVET ClearBridge Variable Small Cap Growth Sub-Account (a)

LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account

LMPVIT Western Asset Variable Global High Yield Bond Sub-Account (a)

MFS® VIT New Discovery Sub-Account

MFS® VIT Research Sub-Account

Morgan Stanley VIF Global Infrastructure Sub-Account

Neuberger Berman Genesis Sub-Account

PIMCO VIT CommodityRealReturn® Strategy Sub-Account

PIMCO VIT Dynamic Bond Sub-Account

PIMCO VIT Emerging Markets Bond Sub-Account

Pioneer Mid Cap Value VCT Sub-Account

T. Rowe Price Government Money Sub-Account

T. Rowe Price Growth Stock Sub-Account

T. Rowe Price International Stock Sub-Account

TAP 1919 Variable Socially Responsive Balanced Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Sub-Accounts had no net assets as of December 31, 2023:

Federated Hermes High Income Bond Fund II Sub-Account

Invesco V.I. Global Strategic Income Sub-Account

Invesco V.I. Growth and Income Sub-Account

Invesco V.I. U.S. Government Money Sub-Account

Janus Henderson Global Research Sub-Account

MFS® VIT Investors Trust Sub-Account

3.  PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2023:

Federated Hermes Managed Volatility Fund II Sub-Account

Pioneer Real Estate Shares VCT Sub-Account

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES — (Concluded)

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2023:

Liquidation:

Pioneer Real Estate Shares VCT Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Distribution Expense — The risk that surrender charges will be insufficient to cover the actual costs of distribution which includes commissions, fees, registration costs, direct and indirect selling expenses.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Guaranteed Withdrawal Benefit for Life — For an additional charge that includes the Mortality and Expense Risk charge and a Guaranteed Withdrawal Benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2023:

Mortality and Expense Risk	0.70	% - 2.05%
Administrative	0.10	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.35%
Distribution Expense	0.10%
Guaranteed Minimum Accumulation Benefit	1.50%
Guaranteed Withdrawal Benefit for Life	1.90	% - 2.05%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2023:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.70%
Guaranteed Withdrawal Benefit	0.25	% - 1.80%
Guaranteed Minimum Income Benefit	0.50	% - 1.15%
Enhanced Death Benefit	0.60	% - 1.35%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers are made in a contract year or, for certain Contracts, 2% of the amount transferred from the contract value, if less. For certain Contracts, an administrative charge is also assessed which ranges from $12 to $29.50 for each Sub-Account in which the contract owner invests (waived if purchase payments equal or exceed $2,000 in the year, or if the account value is $10,000 or more at year end). For other Contracts, the administrative charge is $21.50 plus $2.50 for each Sub-Account selected, subject to the same waiver terms. In addition, the Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For certain Contracts, a transaction charge of the lesser of $10 or 2% of the surrender is imposed on surrenders and a $10 charge is assessed for annuitizations. These charges are paid to the Company and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Alger Small Cap Growth Sub-Account	2,540,749	63,295,140	206,384	4,369,380
American Funds® Global Growth Sub-Account	7,817,771	214,246,247	24,406,611	38,479,548
American Funds® Global Small Capitalization Sub-Account	4,376,890	86,058,168	2,265,213	9,190,526
American Funds® Growth Sub-Account	6,059,018	438,539,480	35,897,088	101,741,261
American Funds® Growth-Income Sub-Account	6,535,826	296,565,538	31,973,836	53,278,187
American Funds® The Bond Fund of America Sub-Account	13,600,954	144,816,493	16,180,189	10,010,070
BHFTI AB Global Dynamic Allocation Sub-Account	186,113,123	1,920,220,646	52,035,296	249,340,213
BHFTI AB International Bond Sub-Account	1,259,306	11,864,543	2,017,908	962,578
BHFTI Allspring Mid Cap Value Sub-Account	9,798,266	115,794,678	17,631,937	10,514,271
BHFTI American Funds® Balanced Allocation Sub-Account	339,156,782	3,084,721,955	292,330,124	293,503,953
BHFTI American Funds® Growth Allocation Sub-Account	212,347,585	1,817,429,471	218,782,623	186,631,509
BHFTI American Funds® Growth Sub-Account	128,020,200	1,241,733,991	188,229,979	148,873,107
BHFTI American Funds® Moderate Allocation Sub-Account	146,850,579	1,343,370,699	106,430,727	142,789,484
BHFTI BlackRock Global Tactical Strategies Sub-Account	332,894,474	3,223,607,537	97,029,993	402,938,595
BHFTI BlackRock High Yield Sub-Account	73,394,983	552,542,921	76,653,158	48,909,331
BHFTI Brighthouse Asset Allocation 100 Sub-Account	52,528,596	567,819,230	95,342,907	53,655,131
BHFTI Brighthouse Balanced Plus Sub-Account	594,133,740	6,035,074,495	167,632,505	686,923,271
BHFTI Brighthouse Small Cap Value Sub-Account	14,307,722	194,743,934	22,658,603	20,218,226
BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account	31,638,954	304,426,388	5,957,602	25,019,273
BHFTI Brighthouse/Artisan International Sub-Account	23,280	228,328	5,802	13,323
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	11,796,590	117,109,748	13,804,680	11,734,002
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	14,922,081	141,217,383	14,223,853	16,171,637
BHFTI Brighthouse/Templeton International Bond Sub-Account	3,032,451	30,866,064	442,136	2,862,196
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	1,185,272	14,294,237	1,275,795	1,523,508
BHFTI CBRE Global Real Estate Sub-Account	17,235,023	190,060,830	7,048,065	15,185,030
BHFTI Harris Oakmark International Sub-Account	33,394,906	425,822,914	15,352,103	72,078,431
BHFTI Invesco Balanced-Risk Allocation Sub-Account	94,036,048	905,227,230	36,569,091	88,808,490
BHFTI Invesco Comstock Sub-Account	47,590,359	578,086,241	118,844,845	72,252,110
BHFTI Invesco Global Equity Sub-Account	1,794,231	35,040,400	3,206,683	7,910,246
BHFTI Invesco Small Cap Growth Sub-Account	51,454,639	520,056,578	8,235,011	16,872,239
BHFTI JPMorgan Core Bond Sub-Account	40,062,859	407,593,188	39,804,087	16,301,513
BHFTI JPMorgan Global Active Allocation Sub-Account	89,316,143	976,348,792	23,052,056	100,191,910
BHFTI JPMorgan Small Cap Value Sub-Account	1,847,811	23,561,794	2,844,259	1,907,531
BHFTI Loomis Sayles Global Allocation Sub-Account	10,338,079	146,720,521	7,573,374	20,267,415
BHFTI Loomis Sayles Growth Sub-Account	42,631,274	550,406,240	39,388,083	137,888,644
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	70,607,906	805,675,377	26,110,599	84,554,409
BHFTI MFS® Research International Sub-Account	18,066,715	202,273,633	8,584,563	26,058,608
BHFTI Morgan Stanley Discovery Sub-Account	63,545,792	483,689,705	13,617,476	26,085,979
BHFTI PanAgora Global Diversified Risk Sub-Account	219,014,343	1,812,382,077	103,689,337	154,503,992
BHFTI PIMCO Inflation Protected Bond Sub-Account	50,533,634	532,509,438	26,678,408	45,044,977
BHFTI PIMCO Total Return Sub-Account	112,491,761	1,298,741,770	57,849,670	76,690,531
BHFTI Schroders Global Multi-Asset Sub-Account	50,804,218	586,017,619	14,437,517	77,100,717
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	662,542	7,088,865	1,124,731	423,006
BHFTI SSGA Growth and Income ETF Sub-Account	98,047,604	1,040,931,783	23,238,980	108,921,969
BHFTI SSGA Growth ETF Sub-Account	36,550,286	381,704,309	29,256,720	43,019,911
BHFTI T. Rowe Price Large Cap Value Sub-Account	28,401,469	768,283,186	129,543,656	74,280,019
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	61,573,346	534,884,654	29,523,074	47,550,498
BHFTI TCW Core Fixed Income Sub-Account	29,428	288,428	53,088	25,587
BHFTI Victory Sycamore Mid Cap Value Sub-Account	11,785,002	202,634,102	31,144,060	27,711,957
BHFTI Western Asset Management Government Income Sub-Account	37,974,019	403,050,813	20,712,291	47,082,807

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII Baillie Gifford International Stock Sub-Account	18,402,676	192,997,525	7,302,761	28,934,503
BHFTII BlackRock Bond Income Sub-Account	1,826,277	188,795,303	21,460,218	10,253,982
BHFTII BlackRock Capital Appreciation Sub-Account	3,904,716	139,629,823	8,237,565	15,905,246
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	2,885,633	290,527,183	57,211,421	89,968,573
BHFTII Brighthouse Asset Allocation 20 Sub-Account	12,111,049	126,812,002	19,430,236	19,941,746
BHFTII Brighthouse Asset Allocation 40 Sub-Account	222,575,464	2,524,555,061	203,761,436	317,498,826
BHFTII Brighthouse Asset Allocation 60 Sub-Account	449,660,283	5,273,682,338	500,040,955	545,815,858
BHFTII Brighthouse Asset Allocation 80 Sub-Account	402,329,439	5,053,013,064	612,431,953	513,687,378
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	730,369	151,597,927	21,321,380	15,306,649
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	5,319,777	63,906,226	3,738,123	6,168,714
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	23,312,907	674,088,802	88,158,219	67,639,171
BHFTII Frontier Mid Cap Growth Sub-Account	3,738,501	90,910,771	3,373,925	6,602,391
BHFTII Jennison Growth Sub-Account	43,859,113	579,646,937	4,840,591	101,027,142
BHFTII Loomis Sayles Small Cap Core Sub-Account	52,204	11,470,612	646,498	1,126,987
BHFTII Loomis Sayles Small Cap Growth Sub-Account	38,754	425,178	13,902	18,755
BHFTII MetLife Aggregate Bond Index Sub-Account	30,567,523	323,806,555	20,923,897	21,787,979
BHFTII MetLife Mid Cap Stock Index Sub-Account	10,955,177	173,860,202	20,820,560	14,392,268
BHFTII MetLife MSCI EAFE® Index Sub-Account	10,686,718	133,058,208	9,367,608	19,286,635
BHFTII MetLife Russell 2000® Index Sub-Account	10,716,643	181,222,501	13,927,936	12,568,868
BHFTII MetLife Stock Index Sub-Account	13,892,844	625,056,148	79,311,780	81,612,303
BHFTII MFS® Total Return Sub-Account	190,156	28,959,597	2,614,124	3,539,246
BHFTII MFS® Value Sub-Account	22,365,925	320,847,684	48,316,598	31,867,220
BHFTII Neuberger Berman Genesis Sub-Account	7,378,520	125,194,105	14,643,305	10,193,337
BHFTII T. Rowe Price Large Cap Growth Sub-Account	21,112,140	427,770,566	9,695,518	64,597,171
BHFTII T. Rowe Price Small Cap Growth Sub-Account	639,920	12,147,698	904,536	2,124,083
BHFTII VanEck Global Natural Resources Sub-Account	4,572,719	48,830,291	8,003,207	5,529,591
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	69,760,931	886,257,677	58,819,752	71,746,579
BHFTII Western Asset Management U.S. Government Sub-Account	18,590,522	217,179,390	16,326,408	20,821,517
BlackRock Global Allocation V.I. Sub-Account	3,031,369	44,209,096	3,603,723	2,673,856
Delaware Ivy VIP Asset Strategy Sub-Account	18,427	173,343	3,619	78,237
DWS CROCI® International VIP Sub-Account	1,180,243	10,193,216	380,761	721,887
Federated Hermes Kaufman Fund II Sub-Account	2,534	41,003	—	34,825
Fidelity® VIP Asset Manager Sub-Account	3,187,947	48,875,119	1,894,355	5,116,026
Fidelity® VIP Contrafund® Sub-Account	12,244,317	405,794,626	26,701,783	82,653,407
Fidelity® VIP Equity-Income Sub-Account	150,748	3,425,406	173,213	456,106
Fidelity® VIP FundsManager 50% Sub-Account	201,231,464	2,376,077,736	57,325,775	471,537,028
Fidelity® VIP FundsManager 60% Sub-Account	158,462,193	1,587,797,968	34,730,950	272,266,206
Fidelity® VIP Government Money Market Sub-Account	14,291,446	14,291,446	1,965,995	2,996,659
Fidelity® VIP Growth Sub-Account	2,467,206	154,989,582	10,228,091	21,070,392
Fidelity® VIP Index 500 Sub-Account	148,492	24,826,033	2,114,365	6,828,400
Fidelity® VIP Mid Cap Sub-Account	9,046,824	285,620,974	10,476,269	31,264,108
Fidelity® VIP Overseas Sub-Account	139,376	2,838,356	172,875	569,576
FTVIPT Franklin Income VIP Sub-Account	13,205,370	195,265,413	28,094,453	15,832,345
FTVIPT Franklin Mutual Shares VIP Sub-Account	5,336,574	88,662,731	8,645,712	10,977,456
FTVIPT Franklin Small Cap Value VIP Sub-Account	6,911,751	101,253,607	6,865,621	9,720,517
FTVIPT Templeton Foreign VIP Sub-Account	3,624,555	51,140,061	1,764,997	9,451,709
FTVIPT Templeton Global Bond VIP Sub-Account	10,268,873	173,892,521	1,531,429	11,507,582
Invesco V.I. American Franchise Sub-Account	75	4,254	87	52
Invesco V.I. Core Equity Sub-Account	2,005	58,057	11,126	37,917
Invesco V.I. Equity and Income Sub-Account	31,947,548	491,902,219	38,633,220	46,602,539
Invesco V.I. EQV International Equity Sub-Account	5,042,394	148,593,120	177,435	30,372,806
Invesco V.I. Main Street Small Cap® Sub-Account	3,202,178	65,493,529	2,150,132	8,628,777

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2023		For the year ended December 31, 2023
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Invesco V.I. Main Street® Sub-Account	349	7,220	455	9,603
Janus Henderson Global Sustainable Equity Sub-Account	40,255	378,578	379,436	46,760
LMPVET ClearBridge Variable Appreciation Sub-Account	7,077,166	263,550,146	24,545,577	53,275,982
LMPVET ClearBridge Variable Dividend Strategy Sub-Account	10,858,019	177,781,320	38,111,760	17,040,697
LMPVET ClearBridge Variable Large Cap Growth Sub-Account	58,580	1,451,047	44,578	480,741
LMPVET ClearBridge Variable Large Cap Value Sub-Account	374,895	7,447,730	1,087,949	1,069,154
LMPVET ClearBridge Variable Small Cap Growth Sub-Account	4,549,823	112,625,943	7,561,720	8,272,110
LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	1,775,253	23,888,488	1,019,124	3,508,379
LMPVET Franklin Multi-Asset Variable Growth Sub-Account	3,780,115	49,373,509	2,997,633	7,632,835
LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	42,235	533,106	26,045	50,905
LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	14,721,054	107,957,376	10,801,728	8,339,030
MFS® VIT New Discovery Sub-Account	203	3,506	—	35
MFS® VIT Research Sub-Account	1,041	26,051	1,790	419
Morgan Stanley VIF Global Infrastructure Sub-Account	38,641	279,814	65,377	93,732
Neuberger Berman Genesis Sub-Account	142	6,819	252	75
PIMCO VIT CommodityRealReturn® Strategy Sub-Account	33,041	241,757	60,603	120,285
PIMCO VIT Dynamic Bond Sub-Account	20,795	205,709	12,860	48,588
PIMCO VIT Emerging Markets Bond Sub-Account	37,638	464,546	26,116	69,944
Pioneer Mid Cap Value VCT Sub-Account	4,297,657	58,720,838	7,091,842	5,728,674
T. Rowe Price Government Money Sub-Account	112,305	112,305	5,324	3,281
T. Rowe Price Growth Stock Sub-Account	84,930	5,154,244	1,377,879	1,862,606
T. Rowe Price International Stock Sub-Account	19,101	312,068	84,258	63,285
TAP 1919 Variable Socially Responsive Balanced Sub-Account	12,069	371,159	18,408	12,155

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2023 and 2022:

	Alger Small Cap Growth Sub-Account		American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	1,830,673	1,986,691	4,673,979	4,606,628	1,719,805	1,648,182
Units issued and transferred from other funding options	1,674,777	21,118	252,110	625,025	339,556	291,052
Units redeemed and transferred to other funding options	(1,831,286)	(177,136)	(695,866)	(557,674)	(469,076)	(219,429)
Units end of year	1,674,164	1,830,673	4,230,223	4,673,979	1,590,285	1,719,805
	BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	141,431,746	156,544,887	996,448	929,518	3,060,421	3,397,974
Units issued and transferred from other funding options	2,010,323	2,468,840	219,548	221,732	231,560	297,642
Units redeemed and transferred to other funding options	(18,382,352)	(17,581,981)	(136,760)	(154,802)	(418,942)	(635,195)
Units end of year	125,059,717	141,431,746	1,079,236	996,448	2,873,039	3,060,421
	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	76,544,592	82,816,196	234,905,707	260,416,374	15,099,757	15,598,723
Units issued and transferred from other funding options	1,939,801	3,705,431	3,569,848	3,540,994	2,966,133	3,597,054
Units redeemed and transferred to other funding options	(9,255,743)	(9,977,035)	(30,265,474)	(29,051,661)	(2,780,064)	(4,096,020)
Units end of year	69,228,650	76,544,592	208,210,081	234,905,707	15,285,826	15,099,757

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	American Funds® Growth Sub-Account (b)		American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,356,074	2,548,185	3,645,812	3,556,812	8,704,196	8,934,601
Units issued and transferred from other funding options	643,060	194,137	520,096	538,305	1,840,163	1,388,036
Units redeemed and transferred to other funding options	(970,964)	(386,248)	(567,041)	(449,305)	(1,202,651)	(1,618,441)
Units end of year	2,028,170	2,356,074	3,598,867	3,645,812	9,341,708	8,704,196
	BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	157,952,632	168,535,382	84,776,060	92,906,375	56,111,105	55,283,458
Units issued and transferred from other funding options	5,517,664	8,278,950	2,783,541	4,336,803	4,608,934	9,051,031
Units redeemed and transferred to other funding options	(18,211,847)	(18,861,700)	(10,054,494)	(12,467,118)	(11,465,695)	(8,223,384)
Units end of year	145,258,449	157,952,632	77,505,107	84,776,060	49,254,344	56,111,105
	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	20,394,491	21,637,660	354,759,845	390,898,441	5,210,472	5,740,253
Units issued and transferred from other funding options	664,110	1,039,529	6,124,476	10,289,643	543,939	466,541
Units redeemed and transferred to other funding options	(2,241,296)	(2,282,698)	(45,469,649)	(46,428,239)	(870,758)	(996,322)
Units end of year	18,817,305	20,394,491	315,414,672	354,759,845	4,883,653	5,210,472

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account		BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	27,418,565	25,963,839	19,276	20,135	8,773,119	8,541,549
Units issued and transferred from other funding options	2,362,676	4,957,971	195	657	1,375,932	2,746,168
Units redeemed and transferred to other funding options	(4,002,094)	(3,503,245)	(872)	(1,516)	(1,575,911)	(2,514,598)
Units end of year	25,779,147	27,418,565	18,599	19,276	8,573,140	8,773,119
	BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	8,504,376	9,077,666	15,329,601	16,029,243	581,633,631	584,824,653
Units issued and transferred from other funding options	855,161	921,084	1,179,361	1,982,373	39,391,139	87,406,628
Units redeemed and transferred to other funding options	(1,309,437)	(1,494,374)	(3,074,075)	(2,682,015)	(89,362,543)	(90,597,650)
Units end of year	8,050,100	8,504,376	13,434,887	15,329,601	531,662,227	581,633,631
	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	31,782,773	33,962,464	622,516,586	679,237,166	705,717	836,225
Units issued and transferred from other funding options	6,314,420	4,567,620	29,402,203	26,449,764	69,217	25,952
Units redeemed and transferred to other funding options	(4,554,558)	(6,747,311)	(82,999,456)	(83,170,344)	(88,690)	(156,460)
Units end of year	33,542,635	31,782,773	568,919,333	622,516,586	686,244	705,717

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	13,840,693	15,761,271	2,497,932	2,926,330	505,133	562,473
Units issued and transferred from other funding options	2,277,485	2,215,339	190,110	144,938	15,353	37,843
Units redeemed and transferred to other funding options	(2,750,272)	(4,135,917)	(400,075)	(573,336)	(45,590)	(95,183)
Units end of year	13,367,906	13,840,693	2,287,967	2,497,932	474,896	505,133
	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	19,401,081	22,714,076	1,061,193	1,000,532	7,838,631	7,179,855
Units issued and transferred from other funding options	1,637,471	2,903,228	165,121	204,261	895,554	1,937,408
Units redeemed and transferred to other funding options	(3,434,041)	(6,216,223)	(229,747)	(143,600)	(986,265)	(1,278,632)
Units end of year	17,604,511	19,401,081	996,567	1,061,193	7,747,920	7,838,631
	BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	5,978,977	6,233,627	23,859,017	25,062,911	449,627,522	484,968,947
Units issued and transferred from other funding options	311,054	648,661	1,049,612	2,874,523	20,551,141	21,174,522
Units redeemed and transferred to other funding options	(939,693)	(903,311)	(5,480,669)	(4,078,417)	(60,963,442)	(56,515,947)
Units end of year	5,350,338	5,978,977	19,427,960	23,859,017	409,215,221	449,627,522

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	10,944,745	11,319,006	7,070,223	4,613,702	1,263,100,791	98,983,254
Units issued and transferred from other funding options	858,930	1,173,903	1,318,215	3,489,255	47,276,346	1,289,406,500
Units redeemed and transferred to other funding options	(1,891,987)	(1,548,164)	(1,526,264)	(1,032,734)	(171,002,341)	(125,288,963)
Units end of year	9,911,688	10,944,745	6,862,174	7,070,223	1,139,374,796	1,263,100,791
	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	577,274	542,322	50,699,867	55,003,158	17,447,195	19,030,364
Units issued and transferred from other funding options	137,615	137,628	988,111	1,499,373	556,255	599,351
Units redeemed and transferred to other funding options	(74,469)	(102,676)	(5,734,583)	(5,802,664)	(2,148,743)	(2,182,520)
Units end of year	640,420	577,274	45,953,395	50,699,867	15,854,707	17,447,195
	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,714,363	4,100,963	37,320,409	41,506,542	15,375,249	14,365,106
Units issued and transferred from other funding options	342,853	599,487	3,982,898	4,247,117	1,265,092	3,215,039
Units redeemed and transferred to other funding options	(690,718)	(986,087)	(7,120,599)	(8,433,250)	(2,868,137)	(2,204,896)
Units end of year	3,366,498	3,714,363	34,182,708	37,320,409	13,772,204	15,375,249

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	33,106,796	36,898,564	66,227,296	74,724,463	428,195,207	478,268,611
Units issued and transferred from other funding options	3,969,421	5,136,531	8,093,149	5,909,826	15,107,057	12,827,518
Units redeemed and transferred to other funding options	(5,412,520)	(8,928,299)	(10,217,256)	(14,406,993)	(61,866,290)	(62,900,922)
Units end of year	31,663,697	33,106,796	64,103,189	66,227,296	381,435,974	428,195,207
	BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI TCW Core Fixed Income Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	6,904,494	7,509,646	14,955,417	15,720,195	23,841	24,262
Units issued and transferred from other funding options	2,157,608	745,659	832,441	1,699,836	5,178	4,654
Units redeemed and transferred to other funding options	(2,668,027)	(1,350,811)	(2,028,940)	(2,464,614)	(2,509)	(5,075)
Units end of year	6,394,075	6,904,494	13,758,918	14,955,417	26,510	23,841
	BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,595,264	2,608,661	63,645,095	51,526,171	33,590,162	31,555,641
Units issued and transferred from other funding options	526,797	471,047	8,079,261	20,350,775	10,618,215	16,398,255
Units redeemed and transferred to other funding options	(380,629)	(484,444)	(12,272,233)	(8,231,851)	(14,469,668)	(14,363,734)
Units end of year	2,741,432	2,595,264	59,452,123	63,645,095	29,738,709	33,590,162

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	7,608,251	8,678,852	129,655,296	145,527,897	223,154,664	245,733,297
Units issued and transferred from other funding options	1,175,622	890,899	3,124,445	2,747,017	3,689,418	4,702,705
Units redeemed and transferred to other funding options	(1,536,478)	(1,961,500)	(18,286,994)	(18,619,618)	(26,633,071)	(27,281,338)
Units end of year	7,247,395	7,608,251	114,492,747	129,655,296	200,211,011	223,154,664
	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	13,176,780	15,460,997	2,010,218	2,027,494	12,167,953	11,869,984
Units issued and transferred from other funding options	920,835	695,146	254,882	387,789	886,132	2,521,104
Units redeemed and transferred to other funding options	(1,874,054)	(2,979,363)	(317,709)	(405,065)	(2,638,714)	(2,223,135)
Units end of year	12,223,561	13,176,780	1,947,391	2,010,218	10,415,371	12,167,953
	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,773,314	4,085,141	9,496,631	9,850,588	4,249,980	4,303,776
Units issued and transferred from other funding options	994,873	389,518	1,403,962	1,208,809	827,301	696,510
Units redeemed and transferred to other funding options	(1,084,837)	(701,345)	(2,150,740)	(1,562,766)	(845,490)	(750,306)
Units end of year	3,683,350	3,773,314	8,749,853	9,496,631	4,231,791	4,249,980

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	190,799,041	209,845,016	4,633,071	5,199,238	2,120,905	2,194,308
Units issued and transferred from other funding options	2,269,372	3,541,771	348,811	257,186	134,943	281,914
Units redeemed and transferred to other funding options	(21,658,713)	(22,587,746)	(724,507)	(823,353)	(307,966)	(355,317)
Units end of year	171,409,700	190,799,041	4,257,375	4,633,071	1,947,882	2,120,905
	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	129,906	148,128	10,228	10,512	19,695,655	20,932,702
Units issued and transferred from other funding options	4,649	7,540	475	508	3,142,979	2,786,537
Units redeemed and transferred to other funding options	(14,734)	(25,762)	(493)	(792)	(3,491,418)	(4,023,584)
Units end of year	119,821	129,906	10,210	10,228	19,347,216	19,695,655
	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	17,356,146	18,245,389	343,791	387,652	7,772,677	8,665,455
Units issued and transferred from other funding options	1,898,140	2,298,254	75,781	21,243	998,807	994,226
Units redeemed and transferred to other funding options	(3,079,531)	(3,187,497)	(104,208)	(65,104)	(1,527,646)	(1,887,004)
Units end of year	16,174,755	17,356,146	315,364	343,791	7,243,838	7,772,677

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,275,446	3,469,556	18,116,598	16,400,063	207,360	230,249
Units issued and transferred from other funding options	516,039	333,484	1,730,143	4,851,546	102,587	17,797
Units redeemed and transferred to other funding options	(632,799)	(527,594)	(4,269,882)	(3,135,011)	(127,254)	(40,686)
Units end of year	3,158,686	3,275,446	15,576,859	18,116,598	182,693	207,360
	BlackRock Global Allocation V.I. Sub-Account		Delaware Ivy VIP Asset Strategy Sub-Account		DWS CROCI® International VIP Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	1,365,643	1,247,454	10,911	11,394	881,379	936,930
Units issued and transferred from other funding options	151,998	229,666	21	364	874,064	30,699
Units redeemed and transferred to other funding options	(135,043)	(111,477)	(3,730)	(847)	(925,837)	(86,250)
Units end of year	1,382,598	1,365,643	7,202	10,911	829,606	881,379
	Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP FundsManager 50% Sub-Account		Fidelity® VIP FundsManager 60% Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	120,920	131,063	152,528,802	181,831,307	98,646,802	113,961,976
Units issued and transferred from other funding options	48	142	564,806	455,841	471,508	378,898
Units redeemed and transferred to other funding options	(12,482)	(10,285)	(25,636,784)	(29,758,346)	(14,615,008)	(15,694,072)
Units end of year	108,486	120,920	127,456,824	152,528,802	84,503,302	98,646,802

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,850,126	5,111,331	23,930,395	26,056,787	11,809,417	13,541,672
Units issued and transferred from other funding options	895,503	733,154	2,109,292	2,128,369	1,920,639	1,927,813
Units redeemed and transferred to other funding options	(759,420)	(1,994,359)	(3,654,800)	(4,254,761)	(2,262,387)	(3,660,068)
Units end of year	3,986,209	3,850,126	22,384,887	23,930,395	11,467,669	11,809,417
	Federated Hermes Kaufman Fund II Sub-Account		Fidelity® VIP Asset Manager Sub-Account		Fidelity® VIP Contrafund® Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	5,204	5,204	2,451,368	2,697,442	11,850,716	12,794,358
Units issued and transferred from other funding options	—	—	2,252,237	35,060	3,859,799	799,361
Units redeemed and transferred to other funding options	(2,332)	—	(2,455,028)	(281,134)	(5,360,721)	(1,743,003)
Units end of year	2,872	5,204	2,248,577	2,451,368	10,349,794	11,850,716
	Fidelity® VIP Government Money Market Sub-Account		Fidelity® VIP Growth Sub-Account		Fidelity® VIP Index 500 Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,276,030	2,216,587	3,553,842	3,917,239	1,227,591	1,339,136
Units issued and transferred from other funding options	2,319,765	715,147	3,196,020	46,310	1,205,713	5,504
Units redeemed and transferred to other funding options	(2,544,430)	(655,704)	(3,486,183)	(409,707)	(1,304,316)	(117,049)
Units end of year	2,051,365	2,276,030	3,263,679	3,553,842	1,128,988	1,227,591

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023 and 2022:

	Fidelity® VIP Mid Cap Sub-Account		Fidelity® VIP Overseas Sub-Account		FTVIPT Franklin Income VIP Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,232,095	3,654,675	215,022	243,505	2,262,510	2,587,978
Units issued and transferred from other funding options	200,212	165,934	49,746	8,829	267,396	176,547
Units redeemed and transferred to other funding options	(463,922)	(588,514)	(72,369)	(37,312)	(341,336)	(502,015)
Units end of year	2,968,385	3,232,095	192,399	215,022	2,188,570	2,262,510
	FTVIPT Templeton Global Bond VIP Sub-Account		Invesco V.I. American Franchise Sub-Account		Invesco V.I. Core Equity Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	8,783,467	10,239,271	227	227	7,674	9,328
Units issued and transferred from other funding options	783,030	584,007	—	—	831	1,150
Units redeemed and transferred to other funding options	(1,306,712)	(2,039,811)	—	—	(3,418)	(2,804)
Units end of year	8,259,785	8,783,467	227	227	5,087	7,674
	Invesco V.I. Main Street® Sub-Account		Janus Henderson Global Sustainable Equity Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account
	2023	2022	2023	2022 (a)	2023	2022
Units beginning of year	986	1,381	48,438	—	7,999,525	8,358,989
Units issued and transferred from other funding options	—	—	376,320	49,222	976,606	859,514
Units redeemed and transferred to other funding options	(599)	(395)	(43,593)	(784)	(1,037,631)	(1,218,978)
Units end of year	387	986	381,165	48,438	7,938,500	7,999,525

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	FTVIPT Franklin Mutual Shares VIP Sub-Account		FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	2,190,523	2,534,794	3,844,580	4,532,108	1,735,226	1,949,285
Units issued and transferred from other funding options	102,658	82,238	291,955	227,415	37,932	83,163
Units redeemed and transferred to other funding options	(343,868)	(426,509)	(644,680)	(914,943)	(296,215)	(297,222)
Units end of year	1,949,313	2,190,523	3,491,855	3,844,580	1,476,943	1,735,226
	Invesco V.I. Equity and Income Sub-Account		Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	16,217,277	18,155,062	4,859,575	5,145,654	1,723,439	1,916,039
Units issued and transferred from other funding options	1,139,401	880,369	189,952	479,135	139,879	128,456
Units redeemed and transferred to other funding options	(2,256,410)	(2,818,154)	(919,580)	(765,214)	(263,861)	(321,056)
Units end of year	15,100,268	16,217,277	4,129,947	4,859,575	1,599,457	1,723,439
	LMPVET ClearBridge Variable Dividend Strategy Sub-Account		LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	5,413,777	6,031,677	46,001	46,893	198,141	238,351
Units issued and transferred from other funding options	503,321	510,579	802	3,718	14,088	47,314
Units redeemed and transferred to other funding options	(764,040)	(1,128,479)	(9,069)	(4,610)	(26,358)	(87,524)
Units end of year	5,153,058	5,413,777	37,734	46,001	185,871	198,141

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2023 and 2022:

	LMPVET ClearBridge Variable Small Cap Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	3,099,314	2,939,290	865,396	968,523	1,651,867	1,909,686
Units issued and transferred from other funding options	529,220	592,916	29,208	23,168	23,918	33,886
Units redeemed and transferred to other funding options	(383,764)	(432,892)	(117,901)	(126,295)	(230,733)	(291,705)
Units end of year	3,244,770	3,099,314	776,703	865,396	1,445,052	1,651,867
	MFS® VIT Research Sub-Account		Morgan Stanley VIF Global Infrastructure Sub-Account		Neuberger Berman Genesis Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	1,745	1,745	19,273	24,614	181	181
Units issued and transferred from other funding options	—	—	7,878	477	—	—
Units redeemed and transferred to other funding options	—	—	(12,485)	(5,818)	—	—
Units end of year	1,745	1,745	14,666	19,273	181	181

	Pioneer Mid Cap Value VCT Sub-Account		T. Rowe Price Government Money Sub-Account		T. Rowe Price Growth Stock Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	706,011	841,749	6,422	7,702	22,164	25,310
Units issued and transferred from other funding options	59,430	49,281	1	830	11,290	922
Units redeemed and transferred to other funding options	(118,652)	(185,019)	(129)	(2,110)	(13,517)	(4,068)
Units end of year	646,789	706,011	6,294	6,422	19,937	22,164

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		MFS® VIT New Discovery Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	19,863	21,023	3,857,769	3,915,500	103	304
Units issued and transferred from other funding options	86	568	570,389	529,740	—	—
Units redeemed and transferred to other funding options	(1,465)	(1,728)	(528,673)	(587,471)	—	(201)
Units end of year	18,484	19,863	3,899,485	3,857,769	103	103
	PIMCO VIT CommodityRealReturn® Strategy Sub-Account		PIMCO VIT Dynamic Bond Sub-Account		PIMCO VIT Emerging Markets Bond Sub-Account
	2023	2022	2023	2022	2023	2022
Units beginning of year	31,459	26,051	21,017	28,506	42,618	45,094
Units issued and transferred from other funding options	2,693	12,275	683	115	607	3,436
Units redeemed and transferred to other funding options	(13,635)	(6,867)	(4,605)	(7,604)	(6,796)	(5,912)
Units end of year	20,517	31,459	17,095	21,017	36,429	42,618

	T. Rowe Price International Stock Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2023	2022	2023	2022
Units beginning of year	14,684	18,730	5,433	5,790
Units issued and transferred from other funding options	3,573	777	10	62
Units redeemed and transferred to other funding options	(2,723)	(4,823)	(105)	(419)
Units end of year	15,534	14,684	5,338	5,433

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio, or series, and total return ratios for the respective stated periods in the five years ended December 31, 2023:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Alger Small Cap Growth	2023	1,674,164	24.75 - 25.63	41,998,653	—	1.25 - 1.40	14.88 - 15.05
Sub-Account	2022	1,830,673	21.55 - 22.28	39,959,987	—	1.25 - 1.40	(38.88) - (38.78)
	2021	1,986,691	35.25 - 36.39	70,911,556	—	1.25 - 1.40	(7.37) - (7.23)
	2020	2,225,387	38.06 - 39.22	85,705,650	1.06	1.25 - 1.40	64.82 - 65.07
	2019	2,482,257	23.09 - 23.76	57,974,899	—	1.25 - 1.40	27.54 - 27.73
American Funds® Global	2023	4,230,223	26.13 - 94.48	260,977,924	0.85	0.90 - 2.30	19.83 - 21.51
Growth Sub-Account	2022	4,673,979	21.76 - 77.76	245,154,756	0.64	0.90 - 2.30	(26.45) - (25.41)
	2021	4,606,628	29.50 - 104.25	336,745,543	0.32	0.90 - 2.30	13.77 - 15.38
	2020	4,843,419	25.87 - 90.36	329,451,317	0.33	0.90 - 2.30	27.49 - 29.29
	2019	5,433,407	20.23 - 69.88	300,888,587	1.07	0.90 - 2.30	32.20 - 34.06
American Funds® Global	2023	1,590,285	18.45 - 63.54	76,580,672	0.24	0.89 - 1.90	13.73 - 15.15
Small Capitalization	2022	1,719,805	16.23 - 55.19	73,346,122	—	0.89 - 1.90	(30.94) - (30.18)
Sub-Account	2021	1,648,182	23.50 - 79.04	102,683,491	—	0.89 - 1.90	4.53 - 5.79
	2020	1,904,281	22.48 - 74.71	116,208,099	0.17	0.89 - 1.90	27.08 - 28.57
	2019	2,170,953	17.69 - 58.11	105,538,846	0.15	0.89 - 1.90	28.90 - 30.35
American Funds® Growth	2023	2,028,170	74.96 - 900.62	595,000,081	0.35	0.89 - 2.30	35.35 - 37.26
Sub-Account[4]	2022	2,356,074	54.86 - 656.14	512,635,574	0.32	0.89 - 2.30	(31.53) - (30.56)
	2021	2,548,185	79.36 - 944.87	789,048,517	0.21	0.89 - 2.30	19.22 - 20.91
	2020	3,135,191	65.94 - 781.47	807,910,576	0.31	0.89 - 2.30	48.62 - 50.73
	2019	4,036,029	43.95 - 518.46	697,847,684	0.72	0.89 - 2.30	27.80 - 29.61
American Funds®	2023	3,598,867	30.33 - 463.52	379,557,150	1.31	0.89 - 2.30	23.28 - 25.02
Growth-Income Sub-Account	2022	3,645,812	24.54 - 370.75	341,548,904	1.22	0.89 - 2.30	(18.39) - (17.23)
	2021	3,556,812	30.00 - 447.93	453,656,589	1.08	0.89 - 2.30	21.28 - 23.00
	2020	3,380,245	24.67 - 364.18	412,186,878	1.34	0.89 - 2.30	10.96 - 12.54
	2019	2,972,685	22.18 - 323.61	392,698,921	1.62	0.89 - 2.30	23.27 - 25.02
American Funds® The Bond	2023	9,341,708	9.59 - 20.87	127,556,778	3.42	0.95 - 1.90	2.86 - 4.03
Fund of America Sub-Account	2022	8,704,196	9.32 - 20.06	119,684,651	2.81	0.95 - 1.90	(14.30) - (13.40)
	2021	8,934,601	10.88 - 23.16	147,356,780	1.38	0.95 - 1.90	(2.36) - (1.25)
	2020	7,466,687	11.14 - 23.46	134,552,780	2.08	0.95 - 1.90	7.42 - 8.69
	2019	7,082,883	10.37 - 21.58	125,217,632	2.53	0.95 - 1.90	7.14 - 8.32
BHFTI AB Global Dynamic	2023	125,059,717	12.83 - 15.42	1,814,602,948	2.83	0.90 - 2.35	9.06 - 10.64
Allocation Sub-Account	2022	141,431,746	11.77 - 13.94	1,863,698,735	4.30	0.90 - 2.35	(22.27) - (21.14)
	2021	156,544,887	15.14 - 17.68	2,628,047,395	0.22	0.90 - 2.35	6.74 - 8.30
	2020	173,157,502	14.18 - 16.32	2,697,018,446	1.76	0.90 - 2.35	3.62 - 5.13
	2019	191,775,185	13.69 - 15.53	2,854,590,240	3.45	0.90 - 2.35	15.33 - 17.02
BHFTI AB International Bond	2023	1,079,236	9.05 - 9.33	9,986,300	4.91	1.15 - 1.80	6.97 - 7.67
Sub-Account	2022	996,448	8.46 - 8.66	8,580,490	11.11	1.15 - 1.80	(17.15) - (16.61)
(Commenced 4/29/2019)	2021	929,518	10.21 - 10.39	9,615,524	0.02	1.15 - 1.80	(3.87) - (3.24)
	2020	472,183	10.62 - 10.74	5,056,411	2.09	1.15 - 1.80	2.52 - 3.19
	2019	149,010	10.38 - 10.41	1,548,814	—	1.15 - 1.55	3.79 - 4.07

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Allspring Mid Cap	2023	2,873,039	32.79 - 43.62	109,740,599	1.03	0.90 - 2.35	6.49 - 8.04
Value Sub-Account	2022	3,060,421	30.79 - 40.37	108,917,768	0.38	0.90 - 2.35	(7.17) - (5.82)
	2021	3,397,974	33.17 - 42.87	129,277,195	0.64	0.90 - 2.35	25.96 - 27.79
	2020	4,103,631	26.34 - 33.54	122,882,321	0.92	0.90 - 2.35	0.32 - 1.79
	2019	4,369,039	26.25 - 32.95	129,231,837	0.66	0.90 - 2.35	32.38 - 34.32
BHFTI American Funds®	2023	145,258,449	17.83 - 22.39	2,960,838,720	2.30	0.90 - 2.35	13.79 - 15.44
Balanced Allocation	2022	157,952,632	15.67 - 19.40	2,804,331,553	1.42	0.90 - 2.35	(18.69) - (17.51)
Sub-Account	2021	168,535,382	19.28 - 23.51	3,647,143,085	1.17	0.90 - 2.35	9.54 - 11.14
	2020	177,697,560	17.60 - 21.16	3,478,672,495	1.71	0.90 - 2.35	12.88 - 14.53
	2019	188,980,273	15.59 - 18.47	3,247,960,104	1.80	0.90 - 2.35	16.75 - 18.46
BHFTI American Funds®	2023	77,505,107	20.20 - 25.36	1,777,349,292	2.07	0.90 - 2.35	17.49 - 19.20
Growth Allocation	2022	84,776,060	17.19 - 21.28	1,641,212,020	1.07	0.90 - 2.35	(20.41) - (19.25)
Sub-Account	2021	92,906,375	21.60 - 26.35	2,240,474,729	0.81	0.90 - 2.35	13.21 - 14.87
	2020	98,751,000	19.08 - 22.94	2,084,636,005	1.55	0.90 - 2.35	14.20 - 15.88
	2019	104,820,922	16.71 - 19.80	1,920,984,751	1.69	0.90 - 2.35	7.66 - 22.53
BHFTI American Funds®	2023	49,254,344	4.17 - 44.35	1,285,322,838	1.56	0.95 - 2.35	34.80 - 36.69
Growth Sub-Account	2022	56,111,105	3.06 - 32.45	1,046,943,926	0.56	0.95 - 2.35	(31.78) - (30.82)
	2021	55,283,458	4.44 - 46.90	1,417,958,911	—	0.95 - 2.35	18.80 - 20.47
	2020	62,779,160	3.70 - 38.93	1,233,374,489	0.83	0.95 - 2.35	48.11 - 50.20
	2019	70,394,914	2.47 - 25.92	896,578,462	0.43	0.95 - 2.35	27.31 - 29.11
BHFTI American Funds®	2023	69,228,650	15.65 - 19.65	1,240,887,398	2.60	0.90 - 2.35	10.30 - 11.90
Moderate Allocation	2022	76,544,592	14.19 - 17.56	1,233,030,772	1.74	0.90 - 2.35	(16.61) - (15.39)
Sub-Account	2021	82,816,196	17.02 - 20.75	1,584,853,380	1.53	0.90 - 2.35	7.09 - 8.66
	2020	89,126,090	15.89 - 19.10	1,577,916,391	1.88	0.90 - 2.35	10.36 - 11.98
	2019	94,117,069	14.40 - 17.06	1,496,155,462	1.97	0.90 - 2.35	13.46 - 15.12
BHFTI BlackRock Global	2023	208,210,081	12.74 - 15.31	2,996,050,262	3.22	0.90 - 2.35	10.69 - 12.30
Tactical Strategies	2022	234,905,707	11.51 - 13.63	3,024,640,541	2.32	0.90 - 2.35	(20.77) - (19.61)
Sub-Account	2021	260,416,374	14.52 - 16.96	4,191,273,906	1.36	0.90 - 2.35	7.24 - 8.81
	2020	288,651,485	13.54 - 15.58	4,290,514,129	1.57	0.90 - 2.35	1.88 - 3.37
	2019	319,007,558	13.29 - 15.07	4,609,258,546	0.19	0.90 - 2.35	17.82 - 19.54
BHFTI BlackRock High Yield	2023	15,285,826	20.30 - 40.29	530,944,306	5.34	0.90 - 2.35	10.45 - 12.06
Sub-Account	2022	15,099,757	18.19 - 35.95	468,626,161	5.05	0.90 - 2.35	(12.41) - (11.13)
	2021	15,598,723	20.56 - 40.46	544,808,402	3.95	0.90 - 2.35	2.73 - 4.23
	2020	12,066,788	19.82 - 38.81	400,160,681	5.30	0.90 - 2.35	5.00 - 6.54
	2019	10,050,021	18.69 - 36.43	309,535,208	5.84	0.90 - 2.35	12.19 - 13.82
BHFTI Brighthouse Asset	2023	18,817,305	24.62 - 32.50	536,842,250	2.73	0.90 - 2.35	18.01 - 19.73
Allocation 100 Sub-Account	2022	20,394,491	20.86 - 27.15	489,020,305	1.34	0.90 - 2.35	(22.00) - (20.87)
	2021	21,637,660	26.74 - 34.30	659,337,580	1.12	0.90 - 2.35	15.38 - 17.07
	2020	23,698,563	23.18 - 29.30	620,704,942	1.17	0.90 - 2.35	16.14 - 17.84
	2019	25,514,590	19.96 - 24.87	570,646,937	1.51	0.90 - 2.35	24.52 - 26.34
BHFTI Brighthouse Balanced	2023	315,414,672	14.51 - 17.44	5,168,963,545	3.18	0.90 - 2.35	6.71 - 8.26
Plus Sub-Account	2022	354,759,845	13.60 - 16.11	5,395,970,485	2.45	0.90 - 2.35	(23.62) - (22.51)
	2021	390,898,441	17.81 - 20.79	7,709,986,674	2.31	0.90 - 2.35	5.05 - 6.58
	2020	427,390,725	16.95 - 19.51	7,948,644,035	2.35	0.90 - 2.35	9.90 - 11.51
	2019	463,543,612	15.42 - 17.49	7,769,299,827	2.02	0.90 - 2.35	20.70 - 22.46

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse Small Cap	2023	4,883,653	34.54 - 49.45	198,083,084	1.02	0.89 - 2.35	11.31 - 13.20
Value Sub-Account	2022	5,210,472	31.03 - 43.68	188,308,678	0.63	0.89 - 2.35	(15.11) - (13.67)
	2021	5,740,253	36.56 - 50.60	242,001,994	0.82	0.89 - 2.35	28.71 - 30.96
	2020	6,898,802	28.40 - 38.64	224,022,103	1.36	0.89 - 2.35	(2.89) - (1.21)
	2019	6,746,819	29.25 - 39.11	223,578,730	0.89	0.89 - 2.35	25.79 - 27.92
BHFTI Brighthouse/abrdn	2023	25,779,147	9.28 - 11.99	276,524,480	1.02	0.90 - 2.35	4.00 - 5.52
Emerging Markets Equity	2022	27,418,565	8.92 - 11.37	280,511,851	0.73	0.90 - 2.35	(27.53) - (26.47)
Sub-Account	2021	25,963,839	12.31 - 15.46	363,515,429	0.17	0.90 - 2.35	(7.27) - (5.92)
	2020	27,619,378	13.28 - 16.43	413,604,198	2.00	0.90 - 2.35	24.33 - 26.16
	2019	31,136,134	10.68 - 13.02	371,895,857	1.66	0.90 - 2.35	17.94 - 19.67
BHFTI Brighthouse/Artisan	2023	18,599	12.31 - 13.17	239,084	1.53	0.90 - 1.60	12.41 - 13.20
International Sub-Account	2022	19,276	10.95 - 11.63	219,448	0.62	0.90 - 1.60	(20.55) - (19.99)
	2021	20,135	13.78 - 14.54	287,234	0.33	0.90 - 1.60	6.69 - 7.44
	2020	24,462	12.91 - 13.53	325,773	0.99	0.90 - 1.60	5.95 - 6.70
	2019	26,483	12.19 - 12.68	331,019	1.22	0.90 - 1.60	27.83 - 28.73
BHFTI Brighthouse/Eaton	2023	8,573,140	12.07 - 14.41	115,960,483	5.46	0.95 - 2.25	8.33 - 9.74
Vance Floating Rate	2022	8,773,119	11.14 - 13.22	108,503,724	3.54	0.90 - 2.25	(3.79) - (2.48)
Sub-Account	2021	8,541,549	11.64 - 13.55	108,650,432	3.08	0.90 - 2.20	1.25 - 2.57
	2020	7,157,323	11.32 - 13.21	88,934,157	4.70	0.90 - 2.35	(0.31) - 1.15
	2019	7,102,972	11.35 - 13.06	87,577,609	4.54	0.90 - 2.35	1.11 - 6.07
BHFTI Brighthouse/Franklin	2023	13,367,906	8.89 - 10.56	130,418,988	3.43	0.90 - 2.25	3.25 - 4.65
Low Duration Total Return	2022	13,840,693	8.61 - 10.09	129,774,205	2.73	0.90 - 2.25	(6.85) - (5.59)
Sub-Account	2021	15,761,271	9.25 - 10.68	157,485,322	1.86	0.90 - 2.25	(1.95) - (0.62)
	2020	13,868,356	9.43 - 10.75	140,089,668	3.40	0.90 - 2.25	(0.15) - 1.21
	2019	14,180,858	9.45 - 10.62	142,348,646	3.37	0.90 - 2.25	1.06 - 3.70
BHFTI Brighthouse/Templeton	2023	2,287,967	9.53 - 11.04	23,258,902	—	0.95 - 1.95	1.51 - 2.53
International Bond	2022	2,497,932	9.07 - 10.77	24,923,817	—	0.95 - 2.20	(6.70) - (5.53)
Sub-Account	2021	2,926,330	9.91 - 11.40	31,083,171	—	0.95 - 2.05	(6.94) - (5.91)
	2020	2,783,455	10.65 - 12.11	31,598,432	6.34	0.95 - 2.05	(7.82) - (6.80)
	2019	2,605,011	11.56 - 13.00	31,904,131	8.19	0.95 - 2.05	(0.89) - 0.21
BHFTI	2023	474,896	29.01 - 40.04	16,053,485	0.67	0.90 - 2.30	22.66 - 24.30
Brighthouse/Wellington Large	2022	505,133	23.65 - 32.21	13,852,238	0.54	0.90 - 2.30	(20.95) - (19.93)
Cap Research Sub-Account	2021	562,473	29.92 - 40.23	19,376,482	0.75	0.90 - 2.30	21.37 - 22.92
	2020	636,487	24.65 - 32.73	17,975,178	0.97	0.90 - 2.30	19.32 - 20.94
	2019	683,658	20.66 - 27.06	16,100,585	0.99	0.90 - 2.30	28.84 - 30.52
BHFTI CBRE Global Real	2023	8,050,100	13.42 - 89.95	180,795,425	2.48	0.90 - 2.35	10.12 - 11.72
Estate Sub-Account	2022	8,504,376	12.02 - 80.55	172,172,944	4.09	0.90 - 2.35	(26.73) - (25.66)
	2021	9,077,666	23.12 - 108.41	248,981,131	2.88	0.90 - 2.35	31.30 - 33.22
	2020	10,651,154	17.61 - 81.42	221,573,688	4.47	0.90 - 2.35	(7.23) - (5.87)
	2019	10,381,751	18.98 - 86.54	231,318,465	3.07	0.90 - 2.35	21.91 - 23.69
BHFTI Harris Oakmark	2023	13,434,887	26.13 - 36.78	426,685,825	1.93	0.90 - 2.35	16.20 - 17.89
International Sub-Account	2022	15,329,601	22.41 - 31.20	415,612,863	2.21	0.90 - 2.35	(17.95) - (16.75)
	2021	16,029,243	27.23 - 37.48	524,880,431	0.65	0.90 - 2.35	5.92 - 7.47
	2020	18,354,804	25.65 - 34.87	562,041,229	3.40	0.90 - 2.35	2.67 - 4.17
	2019	19,379,051	24.91 - 33.47	572,263,373	2.21	0.90 - 2.35	21.63 - 23.40

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Balanced-Risk	2023	531,662,227	1.26 - 14.63	760,751,626	3.32	0.90 - 2.20	4.13 - 5.49
Allocation Sub-Account	2022	581,633,631	1.21 - 13.88	790,563,728	6.20	0.90 - 2.20	(14.31) - (13.19)
	2021	584,824,653	1.39 - 16.00	920,733,404	3.01	0.90 - 2.35	7.14 - 8.71
	2020	625,642,146	1.30 - 14.72	910,058,045	5.43	0.90 - 2.35	7.57 - 9.15
	2019	694,292,713	1.21 - 13.50	926,602,213	—	0.90 - 2.35	12.60 - 14.25
BHFTI Invesco Comstock	2023	17,604,511	21.43 - 47.65	601,066,251	1.96	0.90 - 2.35	9.61 - 11.21
Sub-Account	2022	19,401,081	24.21 - 42.87	601,618,807	1.85	0.90 - 2.35	(1.69) - (0.26)
	2021	22,714,076	24.63 - 43.01	715,803,570	1.89	0.90 - 2.35	30.09 - 31.99
	2020	27,561,964	18.93 - 32.60	666,831,047	2.24	0.90 - 2.35	(2.82) - (1.40)
	2019	27,023,016	19.48 - 33.08	669,146,877	2.12	0.90 - 2.35	22.05 - 23.84
BHFTI Invesco Global Equity	2023	996,567	4.42 - 56.45	42,397,654	0.12	0.90 - 2.30	31.53 - 33.38
Sub-Account	2022	1,061,193	3.34 - 42.33	37,571,771	—	0.90 - 2.30	(33.39) - (8.52)
	2021	1,000,532	44.25 - 62.66	54,700,490	—	0.90 - 2.30	12.84 - 14.43
	2020	1,200,753	39.22 - 54.76	57,740,302	0.67	0.90 - 2.30	24.68 - 26.44
	2019	1,452,210	31.45 - 43.31	55,615,823	0.80	0.90 - 2.30	28.58 - 30.39
BHFTI Invesco Small Cap	2023	7,747,920	36.41 - 52.25	337,757,533	—	0.89 - 2.35	9.31 - 11.34
Growth Sub-Account	2022	7,838,631	33.31 - 46.93	309,616,768	—	0.89 - 2.35	(36.65) - (35.62)
	2021	7,179,855	52.58 - 72.89	442,969,074	—	0.89 - 2.35	4.45 - 6.17
	2020	7,609,606	50.35 - 68.65	444,383,544	0.01	0.89 - 2.35	53.12 - 55.85
	2019	8,712,881	32.88 - 44.05	328,897,224	—	0.89 - 2.35	21.52 - 23.53
BHFTI JPMorgan Core Bond	2023	33,542,635	9.64 - 11.15	362,568,887	2.81	0.90 - 2.20	3.42 - 4.77
Sub-Account	2022	31,782,773	9.26 - 10.69	329,604,722	2.44	0.90 - 2.20	(14.77) - (13.65)
	2021	33,962,464	10.76 - 12.43	410,107,296	2.31	0.90 - 2.35	(3.75) - (2.34)
	2020	31,212,086	11.14 - 12.78	387,827,774	3.21	0.90 - 2.35	5.38 - 6.92
	2019	28,559,915	10.49 - 12.00	333,208,483	4.46	0.90 - 2.35	5.70 - 7.25
BHFTI JPMorgan Global	2023	568,919,333	1.41 - 16.31	911,024,656	1.73	0.90 - 2.35	7.95 - 9.52
Active Allocation Sub-Account	2022	622,516,586	1.31 - 14.92	913,989,762	2.48	0.90 - 2.35	(19.46) - (18.28)
	2021	679,237,166	1.62 - 18.29	1,225,445,904	0.48	0.90 - 2.35	7.09 - 8.66
	2020	725,594,253	1.51 - 17.09	1,209,902,167	2.29	0.90 - 2.35	9.61 - 11.22
	2019	790,613,372	1.38 - 15.38	1,190,492,743	2.74	0.90 - 2.35	14.20 - 15.87
BHFTI JPMorgan Small Cap	2023	686,244	27.38 - 33.99	20,824,326	1.34	0.90 - 2.30	10.65 - 11.93
Value Sub-Account	2022	705,717	24.75 - 30.37	19,258,402	1.14	0.90 - 2.30	(15.18) - (14.27)
	2021	836,225	29.18 - 35.42	26,707,343	1.15	0.90 - 2.30	29.99 - 31.55
	2020	995,696	22.45 - 26.93	24,333,449	1.36	0.90 - 2.30	3.92 - 5.16
	2019	907,357	21.60 - 25.61	21,252,730	1.33	0.90 - 2.30	16.81 - 18.08
BHFTI Loomis Sayles Global	2023	5,350,338	24.82 - 31.80	154,450,893	—	0.95 - 2.35	19.38 - 21.05
Allocation Sub-Account	2022	5,978,977	20.79 - 26.27	143,216,873	—	0.95 - 2.35	(25.08) - (24.02)
	2021	6,233,627	27.75 - 34.57	197,373,609	0.82	0.95 - 2.35	11.61 - 13.18
	2020	6,475,666	24.87 - 30.55	181,751,511	0.68	0.95 - 2.35	12.12 - 13.70
	2019	6,574,748	22.18 - 26.87	162,833,245	1.49	0.95 - 2.35	24.56 - 26.32
BHFTI Loomis Sayles Growth	2023	19,427,960	24.86 - 436.57	635,558,522	—	0.90 - 2.35	48.22 - 50.63
Sub-Account	2022	23,859,017	16.76 - 291.56	522,499,308	—	0.90 - 2.35	(29.67) - (28.54)
	2021	25,062,911	23.82 - 410.49	772,890,045	0.09	0.90 - 2.35	15.52 - 17.54
	2020	16,904,818	20.61 - 351.34	419,467,488	0.62	0.90 - 2.35	29.15 - 31.87
	2019	21,093,686	15.93 - 269.23	400,838,028	0.81	0.90 - 2.35	20.70 - 22.46

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI MetLife Multi-Index	2023	409,215,221	1.41 - 15.93	724,437,101	2.31	0.90 - 2.20	11.35 - 12.81
Targeted Risk Sub-Account	2022	449,627,522	1.26 - 14.13	707,575,884	1.80	0.90 - 2.20	(22.81) - (21.80)
	2021	484,968,947	1.63 - 18.08	980,948,128	1.76	0.90 - 2.20	7.33 - 8.73
	2020	527,514,679	1.52 - 16.64	986,060,233	2.19	0.90 - 2.20	4.23 - 5.60
	2019	558,551,821	1.46 - 15.59	994,447,972	2.14	0.90 - 2.20	19.06 - 20.62
BHFTI MFS® Research	2023	9,911,688	15.02 - 27.84	216,152,992	1.49	0.89 - 2.35	10.21 - 12.05
International Sub-Account	2022	10,944,745	16.69 - 24.85	214,797,307	1.82	0.89 - 2.35	(19.48) - (18.04)
	2021	11,319,006	20.71 - 30.31	273,459,974	0.95	0.89 - 2.35	9.12 - 10.99
	2020	11,761,880	18.97 - 27.31	258,356,970	2.24	0.89 - 2.35	10.38 - 12.27
	2019	12,563,346	17.18 - 24.33	247,942,953	1.35	0.89 - 2.35	25.33 - 27.55
BHFTI Morgan Stanley	2023	6,862,174	5.62 - 52.87	251,405,330	—	0.89 - 2.30	37.67 - 65.00
Discovery Sub-Account	2022	7,070,223	4.03 - 37.76	186,519,623	—	0.89 - 2.30	(63.38) - (62.80)
	2021	4,613,702	10.90 - 101.52	328,336,298	—	0.89 - 2.30	(12.81) - (11.33)
	2020	5,321,944	12.36 - 114.50	431,483,601	—	0.89 - 2.30	147.36 - 151.52
	2019	7,926,586	4.94 - 45.52	257,885,194	—	0.89 - 2.30	36.94 - 39.23
BHFTI PanAgora Global	2023	1,139,374,796	1.03 - 11.70	1,289,994,482	7.74	0.90 - 2.35	2.29 - 3.78
Diversified Risk Sub-Account	2022	1,263,100,791	1.01 - 11.29	1,384,477,864	16.67	0.90 - 2.35	(27.39) - (26.33)
	2021	98,983,254	1.42 - 15.36	151,367,026	—	0.90 - 2.05	4.24 - 5.44
	2020	105,842,821	1.36 - 14.60	154,018,455	3.25	0.90 - 2.05	9.57 - 10.84
	2019	107,444,025	1.23 - 13.20	141,728,174	3.24	0.90 - 2.20	19.34 - 20.90
BHFTI PIMCO Inflation	2023	31,663,697	12.75 - 17.21	476,026,870	2.10	0.90 - 2.35	1.19 - 2.66
Protected Bond Sub-Account	2022	33,106,796	12.60 - 16.76	487,831,433	6.31	0.90 - 2.35	(13.92) - (12.67)
	2021	36,898,564	14.64 - 19.20	625,729,334	0.73	0.90 - 2.35	2.97 - 4.48
	2020	34,779,389	14.22 - 18.37	566,992,468	2.66	0.90 - 2.35	8.95 - 10.54
	2019	37,065,872	13.05 - 16.62	550,130,631	3.39	0.90 - 2.35	3.20 - 7.30
BHFTI PIMCO Total Return	2023	64,103,189	12.57 - 21.06	1,093,795,788	2.90	0.89 - 2.35	3.60 - 5.28
Sub-Account	2022	66,227,296	12.00 - 20.00	1,081,142,671	2.94	0.89 - 2.35	(16.54) - (15.10)
	2021	74,724,463	14.21 - 23.56	1,448,825,191	1.81	0.89 - 2.35	(3.68) - (2.01)
	2020	71,316,385	14.58 - 24.04	1,420,749,056	3.60	0.89 - 2.35	5.99 - 7.85
	2019	71,240,472	13.58 - 22.29	1,325,242,938	2.89	0.89 - 2.35	5.94 - 7.72
BHFTI Schroders Global	2023	381,435,974	1.34 - 15.51	578,660,038	1.90	0.90 - 2.35	12.36 - 13.99
Multi-Asset Sub-Account	2022	428,195,207	1.19 - 13.63	572,762,928	1.40	0.90 - 2.35	(22.02) - (20.89)
	2021	478,268,611	1.53 - 17.27	812,041,753	0.32	0.90 - 2.35	8.83 - 10.42
	2020	548,727,426	1.40 - 15.87	846,491,549	1.77	0.90 - 2.35	(0.27) - 1.19
	2019	601,907,932	1.41 - 15.69	921,743,626	1.47	0.90 - 2.35	18.67 - 20.40
BHFTI SSGA Emerging Markets	2023	640,420	9.82 - 10.13	6,433,287	3.09	1.15 - 1.80	10.50 - 11.22
Enhanced Index Sub-Account	2022	577,274	8.89 - 9.11	5,224,898	2.37	1.15 - 1.80	(21.74) - (21.23)
(Commenced 4/29/2019)	2021	542,322	11.36 - 11.56	6,242,369	1.61	1.15 - 1.80	(1.48) - (0.84)
	2020	187,675	11.54 - 11.66	2,181,864	2.32	1.15 - 1.75	12.65 - 13.33
	2019	84,800	10.25 - 10.28	871,325	—	1.30 - 1.65	2.53 - 2.78
BHFTI SSGA Growth and	2023	45,953,395	18.00 - 23.46	968,710,329	2.31	0.90 - 2.35	11.33 - 12.95
Income ETF Sub-Account	2022	50,699,867	16.17 - 20.77	951,424,511	3.02	0.90 - 2.35	(17.34) - (16.13)
	2021	55,003,158	19.56 - 24.76	1,237,577,156	1.77	0.90 - 2.35	10.75 - 12.36
	2020	60,080,602	17.66 - 22.04	1,209,902,902	2.66	0.90 - 2.35	7.27 - 8.84
	2019	64,832,638	16.47 - 20.25	1,205,892,186	2.32	0.90 - 2.35	16.83 - 18.54

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI SSGA Growth ETF	2023	15,854,707	19.57 - 25.50	360,385,825	1.87	0.90 - 2.35	13.07 - 14.72
Sub-Account	2022	17,447,195	17.31 - 22.04	347,847,947	2.76	0.95 - 2.35	(17.82) - (16.67)
	2021	19,030,364	21.06 - 26.66	457,525,910	1.45	0.90 - 2.35	14.87 - 16.55
	2020	20,996,087	18.33 - 22.88	435,829,981	2.41	0.90 - 2.35	8.17 - 9.75
	2019	22,661,159	16.95 - 20.84	431,106,427	1.95	0.90 - 2.35	6.77 - 21.35
BHFTI T. Rowe Price Large	2023	6,394,075	67.43 - 276.97	740,037,603	1.92	0.89 - 2.35	7.10 - 8.94
Cap Value Sub-Account	2022	6,904,494	62.84 - 254.25	738,505,527	1.65	0.89 - 2.35	(7.35) - (5.73)
	2021	7,509,646	67.74 - 269.71	852,422,100	1.91	0.89 - 2.35	23.05 - 25.18
	2020	8,082,665	54.96 - 215.46	730,729,576	2.45	0.89 - 2.35	0.47 - 2.23
	2019	8,304,152	54.61 - 210.76	730,034,657	2.13	0.89 - 2.35	23.58 - 25.69
BHFTI T. Rowe Price Mid Cap	2023	13,758,918	29.35 - 38.19	484,582,277	—	1.15 - 2.35	17.07 - 18.48
Growth Sub-Account	2022	14,955,417	25.06 - 32.23	445,631,115	—	1.15 - 2.35	(24.33) - (23.42)
	2021	15,720,195	33.10 - 42.09	612,582,811	—	1.15 - 2.35	12.31 - 13.66
	2020	16,725,446	29.46 - 37.03	573,354,065	0.03	1.15 - 2.35	21.03 - 22.50
	2019	17,948,180	24.32 - 30.23	502,499,480	0.03	1.15 - 2.35	28.02 - 29.57
BHFTI TCW Core Fixed Income	2023	26,510	9.61 - 10.21	262,199	2.68	0.90 - 1.60	3.93 - 4.66
Sub-Account	2022	23,841	9.24 - 9.76	226,211	1.38	0.90 - 1.60	(15.73) - (15.14)
	2021	24,262	10.97 - 11.50	271,566	1.33	0.90 - 1.60	(2.91) - (2.23)
	2020	30,287	11.30 - 11.76	348,529	2.52	0.90 - 1.60	7.40 - 8.16
	2019	26,085	10.52 - 10.87	278,387	3.40	0.90 - 1.60	6.67 - 7.42
BHFTI Victory Sycamore Mid	2023	3,366,498	3.32 - 77.86	221,322,381	1.45	0.90 - 2.35	7.39 - 8.96
Cap Value Sub-Account	2022	3,714,363	3.05 - 71.46	225,427,592	1.64	0.90 - 2.35	(4.96) - (3.57)
	2021	4,100,963	3.16 - 74.11	259,355,613	1.11	0.90 - 2.35	28.74 - 30.62
	2020	4,809,085	2.42 - 56.74	234,991,906	1.43	0.90 - 2.35	5.13 - 6.67
	2019	4,898,181	2.27 - 53.19	226,484,316	1.08	0.90 - 2.35	25.99 - 27.83
BHFTI Western Asset	2023	34,182,708	9.17 - 10.82	347,842,017	2.66	0.90 - 2.20	2.12 - 3.45
Management Government	2022	37,320,409	8.98 - 10.46	369,007,537	2.26	0.90 - 2.20	(16.53) - (15.44)
Income Sub-Account	2021	41,506,542	10.59 - 12.37	487,800,712	2.12	0.90 - 2.35	(4.25) - (2.85)
	2020	46,000,498	11.06 - 12.73	558,892,995	2.38	0.90 - 2.35	5.17 - 6.71
	2019	44,155,510	10.52 - 11.93	505,216,508	2.76	0.90 - 2.35	5.00 - 6.53
BHFTII Baillie Gifford	2023	13,772,204	6.22 - 21.18	188,444,687	1.05	1.10 - 2.25	15.74 - 17.07
International Stock	2022	15,375,249	5.32 - 18.09	180,191,475	0.85	1.10 - 2.25	(30.40) - (29.59)
Sub-Account	2021	14,365,106	7.56 - 25.69	240,011,799	0.73	1.10 - 2.25	(3.20) - (2.08)
	2020	14,780,553	7.72 - 26.24	252,669,174	1.85	1.10 - 2.25	23.44 - 24.88
	2019	16,290,773	6.19 - 21.01	223,852,473	1.08	1.10 - 2.25	10.25 - 30.98
BHFTII BlackRock Bond	2023	2,741,432	10.42 - 81.91	165,289,863	2.90	0.89 - 2.30	3.28 - 4.90
Income Sub-Account	2022	2,595,264	42.26 - 78.09	149,974,197	2.71	0.89 - 2.30	(16.22) - (14.90)
	2021	2,608,661	50.44 - 91.76	178,315,759	2.52	0.89 - 2.30	(2.86) - (1.32)
	2020	1,886,172	51.93 - 92.99	131,130,209	3.24	0.89 - 2.30	5.97 - 7.63
	2019	1,471,276	49.00 - 86.39	94,609,213	3.53	0.89 - 2.30	7.17 - 8.85
BHFTII BlackRock Capital	2023	59,452,123	1.81 - 149.38	128,688,358	0.01	0.89 - 2.15	46.44 - 48.29
Appreciation Sub-Account	2022	63,645,095	1.24 - 100.73	94,163,145	—	0.89 - 2.15	(38.94) - (38.16)
	2021	51,526,171	2.02 - 162.90	130,815,677	—	0.89 - 2.30	18.45 - 20.13
	2020	41,183,273	1.70 - 135.60	93,250,965	—	0.89 - 2.30	37.46 - 39.42
	2019	28,653,659	1.24 - 97.26	52,690,823	0.09	0.89 - 2.30	29.83 - 31.67

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock	2023	29,738,709	2.31 - 26.07	300,802,324	1.40	0.90 - 2.35	2.37 - 3.92
Ultra-Short Term Bond	2022	33,590,162	2.23 - 25.10	323,376,259	—	0.90 - 2.35	(1.16) - 0.34
Sub-Account	2021	31,555,641	2.23 - 25.03	312,107,532	0.08	0.90 - 2.35	(2.76) - (1.27)
	2020	33,467,066	2.27 - 25.37	333,755,587	1.67	0.90 - 2.35	(2.14) - (0.65)
	2019	27,409,436	2.29 - 25.55	281,759,907	1.52	0.90 - 2.35	(0.49) - 1.02
BHFTII Brighthouse Asset	2023	7,247,395	13.64 - 17.88	114,449,416	3.51	0.90 - 2.35	5.33 - 6.86
Allocation 20 Sub-Account	2022	7,608,251	12.95 - 16.73	113,272,457	3.12	0.90 - 2.35	(14.71) - (13.47)
	2021	8,678,852	15.18 - 19.34	150,511,209	2.96	0.90 - 2.35	1.28 - 2.76
	2020	10,127,737	14.99 - 18.82	171,713,251	2.76	0.90 - 2.35	6.97 - 8.53
	2019	8,213,048	14.01 - 17.34	129,092,090	2.10	0.90 - 2.35	9.14 - 10.74
BHFTII Brighthouse Asset	2023	114,492,747	15.84 - 20.91	2,121,144,178	3.47	0.90 - 2.35	7.96 - 9.53
Allocation 40 Sub-Account	2022	129,655,296	14.67 - 19.09	2,207,873,560	2.58	0.90 - 2.35	(15.83) - (14.61)
	2021	145,527,897	17.43 - 22.36	2,921,516,876	2.66	0.90 - 2.35	4.93 - 6.46
	2020	163,246,967	16.61 - 21.00	3,099,064,028	2.68	0.90 - 2.35	8.45 - 10.04
	2019	180,564,815	15.32 - 19.09	3,134,940,152	2.17	0.90 - 2.35	12.91 - 14.56
BHFTII Brighthouse Asset	2023	200,211,011	19.25 - 29.25	4,424,657,185	3.11	0.90 - 2.35	10.96 - 12.58
Allocation 60 Sub-Account	2022	223,154,664	17.33 - 26.06	4,408,581,705	2.13	0.90 - 2.35	(17.29) - (16.09)
	2021	245,733,297	20.94 - 31.15	5,822,125,979	2.11	0.90 - 2.35	8.33 - 9.91
	2020	269,814,130	19.31 - 28.43	5,852,675,428	2.19	0.90 - 2.35	11.20 - 12.83
	2019	296,937,812	17.35 - 25.27	5,744,541,741	1.94	0.90 - 2.35	16.65 - 18.35
BHFTII Brighthouse Asset	2023	171,409,700	21.69 - 34.18	4,260,668,765	3.02	0.90 - 2.35	14.58 - 16.25
Allocation 80 Sub-Account	2022	190,799,041	18.91 - 29.49	4,108,049,243	1.78	0.90 - 2.35	(19.87) - (18.70)
	2021	209,845,016	23.58 - 36.38	5,594,579,568	1.66	0.90 - 2.35	12.05 - 13.68
	2020	234,189,066	21.02 - 32.10	5,531,534,653	1.81	0.90 - 2.35	13.88 - 15.55
	2019	260,378,401	18.44 - 27.86	5,359,706,005	1.75	0.90 - 2.35	20.85 - 22.62
BHFTII Brighthouse/Artisan	2023	4,257,375	28.87 - 96.69	150,128,030	0.64	0.89 - 2.35	15.50 - 17.48
Mid Cap Value Sub-Account	2022	4,633,071	25.00 - 82.30	140,207,603	0.72	0.89 - 2.35	(14.86) - (13.39)
	2021	5,199,238	29.36 - 95.03	183,258,200	0.77	0.89 - 2.35	23.65 - 25.78
	2020	6,085,252	23.74 - 75.55	170,862,438	0.75	0.89 - 2.35	3.51 - 5.30
	2019	6,386,727	22.94 - 71.75	172,066,907	0.53	0.89 - 2.35	20.57 - 22.65
BHFTII	2023	1,947,882	24.34 - 30.10	53,091,386	2.31	0.90 - 2.30	10.95 - 12.51
Brighthouse/Dimensional	2022	2,120,905	21.94 - 26.75	51,716,567	2.36	0.90 - 2.30	(19.57) - (18.44)
International Small Company	2021	2,194,308	27.28 - 32.80	66,032,452	1.52	0.90 - 2.30	11.27 - 12.84
Sub-Account	2020	2,502,329	24.51 - 29.07	67,120,202	2.47	0.90 - 2.30	6.31 - 7.81
	2019	2,634,686	23.06 - 26.96	65,932,849	1.03	0.90 - 2.30	7.88 - 21.93
BHFTII	2023	12,223,561	11.79 - 128.84	655,335,275	1.31	0.89 - 2.35	4.90 - 6.71
Brighthouse/Wellington Core	2022	13,176,780	11.08 - 120.74	666,624,979	1.33	0.89 - 2.35	(7.50) - (5.92)
Equity Opportunities	2021	15,460,997	11.81 - 128.34	837,767,040	1.31	0.89 - 2.35	21.23 - 23.33
Sub-Account	2020	17,572,809	9.61 - 104.06	776,617,058	1.50	0.89 - 2.35	8.39 - 10.28
	2019	19,143,595	26.20 - 94.36	769,677,407	1.52	0.89 - 2.35	27.73 - 29.78
BHFTII Frontier Mid Cap	2023	1,947,391	30.59 - 137.52	70,246,458	—	1.15 - 2.35	15.01 - 16.39
Growth Sub-Account	2022	2,010,218	26.60 - 118.15	62,581,333	—	1.15 - 2.35	(30.00) - (29.15)
	2021	2,027,494	38.00 - 166.77	89,343,658	—	1.15 - 2.35	11.73 - 13.07
	2020	2,211,436	34.01 - 147.48	85,697,376	—	1.15 - 2.35	28.33 - 29.88
	2019	2,377,524	26.50 - 113.55	71,039,365	—	1.15 - 2.35	29.75 - 31.32

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Jennison Growth	2023	10,415,371	13.02 - 67.34	597,924,072	—	0.90 - 2.35	49.33 - 51.52
Sub-Account	2022	12,167,953	8.61 - 44.45	464,857,478	—	0.90 - 2.35	(40.44) - (39.57)
	2021	11,869,984	14.29 - 73.56	751,957,716	—	0.90 - 2.35	14.20 - 15.86
	2020	13,061,268	12.37 - 63.48	716,346,217	0.01	0.90 - 2.35	52.74 - 55.00
	2019	15,069,529	8.00 - 40.97	536,292,750	0.21	0.90 - 2.35	29.42 - 31.31
BHFTII Loomis Sayles Small	2023	119,821	76.73 - 109.55	10,859,386	—	1.10 - 2.30	14.52 - 15.90
Cap Core Sub-Account	2022	129,906	67.00 - 94.52	10,221,841	—	1.10 - 2.30	(17.20) - (16.20)
	2021	148,128	80.91 - 112.80	13,996,448	—	1.10 - 2.30	18.88 - 20.31
	2020	182,802	68.07 - 93.76	14,461,467	—	1.10 - 2.30	9.24 - 10.56
	2019	189,127	62.31 - 84.80	13,626,406	—	1.10 - 2.30	22.38 - 23.86
BHFTII Loomis Sayles Small	2023	10,210	32.49 - 37.23	344,524	—	0.90 - 1.50	9.89 - 10.55
Cap Growth Sub-Account	2022	10,228	29.57 - 33.67	313,625	—	0.90 - 1.50	(24.24) - (23.79)
	2021	10,512	39.03 - 44.19	424,609	—	0.90 - 1.50	8.11 - 8.76
	2020	11,059	36.10 - 40.63	412,523	—	0.90 - 1.50	32.04 - 32.84
	2019	8,434	27.34 - 30.58	239,196	—	0.90 - 1.50	24.63 - 25.38
BHFTII MetLife Aggregate	2023	19,347,216	1.76 - 19.48	282,873,372	2.69	0.89 - 2.35	2.47 - 4.27
Bond Index Sub-Account	2022	19,695,655	1.69 - 18.68	278,086,659	2.51	0.89 - 2.35	(15.34) - (13.86)
	2021	20,932,702	1.97 - 21.69	344,466,573	2.33	0.89 - 2.35	(4.53) - (2.80)
	2020	20,875,366	2.04 - 22.31	355,911,421	2.68	0.89 - 2.35	4.40 - 6.26
	2019	19,628,737	1.93 - 21.00	312,536,476	2.94	0.89 - 2.35	5.83 - 7.67
BHFTII MetLife Mid Cap	2023	3,683,350	5.50 - 61.11	178,708,064	1.12	0.89 - 2.35	13.08 - 15.06
Stock Index Sub-Account	2022	3,773,314	4.80 - 53.11	160,076,137	0.88	0.89 - 2.35	(15.51) - (14.02)
	2021	4,085,141	5.60 - 61.78	202,560,567	0.90	0.89 - 2.35	21.13 - 23.30
	2020	4,489,238	4.56 - 50.11	180,519,009	1.27	0.89 - 2.35	10.43 - 12.39
	2019	4,540,665	4.07 - 44.58	162,973,154	1.17	0.89 - 2.35	22.62 - 24.83
BHFTII MetLife MSCI EAFE®	2023	8,749,853	2.11 - 23.69	154,049,070	2.31	0.89 - 2.25	14.97 - 16.89
Index Sub-Account	2022	9,496,631	1.81 - 20.26	143,375,190	3.49	0.89 - 2.25	(16.56) - (15.23)
	2021	9,850,588	2.14 - 23.91	176,716,852	1.54	0.89 - 2.25	7.90 - 9.74
	2020	10,415,948	1.96 - 21.78	170,214,542	2.55	0.89 - 2.25	5.12 - 6.89
	2019	7,920,621	1.84 - 20.38	119,450,654	2.49	0.89 - 2.25	18.87 - 20.85
BHFTII MetLife Russell 2000®	2023	4,231,791	4.81 - 54.75	178,500,016	1.12	0.89 - 2.35	13.77 - 15.77
Index Sub-Account	2022	4,249,980	4.17 - 47.29	155,872,032	0.80	0.89 - 2.35	(22.31) - (20.94)
	2021	4,303,776	5.30 - 59.82	201,031,455	0.81	0.89 - 2.35	11.54 - 13.51
	2020	4,500,750	4.68 - 52.70	185,343,457	1.18	0.89 - 2.35	16.48 - 18.56
	2019	4,658,624	3.97 - 44.45	162,234,535	0.94	0.89 - 2.35	22.29 - 24.51
BHFTII MetLife Stock Index	2023	16,174,755	16.84 - 192.67	795,167,707	1.24	0.89 - 2.35	22.72 - 24.83
Sub-Account	2022	17,356,146	13.54 - 154.35	688,709,380	1.09	0.89 - 2.35	(20.40) - (19.02)
	2021	18,245,389	16.78 - 190.61	906,706,242	1.38	0.89 - 2.90	24.57 - 27.22
	2020	19,092,398	13.24 - 149.82	753,554,421	1.71	0.89 - 2.90	14.61 - 17.05
	2019	19,891,745	11.35 - 128.00	676,951,950	1.97	0.89 - 2.90	27.29 - 29.99
BHFTII MFS® Total Return	2023	315,364	68.19 - 123.10	28,425,641	2.05	0.89 - 2.30	7.69 - 9.43
Sub-Account	2022	343,791	63.32 - 112.50	28,664,634	1.64	0.89 - 2.30	(11.87) - (10.43)
	2021	387,652	71.85 - 125.60	36,353,702	1.73	0.89 - 2.30	11.40 - 13.20
	2020	429,499	64.50 - 110.95	35,917,712	2.27	0.89 - 2.30	7.04 - 8.79
	2019	481,703	60.25 - 101.99	37,334,056	2.21	0.89 - 2.30	17.40 - 19.30

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MFS® Value	2023	7,243,838	21.77 - 49.33	305,779,901	1.69	0.89 - 2.35	5.36 - 7.19
Sub-Account	2022	7,772,677	20.64 - 46.15	308,076,968	1.51	0.89 - 2.35	(8.39) - (6.81)
	2021	8,665,455	22.51 - 49.65	371,552,279	1.39	0.89 - 2.35	22.39 - 24.43
	2020	9,079,995	18.38 - 39.99	315,089,588	1.80	0.89 - 2.35	1.24 - 3.04
	2019	8,738,762	18.13 - 38.93	295,741,854	1.74	0.89 - 2.35	26.83 - 28.98
BHFTII Neuberger Berman	2023	3,158,686	33.21 - 58.63	130,796,641	0.01	0.89 - 2.35	12.53 - 14.51
Genesis Sub-Account	2022	3,275,446	29.51 - 51.20	119,731,332	—	0.89 - 2.35	(21.19) - (19.87)
	2021	3,469,556	37.45 - 63.89	159,623,557	0.01	0.89 - 2.35	15.37 - 17.37
	2020	3,812,440	32.46 - 54.44	150,890,704	0.01	0.89 - 2.35	21.85 - 24.00
	2019	4,057,757	26.64 - 43.90	130,962,055	0.02	0.89 - 2.35	26.40 - 28.53
BHFTII T. Rowe Price Large	2023	15,576,859	19.14 - 137.81	415,354,712	—	0.89 - 2.35	43.14 - 45.51
Cap Growth Sub-Account	2022	18,116,598	13.36 - 95.46	326,223,693	—	0.89 - 2.35	(42.04) - (40.99)
	2021	16,400,063	23.05 - 163.32	508,789,110	—	0.89 - 2.35	17.17 - 19.16
	2020	16,710,675	19.66 - 138.21	442,547,408	0.02	0.89 - 2.35	33.46 - 35.74
	2019	17,675,457	14.64 - 102.68	348,694,167	0.19	0.89 - 2.35	27.56 - 29.83
BHFTII T. Rowe Price Small	2023	182,693	50.38 - 80.60	11,686,817	0.03	0.89 - 2.15	18.71 - 20.49
Cap Growth Sub-Account	2022	207,360	42.44 - 66.90	11,028,898	0.11	0.89 - 2.15	(23.99) - (22.84)
	2021	230,249	55.84 - 86.70	15,853,596	0.02	0.89 - 2.15	8.99 - 10.68
	2020	256,572	51.23 - 78.34	16,015,237	0.09	0.89 - 2.15	21.40 - 23.23
	2019	292,768	42.20 - 63.57	14,900,772	0.02	0.89 - 2.15	30.01 - 31.98
BHFTII VanEck Global	2023	3,986,209	12.23 - 14.45	54,003,818	2.85	1.10 - 2.20	(5.73) - (4.69)
Natural Resources	2022	3,850,126	13.07 - 15.16	54,975,149	2.40	1.10 - 2.15	5.69 - 6.80
Sub-Account	2021	5,111,331	12.36 - 14.20	68,597,066	0.99	1.10 - 2.15	15.99 - 17.21
	2020	6,415,136	10.66 - 12.11	73,755,840	1.22	1.10 - 2.15	18.59 - 19.85
	2019	7,390,509	8.99 - 10.11	71,212,820	0.35	1.10 - 2.15	9.96 - 11.12
BHFTII Western Asset	2023	22,384,887	3.78 - 41.21	761,439,133	6.45	0.89 - 2.35	6.69 - 8.47
Management Strategic Bond	2022	23,930,395	3.49 - 38.00	756,012,753	5.91	0.89 - 2.35	(18.86) - (17.39)
Opportunities Sub-Account	2021	26,056,787	4.24 - 46.00	1,004,049,239	3.66	0.89 - 2.35	0.23 - 1.91
	2020	25,437,861	4.17 - 45.14	969,052,660	5.81	0.89 - 2.35	4.13 - 5.97
	2019	26,453,474	3.95 - 42.60	958,728,263	4.82	0.89 - 2.35	11.58 - 13.47
BHFTII Western Asset	2023	11,467,669	9.87 - 19.85	195,082,441	2.08	0.90 - 2.35	2.17 - 3.66
Management U.S. Government	2022	11,809,417	9.52 - 19.15	194,998,591	2.06	0.90 - 2.35	(11.27) - (9.98)
Sub-Account	2021	13,541,672	14.34 - 21.27	249,686,653	2.42	0.90 - 2.35	(4.05) - (2.65)
	2020	12,897,547	14.95 - 21.85	244,874,773	2.80	0.90 - 2.35	2.47 - 3.97
	2019	12,288,527	14.59 - 21.02	225,818,066	2.52	0.90 - 2.35	3.32 - 4.83
BlackRock Global Allocation	2023	1,382,598	25.33 - 30.98	39,498,743	2.56	0.90 - 1.90	10.38 - 11.48
V.I. Sub-Account	2022	1,365,643	22.95 - 27.79	35,136,456	—	0.90 - 1.90	(17.65) - (16.82)
	2021	1,247,454	27.87 - 33.41	38,718,871	0.87	0.90 - 1.90	4.41 - 5.46
	2020	928,612	26.69 - 31.68	27,407,903	1.55	0.90 - 1.90	18.43 - 19.62
	2019	636,532	22.54 - 26.48	15,778,245	1.65	0.90 - 1.90	15.54 - 16.70
Delaware Ivy VIP Asset	2023	7,202	20.42 - 23.56	161,418	1.90	1.10 - 1.60	12.13 - 12.69
Strategy Sub-Account	2022	10,911	18.21 - 20.91	216,020	1.55	1.10 - 1.60	(16.09) - (15.67)
	2021	11,394	21.70 - 24.80	267,241	1.73	1.10 - 1.60	8.69 - 9.23
	2020	9,586	21.29 - 22.70	210,508	1.76	1.10 - 1.35	12.35 - 12.63
	2019	15,461	17.82 - 20.15	302,322	2.05	1.10 - 1.60	19.85 - 20.45

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
DWS CROCI® International	2023	829,606	8.88 - 10.63	8,816,780	3.31	0.89 - 1.40	17.30 - 17.90
VIP Sub-Account	2022	881,379	7.54 - 9.06	7,981,955	3.25	0.89 - 1.40	(14.39) - (13.96)
	2021	936,930	8.76 - 10.58	9,906,904	2.47	0.89 - 1.40	7.72 - 8.27
	2020	1,016,857	8.09 - 9.82	9,977,640	3.50	0.89 - 1.40	1.18 - 1.70
	2019	1,122,507	7.95 - 9.70	10,880,644	3.04	0.89 - 1.40	20.08 - 20.69
Federated Hermes Kaufman	2023	2,872	15.35	44,095	—	1.40	13.63
Fund II Sub-Account	2022	5,204	13.51	70,303	—	1.40	(31.06)
	2021	5,204	19.60	101,981	—	1.40	1.08
	2020	5,211	19.39	101,018	—	1.40	27.00
	2019	5,211	15.26	79,542	—	1.40	31.96
Fidelity® VIP Asset	2023	2,248,577	21.95 - 24.30	49,860,426	2.28	0.89 - 1.40	11.38 - 11.95
Manager Sub-Account	2022	2,451,368	19.71 - 21.71	48,783,766	1.99	0.89 - 1.40	(16.12) - (15.69)
	2021	2,697,442	23.50 - 25.75	63,964,042	1.57	0.89 - 1.40	8.39 - 8.95
	2020	2,966,036	21.68 - 23.63	64,858,456	1.49	0.89 - 1.40	13.27 - 13.85
	2019	3,194,131	19.14 - 20.76	61,629,331	1.71	0.89 - 1.40	16.61 - 17.20
Fidelity® VIP Contrafund®	2023	10,349,794	14.29 - 173.79	587,965,724	0.38	0.89 - 2.25	30.38 - 32.27
Sub-Account	2022	11,850,716	10.89 - 131.57	506,654,734	0.40	0.89 - 2.25	(28.02) - (26.96)
	2021	12,794,358	15.04 - 180.43	740,781,263	0.05	0.89 - 2.25	24.87 - 26.70
	2020	14,707,492	11.97 - 142.63	663,261,038	0.17	0.89 - 2.25	27.52 - 29.41
	2019	16,768,389	9.33 - 110.40	595,706,150	0.36	0.89 - 2.25	28.53 - 30.41
Fidelity® VIP	2023	108,486	34.53	3,746,078	1.86	1.40	9.11
Equity-Income Sub-Account	2022	120,920	31.65	3,826,637	1.85	1.40	(6.28)
	2021	131,063	33.77	4,425,387	1.86	1.40	23.16
	2020	146,065	27.42	4,004,556	1.81	1.40	5.21
	2019	162,042	26.06	4,222,728	1.96	1.40	25.67
Fidelity® VIP FundsManager	2023	127,456,824	17.74 - 18.21	2,288,001,739	2.43	1.90 - 2.05	10.68 - 10.84
50% Sub-Account	2022	152,528,802	16.02 - 16.43	2,472,574,350	1.86	1.90 - 2.05	(15.68) - (15.55)
	2021	181,831,307	19.00 - 19.46	3,493,434,808	1.11	1.90 - 2.05	7.79 - 7.95
	2020	200,648,619	17.63 - 18.03	3,574,480,341	1.12	1.90 - 2.05	11.66 - 11.83
	2019	228,385,067	15.79 - 16.12	3,641,358,822	1.60	1.90 - 2.05	15.50 - 15.67
Fidelity® VIP FundsManager	2023	84,503,302	18.00 - 18.45	1,537,083,264	2.23	1.90 - 2.05	11.86 - 12.03
60% Sub-Account	2022	98,646,802	16.09 - 16.47	1,603,124,060	1.70	1.90 - 2.05	(16.78) - (16.66)
	2021	113,961,976	19.34 - 19.76	2,224,305,389	1.10	1.90 - 2.05	10.06 - 10.23
	2020	124,432,187	17.57 - 17.93	2,205,226,749	1.05	1.90 - 2.05	12.78 - 12.95
	2019	137,434,051	15.58 - 15.87	2,158,471,132	1.47	1.90 - 2.05	18.04 - 18.22
Fidelity® VIP Government	2023	2,051,365	6.84 - 7.94	14,292,008	4.77	0.89 - 1.40	3.44 - 3.97
Money Market Sub-Account	2022	2,276,030	6.61 - 7.64	15,322,110	1.45	0.89 - 1.40	0.03 - 0.54
	2021	2,216,587	6.61 - 7.60	14,912,556	0.01	0.89 - 1.40	(1.38) - (0.88)
	2020	2,315,865	6.70 - 7.66	15,788,668	0.31	0.89 - 1.40	(1.08) - (0.57)
	2019	2,360,205	6.78 - 7.71	16,263,289	2.00	0.89 - 1.40	0.60 - 1.11
Fidelity® VIP Growth	2023	3,263,679	69.46 - 76.64	229,702,835	0.13	0.89 - 1.40	34.35 - 35.03
Sub-Account	2022	3,553,842	51.70 - 56.75	186,081,024	0.62	0.89 - 1.40	(25.51) - (25.12)
	2021	3,917,239	69.40 - 75.80	275,192,786	—	0.89 - 1.40	21.50 - 22.12
	2020	4,330,286	57.12 - 62.07	250,231,284	0.07	0.89 - 1.40	41.89 - 42.62
	2019	4,727,832	40.25 - 43.52	192,447,150	0.26	0.89 - 1.40	32.45 - 33.12

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Index 500	2023	1,128,988	59.93 - 66.95	68,577,099	1.45	0.89 - 1.40	24.45 - 25.08
Sub-Account	2022	1,227,591	48.16 - 53.53	59,888,938	1.44	0.89 - 1.40	(19.35) - (18.94)
	2021	1,339,136	59.71 - 66.03	80,960,734	1.25	0.89 - 1.40	26.79 - 27.44
	2020	1,456,239	47.09 - 51.82	69,401,996	1.74	0.89 - 1.40	16.59 - 17.19
	2019	1,603,022	40.39 - 44.22	65,492,854	1.94	0.89 - 1.40	29.52 - 30.19
Fidelity® VIP Mid Cap	2023	2,968,385	93.17 - 118.17	313,834,381	0.38	0.95 - 1.90	12.65 - 13.72
Sub-Account	2022	3,232,095	82.71 - 103.91	302,012,222	0.26	0.95 - 1.90	(16.57) - (15.77)
	2021	3,654,675	99.13 - 123.37	407,375,350	0.34	0.95 - 1.90	22.95 - 24.12
	2020	4,546,934	80.63 - 99.39	410,629,430	0.40	0.95 - 1.90	15.64 - 16.75
	2019	4,886,437	69.72 - 85.13	380,021,877	0.67	0.95 - 1.90	20.85 - 22.01
Fidelity® VIP Overseas	2023	192,399	17.86 - 20.23	3,598,692	1.01	1.15 - 1.40	18.84 - 19.13
Sub-Account	2022	215,022	15.00 - 17.00	3,386,367	1.03	1.15 - 1.40	(25.53) - (25.35)
	2021	243,505	20.09 - 22.79	5,140,484	0.53	1.15 - 1.40	18.04 - 18.33
	2020	254,641	16.98 - 19.28	4,536,930	0.45	1.15 - 1.40	14.00 - 14.29
	2019	265,333	14.85 - 16.89	4,148,762	1.70	1.15 - 1.40	25.99 - 26.31
FTVIPT Franklin Income VIP	2023	2,188,570	63.26 - 99.62	187,516,295	5.14	0.95 - 2.25	6.21 - 7.60
Sub-Account	2022	2,262,510	59.56 - 92.58	180,921,918	4.85	0.95 - 2.25	(7.57) - (6.37)
	2021	2,587,978	64.44 - 98.88	221,874,517	4.68	0.95 - 2.25	14.16 - 15.65
	2020	2,906,498	56.45 - 85.49	216,756,722	5.79	0.95 - 2.25	(1.55) - (0.26)
	2019	2,999,443	57.34 - 85.72	225,606,636	5.37	0.95 - 2.25	13.48 - 14.96
FTVIPT Franklin Mutual	2023	1,949,313	36.63 - 47.41	81,809,687	1.85	0.95 - 1.90	11.33 - 12.39
Shares VIP Sub-Account	2022	2,190,523	32.90 - 42.18	82,278,465	1.79	0.95 - 1.90	(9.17) - (8.30)
	2021	2,534,794	36.22 - 46.00	104,245,566	2.78	0.95 - 1.90	16.93 - 18.04
	2020	3,029,248	30.98 - 38.97	106,118,890	2.91	0.95 - 1.90	(6.84) - (5.94)
	2019	2,999,205	33.25 - 41.44	112,291,753	1.79	0.95 - 1.90	20.27 - 21.41
FTVIPT Franklin Small Cap	2023	3,491,855	2.57 - 58.35	91,718,944	0.53	0.95 - 1.80	10.74 - 11.68
Value VIP Sub-Account	2022	3,844,580	2.30 - 52.43	89,221,314	0.99	0.95 - 1.80	(11.67) - (10.91)
	2021	4,532,108	2.58 - 59.06	117,103,523	1.00	0.95 - 1.80	23.13 - 24.18
	2020	5,840,425	2.08 - 47.73	119,743,223	1.52	0.95 - 1.80	3.31 - 4.19
	2019	5,964,676	18.03 - 45.97	116,737,127	1.06	0.95 - 1.80	24.09 - 25.15
FTVIPT Templeton Foreign	2023	1,476,943	15.95 - 36.62	51,613,656	3.19	1.55 - 2.30	18.02 - 18.91
VIP Sub-Account	2022	1,735,226	13.43 - 30.84	51,151,644	3.06	1.55 - 2.30	(9.70) - (9.02)
	2021	1,949,285	14.78 - 33.95	63,279,379	1.82	1.55 - 2.30	1.79 - 2.56
	2020	2,090,723	14.42 - 33.16	66,331,113	3.40	1.55 - 2.30	(3.41) - (2.68)
	2019	1,989,221	14.43 - 34.12	64,988,370	1.72	1.55 - 2.30	9.97 - 10.80
FTVIPT Templeton Global	2023	8,259,785	14.33 - 17.72	131,852,351	—	0.95 - 1.80	1.05 - 1.91
Bond VIP Sub-Account	2022	8,783,467	14.18 - 17.39	138,197,567	—	0.95 - 1.80	(6.64) - (5.85)
	2021	10,239,271	15.19 - 18.47	171,855,392	—	0.95 - 1.80	(6.69) - (5.89)
	2020	9,656,247	16.28 - 19.62	173,071,451	8.23	0.95 - 1.80	(6.98) - (6.18)
	2019	9,652,416	17.50 - 20.91	185,378,619	7.08	0.95 - 1.80	0.19 - 1.05
Invesco V.I. American	2023	227	19.43	4,407	—	1.40	38.97
Franchise Sub-Account	2022	227	13.98	3,171	—	1.40	(32.07)
	2021	227	20.58	4,668	—	1.40	10.37
	2020	227	18.65	4,236	0.07	1.40	40.37
	2019	227	13.28	3,018	—	1.40	34.86

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Invesco V.I. Core Equity	2023	5,087	11.54	58,720	0.80	1.40	21.65
Sub-Account	2022	7,674	9.49	72,815	0.91	1.40	(21.65)
	2021	9,328	12.11	112,964	0.58	1.40	25.96
	2020	11,664	9.61	112,133	1.30	1.40	12.26
	2019	15,110	8.56	129,391	0.94	1.40	27.17
Invesco V.I. Equity and	2023	15,100,268	10.47 - 38.03	522,662,048	1.73	0.95 - 1.90	8.17 - 9.20
Income Sub-Account	2022	16,217,277	9.60 - 34.83	516,563,053	1.41	0.95 - 1.90	(9.45) - (8.58)
	2021	18,155,062	10.53 - 38.10	635,723,241	1.61	0.95 - 1.90	16.12 - 17.23
	2020	20,319,777	9.00 - 32.50	610,260,400	2.23	0.95 - 1.90	7.58 - 8.61
	2019	21,646,824	8.30 - 29.92	601,877,078	2.28	0.95 - 1.90	17.75 - 18.87
Invesco V.I. EQV	2023	4,129,947	12.18 - 46.72	168,769,328	—	0.95 - 1.80	15.77 - 16.76
International Equity	2022	4,859,575	10.45 - 40.02	170,964,629	1.42	0.95 - 1.80	(19.96) - (19.27)
Sub-Account	2021	5,145,654	12.98 - 49.57	225,296,020	1.04	0.95 - 1.80	3.72 - 4.61
	2020	5,646,167	12.43 - 47.39	237,626,413	2.14	0.95 - 1.80	11.71 - 12.66
	2019	6,222,306	11.06 - 42.06	233,711,133	1.26	0.95 - 1.80	25.95 - 27.03
Invesco V.I. Main Street	2023	1,599,457	33.04 - 58.05	84,218,231	0.93	0.95 - 1.80	15.72 - 16.71
Small Cap® Sub-Account	2022	1,723,439	28.36 - 49.74	78,093,320	0.25	0.95 - 1.80	(17.54) - (16.84)
	2021	1,916,039	34.17 - 59.80	104,925,586	0.17	0.95 - 1.80	20.08 - 21.11
	2020	2,356,871	28.27 - 49.38	107,042,693	0.37	0.95 - 1.80	17.50 - 18.50
	2019	2,554,137	23.91 - 41.67	98,399,913	—	0.95 - 1.80	23.88 - 24.94
Invesco V.I. Main Street®	2023	387	16.41	6,357	0.48	1.40	21.51
Sub-Account	2022	986	13.51	13,319	1.52	1.40	(21.24)
	2021	1,381	17.15	23,683	0.71	1.40	25.80
	2020	1,395	13.63	19,021	1.52	1.40	12.35
	2019	1,395	12.13	16,930	1.06	1.40	30.25
Janus Henderson Global	2023	381,165	1.10	420,263	0.82	1.30 - 1.50	21.41 - 21.65
Sustainable Equity	2022	48,438	0.91	43,900	0.80	1.30	(8.12)
Sub-Account
(Commenced 4/29/2022)
LMPVET ClearBridge Variable	2023	7,938,500	20.66 - 132.13	409,896,241	0.87	0.95 - 2.30	16.99 - 18.58
Appreciation Sub-Account	2022	7,999,525	17.62 - 111.43	381,916,744	0.96	0.95 - 2.30	(14.43) - (13.27)
	2021	8,358,989	20.53 - 128.49	502,761,481	0.56	0.95 - 2.30	20.85 - 22.49
	2020	8,163,078	11.21 - 104.90	457,022,773	1.03	0.95 - 2.30	0.00 - 13.69
	2019	7,974,959	15.07 - 92.27	440,731,484	1.32	0.95 - 2.30	26.91 - 28.64
LMPVET ClearBridge Variable	2023	5,153,058	26.41 - 48.12	223,092,222	1.97	0.95 - 2.30	11.61 - 12.93
Dividend Strategy	2022	5,413,777	23.67 - 42.61	208,371,756	1.20	0.95 - 2.30	(10.19) - (9.10)
Sub-Account	2021	6,031,677	26.35 - 46.88	256,460,367	1.34	0.95 - 2.30	23.92 - 25.42
	2020	6,697,768	21.26 - 37.38	228,380,228	1.32	0.95 - 2.30	5.22 - 6.48
	2019	6,996,832	20.21 - 35.10	225,020,223	1.32	0.95 - 2.30	28.60 - 30.17
LMPVET ClearBridge Variable	2023	37,734	54.52 - 64.42	2,265,291	—	1.50 - 2.15	40.97 - 41.89
Large Cap Growth	2022	46,001	38.67 - 45.41	1,945,754	—	1.50 - 2.15	(33.68) - (33.25)
Sub-Account	2021	46,893	58.32 - 68.03	2,981,127	—	1.50 - 2.15	19.35 - 20.13
	2020	50,713	48.87 - 56.63	2,692,551	0.02	1.50 - 2.15	27.95 - 28.79
	2019	57,901	38.19 - 43.97	2,392,450	0.34	1.50 - 2.15	29.35 - 30.19

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2023	185,871	37.16 - 45.70	7,951,513	1.26	1.50 - 2.30	12.49 - 13.39
Large Cap Value Sub-Account	2022	198,141	33.03 - 40.31	7,503,625	1.25	1.50 - 2.30	(8.55) - (7.82)
	2021	238,351	36.12 - 43.73	9,803,629	1.08	1.50 - 2.30	23.34 - 24.33
	2020	229,282	29.29 - 35.17	7,626,209	1.46	1.50 - 2.30	2.85 - 3.68
	2019	235,436	28.47 - 33.92	7,569,792	1.73	1.50 - 2.30	25.95 - 26.96
LMPVET ClearBridge Variable	2023	3,244,770	23.20 - 61.46	121,194,833	—	0.95 - 2.30	5.95 - 7.38
Small Cap Growth	2022	3,099,314	21.85 - 57.23	112,228,076	—	0.95 - 2.30	(30.46) - (29.52)
Sub-Account	2021	2,939,290	31.33 - 81.20	157,688,679	—	0.95 - 2.30	10.05 - 11.55
	2020	3,107,004	28.41 - 72.80	158,957,879	—	0.95 - 2.30	40.00 - 41.91
	2019	3,412,090	20.24 - 51.30	128,119,129	—	0.95 - 2.30	23.99 - 25.67
LMPVET Franklin Multi-Asset	2023	776,703	28.56 - 36.88	25,581,395	2.30	0.95 - 1.90	12.48 - 13.55
Variable Conservative Growth	2022	865,396	25.39 - 32.48	25,200,457	2.10	0.95 - 1.90	(15.79) - (14.98)
Sub-Account	2021	968,523	30.15 - 38.21	33,313,811	3.22	0.95 - 1.90	9.37 - 10.41
	2020	1,063,286	27.57 - 34.60	33,240,004	2.06	0.95 - 1.90	8.87 - 9.91
	2019	1,180,673	25.32 - 31.48	33,753,890	2.05	0.95 - 1.90	15.16 - 16.26
LMPVET Franklin Multi-Asset	2023	1,445,052	30.64 - 39.57	50,653,539	1.14	0.95 - 1.90	17.33 - 18.45
Variable Growth	2022	1,651,867	26.12 - 33.41	49,168,504	3.02	0.95 - 1.90	(16.40) - (15.60)
Sub-Account	2021	1,909,686	31.24 - 39.58	67,782,293	3.81	0.95 - 1.90	18.43 - 19.56
	2020	2,312,789	26.38 - 33.11	68,990,481	1.53	0.95 - 1.90	9.14 - 10.18
	2019	2,720,954	24.17 - 30.05	74,124,103	1.48	0.95 - 1.90	20.27 - 21.42
LMPVET Franklin Multi-Asset	2023	18,484	28.70 - 31.96	569,332	1.77	1.50 - 1.90	15.60 - 16.06
Variable Moderate Growth	2022	19,863	24.83 - 27.54	528,859	1.77	1.50 - 1.90	(15.97) - (15.63)
Sub-Account	2021	21,023	29.54 - 32.64	664,266	4.05	1.50 - 1.90	14.47 - 14.93
	2020	22,247	25.81 - 28.40	612,939	1.70	1.50 - 1.90	8.98 - 9.41
	2019	24,153	23.68 - 25.96	608,135	1.68	1.50 - 1.90	18.16 - 18.64
LMPVIT Western Asset	2023	3,899,485	17.73 - 31.09	90,166,520	5.46	0.95 - 2.30	7.76 - 9.22
Variable Global High Yield	2022	3,857,769	16.41 - 28.47	84,014,155	6.42	0.95 - 2.30	(15.68) - (14.54)
Bond Sub-Account	2021	3,915,500	19.40 - 33.31	102,022,550	4.49	0.95 - 2.30	(0.98) - 0.37
	2020	3,428,634	19.55 - 33.19	92,816,868	4.08	0.95 - 2.30	4.87 - 6.30
	2019	3,260,422	18.58 - 31.22	86,687,811	5.23	0.95 - 2.30	11.78 - 13.30
MFS® VIT New Discovery	2023	103	25.44	2,622	—	1.40	12.83
Sub-Account	2022	103	22.55	2,324	—	1.40	(30.73)
	2021	304	32.55	9,879	—	1.40	0.38
	2020	304	32.43	9,847	—	1.40	43.86
	2019	331	22.54	7,457	—	1.40	39.73
MFS® VIT Research	2023	1,745	19.07	33,268	0.52	1.40	20.72
Sub-Account	2022	1,745	15.79	27,557	0.49	1.40	(18.36)
	2021	1,745	19.35	33,754	0.54	1.40	23.07
	2020	1,745	15.72	27,427	0.73	1.40	14.97
	2019	1,745	13.67	23,856	0.77	1.40	31.10
Morgan Stanley VIF Global	2023	14,666	14.70 - 16.54	233,392	2.31	1.10 - 1.60	2.62 - 3.13
Infrastructure Sub-Account	2022	19,273	14.32 - 16.03	297,131	2.61	1.10 - 1.60	(9.77) - (9.32)
	2021	24,614	15.87 - 17.68	419,686	2.38	1.10 - 1.60	12.19 - 12.76
	2020	29,750	14.15 - 15.68	449,718	1.42	1.10 - 1.60	(3.00) - (2.52)
	2019	36,351	14.59 - 16.09	564,376	2.58	1.10 - 1.60	25.84 - 26.47

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Neuberger Berman Genesis	2023	181	47.82	8,635	0.02	0.89	14.46
Sub-Account	2022	181	41.78	7,544	—	0.89	(20.04)
	2021	181	52.25	9,435	—	0.89	17.01
	2020	181	44.66	8,064	—	0.89	23.63
	2019	181	36.12	6,523	0.01	0.89	28.18
PIMCO VIT	2023	20,517	8.28 - 8.67	174,786	16.74	1.10 - 1.60	(9.56) - (9.11)
CommodityRealReturn®	2022	31,459	9.15 - 9.53	294,881	20.78	1.10 - 1.60	6.70 - 7.24
Strategy Sub-Account	2021	26,051	8.58 - 8.89	228,729	3.87	1.10 - 1.60	30.64 - 31.29
	2020	41,436	6.57 - 6.77	277,779	6.48	1.10 - 1.60	(0.53) - (0.03)
	2019	60,126	6.60 - 6.77	403,171	3.99	1.10 - 1.60	9.22 - 9.77
PIMCO VIT Dynamic Bond	2023	17,095	10.24 - 10.72	180,503	3.39	1.10 - 1.60	5.09 - 5.62
Sub-Account	2022	21,017	9.75 - 10.15	210,289	1.68	1.10 - 1.60	(8.12) - (7.66)
	2021	28,506	10.61 - 10.99	309,476	1.77	1.10 - 1.60	(0.62) - (0.12)
	2020	33,686	10.67 - 11.01	366,337	1.81	1.10 - 1.60	2.83 - 3.35
	2019	57,085	10.38 - 10.65	599,981	2.48	1.10 - 1.60	2.96 - 3.48
PIMCO VIT Emerging Markets	2023	36,429	10.43 - 11.03	397,082	5.39	0.95 - 1.60	9.03 - 9.74
Bond Sub-Account	2022	42,618	9.56 - 10.05	423,061	4.51	0.95 - 1.60	(17.30) - (16.76)
	2021	45,094	11.56 - 12.08	537,943	3.90	0.95 - 1.60	(4.40) - (3.77)
	2020	57,485	12.09 - 12.55	714,234	3.91	0.95 - 1.60	4.69 - 5.38
	2019	68,327	11.55 - 11.91	806,754	4.12	0.95 - 1.60	12.61 - 13.34
Pioneer Mid Cap Value VCT	2023	646,789	62.68 - 83.64	47,446,148	1.73	0.95 - 1.95	10.04 - 11.15
Sub-Account	2022	706,011	56.96 - 75.26	46,825,047	1.38	0.95 - 1.95	(7.70) - (6.77)
	2021	841,749	61.71 - 80.72	60,220,668	0.74	0.95 - 1.95	26.88 - 28.15
	2020	1,000,393	48.64 - 62.99	56,138,597	0.97	0.95 - 1.95	(0.10) - 0.91
	2019	1,018,436	48.69 - 62.43	56,933,322	1.07	0.95 - 1.95	25.61 - 26.87
T. Rowe Price Government	2023	6,294	17.84	112,305	4.73	0.89	3.92
Money Sub-Account	2022	6,422	17.17	110,262	1.36	0.89	0.53
	2021	7,702	17.08	131,547	0.01	0.89	(0.88)
	2020	9,716	17.23	167,411	0.29	0.89	(0.62)
	2019	11,183	17.34	193,886	1.86	0.89	0.98
T. Rowe Price Growth Stock	2023	19,937	368.88	7,354,363	—	0.89	43.99
Sub-Account	2022	22,164	256.18	5,677,872	—	0.89	(40.67)
	2021	25,310	431.82	10,929,221	—	0.89	18.97
	2020	27,525	362.97	9,990,795	—	0.89	35.71
	2019	31,786	267.45	8,501,333	0.20	0.89	29.66
T. Rowe Price International	2023	15,534	23.49	364,834	1.19	0.89	15.39
Stock Sub-Account	2022	14,684	20.35	298,888	0.36	0.89	(16.49)
	2021	18,730	24.37	456,527	0.76	0.89	0.59
	2020	21,446	24.23	519,664	0.43	0.89	13.60
	2019	25,828	21.33	550,911	2.44	0.89	26.76
TAP 1919 Variable Socially	2023	5,338	66.11 - 75.03	381,857	1.08	1.50 - 1.90	17.95 - 18.42
Responsive Balanced	2022	5,433	56.05 - 63.35	328,752	0.66	1.50 - 1.90	(22.42) - (22.11)
Sub-Account	2021	5,790	72.24 - 81.34	451,737	0.36	1.50 - 1.90	16.30 - 16.76
	2020	5,795	62.12 - 69.66	387,965	1.03	1.50 - 1.90	20.61 - 21.10
	2019	3,561	51.50 - 57.53	197,619	0.96	1.50 - 1.90	24.32 - 24.82

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

4  During 2021 and 2023, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Notes 1 and 2 to the financial statements, the Company has changed its method of accounting for long-duration contracts due to the adoption of ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), effective January 1, 2023, with a transition date of January 1, 2021.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

2

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 4 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits ("LFPB") for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality and lapses.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management's evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 5, and 11 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management's evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.

3

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
February 29, 2024

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2023 and 2022

(In millions, except share and per share data)

	2023	2022
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $86,129 and $83,395, respectively; allowance for credit losses of $21 and $6, respectively)	$80,085	$74,757
Equity securities, at estimated fair value	66	66
Mortgage loans (net of allowance for credit losses of $137 and $119, respectively)	22,475	22,877
Policy loans	938	898
Limited partnerships and limited liability companies	4,946	4,774
Short-term investments, principally at estimated fair value	574	299
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $13, respectively)	4,411	2,984
Total investments	113,495	106,655
Cash and cash equivalents	3,165	3,752
Accrued investment income	1,163	868
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $10, respectively)	19,389	18,145
Deferred policy acquisition costs and value of business acquired	4,487	4,642
Current income tax recoverable	24	18
Deferred income tax asset	1,833	1,673
Market risk benefit assets	656	483
Other assets	302	322
Separate account assets	81,690	78,880
Total assets	$226,204	$215,438
Liabilities and Equity
Liabilities
Future policy benefits	$32,149	$31,146
Policyholder account balances	80,193	72,602
Market risk benefit liabilities	10,344	10,411
Other policy-related balances	3,619	3,860
Payables for collateral under securities loaned and other transactions	3,660	4,547
Long-term and short-term debt	836	963
Other liabilities	7,772	6,515
Separate account liabilities	81,690	78,880
Total liabilities	220,263	208,924
Contingencies, Commitments and Guarantees (Note 16)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,773
Retained earnings (deficit)	(6,542)	(5,418)
Accumulated other comprehensive income (loss)	(5,114)	(5,931)
Total Brighthouse Life Insurance Company's stockholder's equity	5,926	6,499
Noncontrolling interests	15	15
Total equity	5,941	6,514
Total liabilities and equity	$226,204	$215,438

See accompanying notes to the consolidated financial statements.

5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Revenues
Premiums	$811	$641	$687
Universal life and investment-type product policy fees	1,778	1,876	2,320
Net investment income	4,560	4,064	4,815
Other revenues	418	406	337
Net investment gains (losses)	(242)	(240)	(63)
Net derivative gains (losses)	(3,920)	(585)	(3,986)
Total revenues	3,405	6,162	4,110
Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($233), $137, ($51), respectively)	2,418	2,186	2,485
Interest credited to policyholder account balances	1,801	1,313	1,243
Amortization of deferred policy acquisition costs and value of business acquired	564	568	558
Change in market risk benefits	(1,497)	(4,105)	(4,142)
Other expenses	1,625	1,694	1,824
Total expenses	4,911	1,656	1,968
Income (loss) before provision for income tax	(1,506)	4,506	2,142
Provision for income tax expense (benefit)	(383)	795	379
Net income (loss)	(1,123)	3,711	1,763
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,124)	$3,710	$1,762

See accompanying notes to the consolidated financial statements.

6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Net income (loss)	$(1,123)	$3,711	$1,763
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	2,313	(13,946)	(2,891)
Unrealized gains (losses) on derivatives	(284)	308	158
Changes in instrument-specific credit risk on market risk benefits	(637)	2,344	(636)
Changes in discount rates on the liability for future policy benefits	(376)	4,060	1,234
Foreign currency translation adjustments	18	(22)	1
Other comprehensive income (loss), before income tax	1,034	(7,256)	(2,134)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(217)	1,524	449
Other comprehensive income (loss), net of income tax	817	(5,732)	(1,685)
Comprehensive income (loss)	(306)	(2,021)	78
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$(307)	$(2,022)	$77

See accompanying notes to the consolidated financial statements.

7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2020	$75	$18,323	$(5,719)	$5,421	$18,100	$15	$18,115
Cumulative effect of change in accounting principle, net of income tax			(5,171)	(3,935)	(9,106)		(9,106)
Balance at January 1, 2021	75	18,323	(10,890)	1,486	8,994	15	9,009
Dividends paid to parent		(550)			(550)		(550)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			1,762		1,762	1	1,763
Other comprehensive income (loss), net of income tax				(1,685)	(1,685)		(1,685)
Balance at December 31, 2021	75	17,773	(9,128)	(199)	8,521	15	8,536
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			3,710		3,710	1	3,711
Other comprehensive income (loss), net of income tax				(5,732)	(5,732)		(5,732)
Balance at December 31, 2022	75	17,773	(5,418)	(5,931)	6,499	15	6,514
Dividends paid to parent		(266)			(266)		(266)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,124)		(1,124)	1	(1,123)
Other comprehensive income (loss), net of income tax				817	817		817
Balance at December 31, 2023	$75	$17,507	$(6,542)	$(5,114)	$5,926	$15	$5,941

See accompanying notes to the consolidated financial statements.

8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Cash flows from operating activities
Net income (loss)	$(1,123)	$3,711	$1,763
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(258)	(225)	(253)
(Gains) losses on investments, net	227	240	63
(Gains) losses on derivatives, net	2,632	162	3,088
(Income) loss from equity method investments, net of dividends and distributions	76	109	(987)
Interest credited to policyholder account balances	1,801	1,313	1,243
Universal life and investment-type product policy fees	(1,778)	(1,876)	(2,320)
Change in market risk benefits, net	(888)	(3,353)	(3,298)
Change in accrued investment income	(212)	(115)	(45)
Change in premiums, reinsurance and other receivables	(1,279)	(1,388)	538
Change in deferred policy acquisition costs and value of business acquired, net	155	144	64
Change in income tax	(380)	804	322
Change in other assets	1,100	1,220	1,521
Change in future policy benefits and other policy-related balances	(62)	(1,814)	(436)
Change in other liabilities	(18)	286	(14)
Net cash provided by (used in) operating activities	(7)	(782)	1,249
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	5,922	10,647	12,406
Equity securities	30	50	128
Mortgage loans	1,206	2,075	2,891
Limited partnerships and limited liability companies	205	252	271
Purchases of:
Fixed maturity securities	(8,699)	(15,720)	(21,036)
Equity securities	(4)	(14)	(18)
Mortgage loans	(813)	(5,321)	(6,929)
Limited partnerships and limited liability companies	(453)	(814)	(837)
Cash received in connection with freestanding derivatives	5,048	4,439	3,956
Cash paid in connection with freestanding derivatives	(5,422)	(4,270)	(4,590)
Receipts on loans to affiliate	125	—	—
Issuances of loans to affiliate	—	(125)	(1)
Net change in policy loans	(40)	(29)	15
Net change in short-term investments	(259)	365	1,223
Net change in other invested assets	(109)	(372)	(24)
Net cash provided by (used in) investing activities	$(3,263)	$(8,837)	$(12,545)

See accompanying notes to the consolidated financial statements.

9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Cash flows from financing activities
Policyholder account balances:
Deposits	$21,514	$31,190	$15,520
Withdrawals	(17,641)	(19,960)	(4,100)
Net change in payables for collateral under securities loaned and other transactions	(887)	(1,706)	1,016
Long-term and short-term debt issued	—	125	—
Long-term and short-term debt repaid	(127)	(3)	(1)
Dividends paid to parent	(266)	—	(550)
Financing element on certain derivative instruments and other derivative related transactions, net	91	(178)	(368)
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	2,683	9,467	11,516
Change in cash, cash equivalents and restricted cash	(587)	(152)	220
Cash, cash equivalents and restricted cash, beginning of year	3,752	3,904	3,684
Cash, cash equivalents and restricted cash, end of year	$3,165	$3,752	$3,904
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$71	$69	$67
Income tax	$—	$(12)	$53
Non-cash transactions:
Transfer of mortgage loans to affiliates	$—	$95	$—
Transfer of limited partnerships and limited liability companies from affiliates	$—	$99	$—

See accompanying notes to the consolidated financial statements.

10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Reclassifications

Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2023 presentation as discussed throughout the Notes to the Consolidated Financial Statements. See "— Adoption of New Accounting Pronouncements" for discussion of the adoption of new guidance on long-duration contracts as of January 1, 2023, parts of which were retrospectively applied to prior periods presented in the consolidated financial statements.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit ("MRB") or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company's insurance products.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits ("LFPB") for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company's current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) ("OCI"). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 4 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company's current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 4 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees ("ULSG") and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, premium persistency, mortality and lapses. See Note 4 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits ("GMDB"), guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits ("GMWB"). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs on the consolidated statements of operations, except for the change due to nonperformance risk, which is reported in OCI.

See Note 5 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 11 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 11.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability ("DPL") for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI"), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2023, 2022 and 2021, cash proceeds from sales, maturities and repayments of short-term investments were $1.1 billion, $976 million and $3.6 billion, respectively. For the years ended December 31, 2023, 2022 and 2021, cash payments on purchases of short-term investments were $1.4 billion, $611 million and $2.4 billion, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company's institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See "— Insurance Contract Obligations" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three-tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters and disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2023.

In March 2022, the FASB issued new guidance on Troubled Debt Restructurings ("TDR") (ASU 2022-02, Financial Instruments — Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures). This ASU eliminates TDR recognition and measurement guidance and, instead, requires that an entity evaluate (consistent with the accounting for other loan modifications) whether the modification represents a new loan or a continuation of an existing loan. The amendments also enhance existing disclosure requirements and introduce new requirements related to certain modifications of receivables made to borrowers experiencing financial difficulty. The Company adopted this guidance on January 1, 2023. This ASU was applied prospectively and did not have a material impact on the consolidated financial statements upon adoption but could change the future recognition and measurement of modified loans and other receivables.

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI")). LDTI is effective for fiscal years beginning after January 1, 2023. LDTI resulted in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts have been classified and presented separately on the consolidated balance sheets as MRBs. MRBs are now measured at estimated fair value through net income and reported separately on the consolidated statements of operations, except for nonperformance risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure LFPBs on traditional long-duration contracts (including term and non-participating whole life insurance and immediate annuities) have been updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss is now reported separately on the consolidated statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts is now based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC have been recognized as a revision to future amortization amounts.

(5)  There was a significant increase in required disclosures, including disaggregated rollforwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

The transition date was January 1, 2021. MRB changes were required to be applied on a retrospective basis, while the changes for insurance liability assumption updates and DAC amortization were applied to existing carrying amounts on the transition date.

The cumulative effect, on an after-tax basis, of the adoption of ASU 2018-12 as of the transition date was a $5.2 billion decrease to retained earnings and a $3.9 billion decrease to accumulated other comprehensive income (loss) ("AOCI"). See Note 2 for more detailed information on the impacts of the ASU to the Company's financial statements.

Future Adoption of New Accounting Pronouncements

In November 2023, the FASB issued new guidance on Segment Reporting Disclosures (ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures). This ASU updates reportable segment disclosures primarily through enhanced disclosures about significant segment expenses. This ASU does not change how a company identifies its operating segments, aggregates those operating segments, or applies the quantitative thresholds to determine its reportable segments. This ASU is effective for fiscal years starting January 1, 2024, and for interim periods starting January 1, 2025, and will be applied on a retrospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. This ASU is effective for fiscal years starting January 1, 2025, and will be applied on a prospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

2. ASU 2018-12 Transition

The Company adopted ASU 2018-12 for LFPBs, DAC and other balances amortized on a basis consistent with DAC by applying the guidance to contracts in-force on the basis of their existing carrying amounts at the transition date. The Company adopted ASU 2018-12 for MRBs on a fully retrospective basis.

The effect of transition adjustments on stockholder's equity at January 1, 2021 due to the adoption of ASU 2018-12 was as follows:

	Retained Earnings (Deficit)	AOCI
	(In millions)
Liability for future policy benefits	$(434)	$(2,053)
Market risk benefits and related adjustments	(5,971)	(3,452)
DAC and VOBA	—	494
Reinsurance recoverables	(141)	30
Deferred income tax asset	1,375	1,046
Total	$(5,171)	$(3,935)

For LFPBs, the transition adjustment to retained earnings relates to instances where net premiums exceed gross premiums resulting in LFPBs being increased to eliminate the premium deficiency. The premium deficiency primarily relates to structured settlement annuities. The transition adjustment related to AOCI represents the effect of the requirement to discount LFPBs based on an upper-medium grade fixed income rate as well as the removal of amounts previously recorded in AOCI for the effects of unrealized investment gains and losses.

For MRBs, the transition adjustment to AOCI relates to the cumulative effect of changes in the nonperformance risk between contract issue date and transition date. In aggregate, the additional spread applied to the risk-free rate decreased from contract inception to the transition date, which had a negative impact on equity. The remaining difference between the estimated fair value and carrying amount of MRBs at transition, excluding the amounts recorded in AOCI, was recorded as an adjustment to retained earnings as of the transition date.

For DAC and VOBA, the Company removed amounts previously recorded in AOCI for the effect of unrealized investment gains and losses.

For reinsurance, the adjustments to both retained earnings and AOCI were made to align the measurement of reinsurance recoverables with the related LFPBs.

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. ASU 2018-12 Transition (continued)

The balances of and changes in LFPBs at January 1, 2021 due to the adoption of ASU 2018-12 were as follows:

	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(In millions)
Balance at December 31, 2020	$2,797	$4,260	$10,115
Removal of related balances in AOCI	—	(203)	(1,784)
Change in cash flow assumptions	13	(168)	200
Initial recognition of deferred profit liabilities	—	172	217
Change in discount rate assumptions	522	748	2,770
Adjusted balance at January 1, 2021	3,332	4,809	11,518
Less: Reinsurance recoverable	59	29	102
Adjusted balance at January 1, 2021, net of reinsurance	$3,273	$4,780	$11,416

The balance of and changes in liabilities classified as MRBs at January 1, 2021 due to the adoption of ASU 2018-12 were as follows:

Variable Annuities
(In millions)
Balance at December 31, 2020	$8,622
Adjustment for the difference between carrying amount and estimated fair value, except for the difference due to nonperformance risk	6,347
Adjustment for cumulative effect of changes in nonperformance risk since issuance	3,452
Adjusted balance at January 1, 2021	18,421
Less: Reinsurance recoverable	169
Adjusted balance at January 1, 2021, net of reinsurance	$18,252

The balances of and changes in DAC and VOBA on January 1, 2021 due to the adoption of ASU 2018-12 were as follows:

	Variable Annuities	Fixed Rate Annuities	Index-Linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Balance at December 31, 2020	$2,326	$64	$886	$451	$144
Removal of related amounts in AOCI	460	—	—	—	(37)
Adjusted balance at January 1, 2021	$2,786	$64	$886	$451	$107
VOBA:
Balance at December 31, 2020	$363	$76	$—	$8	$38
Removal of related amounts in AOCI	65	—	—	—	6
Adjusted balance at January 1, 2021	$428	$76	$—	$8	$44

The following tables present amounts previously reported in 2022 and 2021, the effect on those amounts of the change due to the adoption of ASU 2018-12 as described in Note 1, and the currently reported amounts in the Consolidated Balance Sheets and Consolidated Statements of Operations. See Notes 4, 5, 6 and 7 for more information.

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. ASU 2018-12 Transition (continued)

	December 31, 2022			December 31, 2021
	As Previously Reported	Effect of Change	As Currently Reported	As Previously Reported	Effect of Change	As Currently Reported
	(In millions)
Total assets	$216,151	$(713)	$215,438	$247,255	$2,476	$249,731
Future policy benefits	$41,105	$(9,959)	$31,146	$43,589	$(3,759)	$39,830
Policyholder account balances	$74,112	$(1,510)	$72,602	$66,195	$(1,905)	$64,290
Market risk benefit liabilities	$—	$10,411	$10,411	$—	$16,062	$16,062
Total liabilities	$209,287	$(363)	$208,924	$231,144	$10,051	$241,195
Retained earnings (deficit)	$(5,717)	$299	$(5,418)	$(5,653)	$(3,475)	$(9,128)
Accumulated other comprehensive income (loss)	$(5,282)	$(649)	$(5,931)	$3,901	$(4,100)	$(199)
Total equity	$6,864	$(350)	$6,514	$16,111	$(7,575)	$8,536
Total liabilities and equity	$216,151	$(713)	$215,438	$247,255	$2,476	$249,731
	Year Ended December 31, 2022			Year Ended December 31, 2021
	As Previously Reported	Effect of Change	As Currently Reported	As Previously Reported	Effect of Change	As Currently Reported
	(In millions)
Universal life and investment-type product policy fees	$2,562	$(686)	$1,876	$2,986	$(666)	$2,320
Net derivative gains (losses)	$402	$(987)	$(585)	$(2,359)	$(1,627)	$(3,986)
Total revenues	$7,832	$(1,670)	$6,162	$6,400	$(2,290)	$4,110
Policyholder benefits and claims	$4,143	$(1,957)	$2,186	$3,213	$(728)	$2,485
Change in market risk benefits	$—	$(4,105)	$(4,105)	$—	$(4,142)	$(4,142)
Total expenses	$8,103	$(6,447)	$1,656	$6,404	$(4,436)	$1,968
Net income (loss)	$(63)	$3,774	$3,711	$67	$1,696	$1,763

3. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care business reinsured through 100% quota share reinsurance agreements and activities related to funding agreements associated with the Company's institutional spread margin business.

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

In connection with the adoption of ASU 2018-12, the Company reclassified direct-to-consumer life insurance that is no longer sold from Corporate & Other to the Life segment. The segment information below reflects the direct-to-consumer life insurance in the Life segment for all periods presented.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses); and

•  Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Change in MRBs; and

•  Change in fair value of the crediting rate on experience-rated contracts ("Market Value Adjustments").

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The Company's adjusted earnings definition and presentation has been updated for all periods presented to reflect the adoption of ASU 2018-12.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,380	$86	$(99)	$(91)	$1,276
Provision for income tax expense (benefit)	257	17	(22)	(50)	202
Post-tax adjusted earnings	1,123	69	(77)	(41)	1,074
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,123	$69	$(77)	$(42)	1,073
Adjustments for:
Net investment gains (losses)					(242)
Net derivative gains (losses), excluding investment hedge adjustments of $105					(4,025)
Change in market risk benefits					1,497
Market value adjustments					(12)
Provision for income tax (expense) benefit					585
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,124)
Interest revenue	$2,558	$391	$1,141	$575
Interest expense	$—	$—	$—	$70
	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,291	$(32)	$108	$(156)	$1,211
Provision for income tax expense (benefit)	244	(8)	21	(154)	103
Post-tax adjusted earnings	1,047	(24)	87	(2)	1,108
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,047	$(24)	$87	$(3)	1,107
Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses), excluding investment hedge adjustments of $71					(656)
Change in market risk benefits					4,105
Market value adjustments					86
Provision for income tax (expense) benefit					(692)
Net income (loss) attributable to Brighthouse Life Insurance Company					$3,710
Interest revenue	$2,254	$396	$1,166	$319
Interest expense	$—	$—	$—	$70

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

	Year Ended December 31, 2021
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,550	$532	$264	$(293)	$2,053
Provision for income tax expense (benefit)	296	112	58	(108)	358
Post-tax adjusted earnings	1,254	420	206	(185)	1,695
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,254	$420	$206	$(186)	1,694
Adjustments for:
Net investment gains (losses)					(63)
Net derivative gains (losses), excluding investment hedge adjustments of $21					(4,007)
Change in market risk benefits					4,142
Market value adjustments					17
Provision for income tax (expense) benefit					(21)
Net income (loss) attributable to Brighthouse Life Insurance Company					$1,762
Interest revenue	$2,207	$643	$1,910	$76
Interest expense	$—	$—	$—	$67

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Annuities	$4,440	$4,048	$4,297
Life	1,013	988	1,382
Run-off	1,643	1,703	2,425
Corporate & Other	576	319	76
Adjustments	(4,267)	(896)	(4,070)
Total	$3,405	$6,162	$4,110

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2023	2022
	(In millions)
Annuities	$157,614	$148,228
Life	20,363	17,214
Run-off	26,849	28,466
Corporate & Other	21,378	21,530
Total	$226,204	$215,438

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Segment Information (continued)

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Annuity products	$1,890	$1,796	$2,093
Life insurance products	1,110	1,119	1,243
Other products	7	8	8
Total	$3,007	$2,923	$3,344

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2023, 2022 and 2021.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

	Years Ended December 31,
	2023			2022			2021
	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,804	$—	$—	$3,212	$—	$—	$3,274	$—	$—
Beginning balance at original discount rate	3,146	—	—	2,964	—	—	2,868	—	—
Effect of model refinements	—	—	—	121	—	—	—	—	—
Effect of changes in cash flow assumptions	206	—	—	159	—	—	100	—	—
Effect of actual variances from expected experience	(17)	—	—	114	—	—	158	—	—
Adjusted beginning of year balance	3,335	—	—	3,358	—	—	3,126	—	—
Issuances	93	—	—	93	—	—	112	—	—
Interest accrual	108	—	—	112	—	—	107	—	—
Net premiums collected	(374)	—	—	(417)	—	—	(381)	—	—
Ending balance at original discount rate	3,162	—	—	3,146	—	—	2,964	—	—
Effect of changes in discount rate assumptions	(263)	—	—	(342)	—	—	248	—	—
Balance, end of year	$2,899	$—	$—	$2,804	$—	$—	$3,212	$—	$—
Present value of expected future policy benefits:
Balance, beginning of year	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171	$6,606	$4,636	$11,301
Beginning balance at original discount rate	5,816	3,848	7,410	5,682	3,817	8,165	5,678	3,889	8,531
Effect of model refinements	—	—	—	134	—	(278)	—	—	—
Effect of changes in cash flow assumptions	296	—	—	179	55	(157)	100	(40)	(41)
Effect of actual variances from expected experience	(15)	(21)	(47)	150	(21)	(23)	158	(6)	(16)
Adjusted beginning of year balance	6,097	3,827	7,363	6,145	3,851	7,707	5,936	3,843	8,474
Issuances	99	369	—	101	220	—	128	193	—
Interest accrual	211	139	314	216	144	327	214	149	359
Benefit payments	(502)	(342)	(592)	(646)	(367)	(624)	(596)	(368)	(668)
Ending balance at original discount rate	5,905	3,993	7,085	5,816	3,848	7,410	5,682	3,817	8,165
Effect of changes in discount rate assumptions	(520)	(274)	(388)	(644)	(379)	(617)	571	466	2,006
Balance, end of year	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171
Net liability for future policy benefits, end of year	$2,486	$3,719	$6,697	$2,368	$3,469	$6,793	$3,041	$4,283	$10,171
Less: Reinsurance recoverable, end of year	24	30	65	32	25	68	42	28	93
Net liability for future policy benefits, after reinsurance recoverable	$2,462	$3,689	$6,632	$2,336	$3,444	$6,725	$2,999	$4,255	$10,078
Weighted-average duration of liability	8.8 years	8.2 years	11.6 years	8.5 years	8.5 years	11.6 years	8.5 years	8.5 years	12.7 years
Weighted-average interest accretion rate	3.91%	3.99%	4.46%	3.94%	3.89%	4.45%	3.94%	3.98%	4.45%
Current discount rate	4.94%	4.95%	5.03%	5.26%	5.27%	5.32%	2.53%	2.55%	2.81%
Gross premiums or assessments recognized during period	$595	$472	$—	$625	$243	$—	$648	$240	$—
Expected future gross premiums, undiscounted	$5,999	$—	$—	$6,535	$—	$—	$6,736	$—	$—
Expected future gross premiums, discounted	$4,535	$—	$—	$4,875	$—	$—	$5,014	$—	$—
Expected future benefit payments, undiscounted	$8,148	$5,616	$13,767	$8,015	$5,434	$14,418	$7,877	$5,446	$17,241
Expected future benefit payments, discounted	$5,905	$3,993	$7,085	$5,816	$3,848	$7,410	$5,682	$3,817	$8,165
28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2023 and 2022 annual actuarial review ("AAR"), the Company updated assumptions regarding mortality and lapses for term and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance, beginning of year	$6,935	$7,168	$6,743
Beginning balance before the effect of unrealized gains and losses	7,175	6,731	6,203
Effect of changes in cash flow assumptions	52	(37)	153
Effect of actual variances from expected experience	145	179	(124)
Adjusted beginning of year balance	7,372	6,873	6,232
Interest accrual	357	333	308
Net assessments collected	414	416	475
Benefit payments	(359)	(447)	(286)
Effect of realized capital gains (losses)	—	—	2
Ending balance before the effect of unrealized gains and losses	7,784	7,175	6,731
Effect of unrealized gains and losses	(177)	(240)	437
Balance, end of year	7,607	6,935	7,168
Less: Reinsurance recoverable, end of year	1,438	1,384	1,294
Net additional liability, after reinsurance recoverable	$6,169	$5,551	$5,874
Weighted-average duration of liability	6.7 years	6.7 years	6.7 years
Weighted-average interest accretion rate	4.92%	4.90%	4.90%
Gross assessments recognized during period	$1,064	$1,070	$1,255

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in the expected general account rate of return, which is driven by the Company's assumption for long-term treasury yields. The Company's practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2023 AAR, the Company increased the long-term general account earned rate, driven by an increase in the mean reversion rate from 3.50% to 3.75%. The Company also updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses, withdrawals and maintenance expenses. As part of the 2022 AAR, the Company increased the long-term general account earned rate, driven by an increase in the mean reversion rate from 3.00% to 3.50%. Both period assumption updates are reflected in the table above.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Liabilities reported in the preceding rollforward tables	$20,509	$19,565
Long-term care insurance (1)	5,581	5,686
ULSG liabilities, including liability for profits followed by losses	2,427	2,449
Participating whole life insurance (2)	2,849	2,689
Deferred profit liabilities	475	369
Other	308	388
Total liability for future policy benefits	$32,149	$31,146

(1)  Includes liabilities related to fully reinsured individual long-term care insurance. See Note 8.

(2)  Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2023 and 2022, and 40% and 41% of gross traditional life insurance premiums for the years ended December 31, 2023 and 2022, respectively.

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

	Universal Life Insurance	Variable Annuities (1)	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
	(Dollars in millions)
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—
Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%
Year Ended December 31, 2022
Balance, beginning of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Premiums and deposits	199	145	6,632	3,676	697	—
Surrenders and withdrawals	(49)	(453)	(2,220)	(904)	(32)	—
Benefit payments	(59)	(104)	(180)	(345)	(84)	(8)
Net transfers from (to) separate account	21	131	—	—	—	(13)
Interest credited	56	493	392	(2)	197	23
Policy charges	(202)	(23)	(8)	—	(1,040)	(7)
Changes related to embedded derivatives	—	—	(2,719)	—	—	—
Balance, end of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Weighted-average crediting rate (2)	2.65%	10.91%	1.16%	(0.02)%	3.62%	3.41%
Year Ended December 31, 2021
Balance, beginning of year	$2,110	$4,605	$23,274	$12,349	$5,823	$679
Premiums and deposits	290	194	7,054	114	687	—
Surrenders and withdrawals	(48)	(566)	(1,419)	(610)	(46)	—
Benefit payments	(55)	(95)	(151)	(342)	(77)	(10)
Net transfers from (to) separate account	17	238	—	—	—	(35)
Interest credited	84	140	365	338	186	24
Policy charges	(264)	(41)	(6)	—	(1,004)	(12)
Changes related to embedded derivatives	—	—	2,883	—	—	—
Balance, end of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Weighted-average crediting rate	3.97%	3.07%	1.12%	2.79%	3.27%	3.66%

(1)  Includes liabilities related to separate account products where the contract holder elected a general account investment option.

(2)  Excludes the effects of embedded derivatives related to index-linked crediting rates.

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Policyholder account balances reported in the preceding rollforward table	$68,095	$60,883
Funding agreements classified as investment contracts	11,115	10,689
Other investment contract liabilities	983	1,030
Total policyholder account balances	$80,193	$72,602

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
	(In millions)
December 31, 2023
Annuities (1):
Less than 2.00%	$645	$204	$301	$7,632	$8,782
2.00% to 3.99%	8,125	233	201	307	8,866
Greater than 3.99%	872	—	—	—	872
Total	$9,642	$437	$502	$7,939	$18,520
Life insurance (2) (3):
Less than 2.00%	$—	$—	$—	$236	$236
2.00% to 3.99%	—	441	49	132	622
Greater than 3.99%	1,077	—	—	—	1,077
Total	$1,077	$441	$49	$368	$1,935
ULSG (3):
Less than 2.00%	$—	$—	$—	$—	$—
2.00% to 3.99%	1,134	1,485	1,663	254	4,536
Greater than 3.99%	506	—	—	—	506
Total	$1,640	$1,485	$1,663	$254	$5,042
December 31, 2022
Annuities (1):
Less than 2.00%	$805	$293	$356	$5,805	$7,259
2.00% to 3.99%	5,224	4,871	594	8	10,697
Greater than 3.99%	470	—	—	—	470
Total	$6,499	$5,164	$950	$5,813	$18,426
Life insurance (2) (3):
Less than 2.00%	$—	$—	$—	$172	$172
2.00% to 3.99%	—	462	87	150	699
Greater than 3.99%	1,148	—	—	—	1,148
Total	$1,148	$462	$87	$322	$2,019
ULSG (3):
Less than 2.00%	$—	$—	$—	$—	$—
2.00% to 3.99%	1,224	1,581	1,729	266	4,800
Greater than 3.99%	527	—	—	—	527
Total	$1,751	$1,581	$1,729	$266	$5,327

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Insurance Liabilities (continued)

(1)  Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.

(2)  Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.

(3)  Amounts are gross of policy loans.

See Note 6 for information regarding net amount at risk and cash surrender values.

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion at both December 31, 2023 and 2022.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta. The Company had obligations outstanding under this program of $4.4 billion and $3.9 billion at December 31, 2023 and 2022, respectively. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs. See Note 9 for information on invested assets pledged as collateral in connection with funding agreements.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). The Company had obligations outstanding under this program of $700 million at both December 31, 2023 and 2022. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac have been granted liens on certain assets to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac. See Note 9 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company has obligations outstanding under inactive funding agreement programs of $525 million at both December 31, 2023 and 2022.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance, beginning of year	$9,997	$15,726	$18,421
Balance, beginning of year, before effect of changes in nonperformance risk	8,253	11,639	14,969
Decrements	(176)	16	(70)
Effect of changes in future expected assumptions	260	212	41
Effect of actual different from expected experience	186	(48)	(86)
Effect of changes in interest rates	(427)	(8,397)	(1,831)
Effect of changes in fund returns	(2,203)	3,806	(2,578)
Issuances	(7)	(47)	(96)
Effect of changes in risk margin	(34)	(152)	(128)
Aging of the block and other	1,496	1,224	1,418
Balance, end of year, before effect of changes in nonperformance risk	7,348	8,253	11,639
Effect of changes in nonperformance risk	2,374	1,744	4,087
Balance, end of year	9,722	9,997	15,726
Less: Reinsurance recoverable, end of year	43	71	118
Balance, end of year, net of reinsurance (1)	$9,679	$9,926	$15,608
Weighted-average attained age of contract holder	73.0 years	71.8 years	71.1 years

(1)  Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2023, 2022 and 2021, with the exception of $9 million, $2 million and $5 million, respectively, of index-linked annuities not included in this table.

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the AAR in 2023 and 2022, the Company updated assumptions regarding policyholder behavior, mortality, separate account fund allocations and volatility, which are reflected in the table above.

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

	Years Ended December 31,
	2023			2022			2021
	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance
	(In millions)
Balance, beginning of year	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367	$99,257	$2,339	$2,253
Premiums and deposits	762	84	—	1,199	91	—	2,081	97	3
Surrenders and withdrawals	(6,073)	(68)	(20)	(5,965)	(55)	(16)	(7,971)	(69)	(68)
Benefit payments	(1,391)	(18)	(28)	(1,298)	(24)	(33)	(1,575)	(24)	(38)
Investment performance	11,071	405	327	(17,878)	(519)	(356)	12,054	336	234
Policy charges	(2,098)	(78)	(58)	(2,227)	(78)	(61)	(2,481)	(85)	(47)
Net transfers from (to) general account	(14)	(18)	(1)	(131)	(21)	13	(238)	(17)	35
Other	(16)	(1)	9	37	—	5	(19)	(1)	(5)
Balance, end of year	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Separate account liabilities reported in the preceding rollforward table	$81,510	$78,734
Variable income annuities	161	130
Pension risk transfer annuities	19	16
Total separate account liabilities	$81,690	$78,880

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2023	2022
	(In millions)
Equity securities	$81,417	$78,583
Fixed maturity securities	259	277
Cash and cash equivalents	7	9
Other assets	7	11
Total aggregate estimated fair value of assets	$81,690	$78,880

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

	Universal Life Insurance	Variable Annuities	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance
	(In millions)
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148
Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801
Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579
December 31, 2022
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Separate account liabilities	1,970	74,845	—	—	—	1,919
Total account balances	$4,070	$79,509	$33,897	$14,274	$5,307	$2,560
Net amount at risk	$23,818	$16,334	N/A	N/A	$66,926	$3,368
Cash surrender value	$3,789	$79,222	$31,293	$13,723	$4,671	$2,344
December 31, 2021
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Separate account liabilities	2,576	101,108	—	—	—	2,367
Total account balances	$4,710	$105,583	$32,000	$11,849	$5,569	$3,013
Net amount at risk	$24,995	$6,316	N/A	N/A	$68,905	$3,665
Cash surrender value	$4,407	$105,574	$29,848	$11,112	$4,821	$2,794

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Variable Annuities	Fixed Rate Annuities	Index-linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Adjusted balance at January 1, 2021 (1)	$2,786	$64	$886	$451	$107
Capitalization	90	36	355	(3)	16
Amortization	(262)	(12)	(160)	(51)	(9)
Balance at December 31, 2021	2,614	88	1,081	397	114
Capitalization	54	31	330	(1)	10
Amortization	(254)	(12)	(198)	(49)	(9)
Balance at December 31, 2022	2,414	107	1,213	347	115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)
Balance at December 31, 2023	$2,217	$110	$1,332	$306	$119
VOBA:
Adjusted balance at January 1, 2021 (1)	$428	$76	$—	$8	$44
Amortization	(51)	(6)	—	(2)	(5)
Balance at December 31, 2021	377	70	—	6	39
Amortization	(36)	(5)	—	(1)	(4)
Balance at December 31, 2022	341	65	—	5	35
Amortization	(32)	(6)	—	(1)	(4)
Balance at December 31, 2023	$309	$59	$—	$4	$31
Total DAC and VOBA:
Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150
Balance at December 31, 2022	$2,755	$172	$1,213	$352	$150
Balance at December 31, 2021	$2,991	$158	$1,081	$403	$153

(1)  Includes an adjustment to eliminate balances included in AOCI related to the adoption of ASU 2018-12 (see Note 2).

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2023		2022		2021
	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities
	(In millions)
Balance, beginning of year	$233	$9	$259	$10	$283	$12
Capitalization	1	—	1	—	1	—
Amortization	(25)	(1)	(27)	(1)	(25)	(2)
Balance, end of year	$209	$8	$233	$9	$259	$10

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2023			2022			2021
	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities
	(In millions)
Balance, beginning of year	$143	$488	$73	$118	$344	$79	$80	$184	$84
Capitalization	35	174	—	35	181	2	46	185	2
Amortization	(11)	(50)	(7)	(10)	(37)	(8)	(8)	(25)	(7)
Balance, end of year	$167	$612	$66	$143	$488	$73	$118	$344	$79

8. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 9.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2023, the Company had $5.8 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2023 and 2022 were not significant. The Company had $6.0 billion of unsecured reinsurance recoverable balances with third-party reinsurers at both December 31, 2023 and 2022.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million and $10 million on its reinsurance recoverable balances at December 31, 2023 and 2022, respectively. In 2023, the Company had $3 million of additions to the allowance and $10 million of impairments charged against the allowance.

At December 31, 2023, the Company had $18.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.7 billion, or 89%, were with the Company's five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2022, the Company had $17.3 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $15.3 billion, or 88%, were with the Company's five largest ceded reinsurers, including $4.1 billion of net ceded reinsurance recoverables which were unsecured.

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Direct premiums	$1,458	$1,321	$1,398
Reinsurance assumed	20	8	(10)
Reinsurance ceded	(667)	(688)	(701)
Net premiums	$811	$641	$687
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,402	$2,525	$2,871
Reinsurance assumed	48	44	41
Reinsurance ceded	(672)	(693)	(592)
Net universal life and investment-type product policy fees	$1,778	$1,876	$2,320
Other revenues
Direct other revenues	$202	$220	$262
Reinsurance assumed	3	3	6
Reinsurance ceded	213	183	69
Net other revenues	$418	$406	$337
Policyholder benefits and claims
Direct policyholder benefits and claims	$3,608	$3,788	$3,867
Reinsurance assumed	123	134	101
Reinsurance ceded	(1,313)	(1,736)	(1,483)
Net policyholder benefits and claims	$2,418	$2,186	$2,485
Change in market risk benefits
Direct change in market risk benefits	$(1,436)	$(3,942)	$(3,956)
Reinsurance assumed	(92)	(214)	(243)
Reinsurance ceded	31	51	57
Net change in market risk benefits	$(1,497)	$(4,105)	$(4,142)
Other expenses
Direct other expenses	$1,625	$1,758	$1,815
Reinsurance assumed	25	—	20
Reinsurance ceded	(25)	(64)	(11)
Net other expenses	$1,625	$1,694	$1,824

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2023				2022
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$289	$33	$19,067	$19,389	$245	$30	$17,870	$18,145
Market risk benefit assets	$613	$—	$43	$656	$412	$—	$71	$483
Liabilities
Future policy benefits	$31,989	$160	$—	$32,149	$31,020	$126	$—	$31,146
Policyholder account balances	$75,893	$4,300	$—	$80,193	$68,409	$4,193	$—	$72,602
Market risk benefit liabilities	$9,972	$372	$—	$10,344	$9,980	$431	$—	$10,411
Other policy-related balances	$2,023	$1,596	$—	$3,619	$2,228	$1,632	$—	$3,860
Other liabilities	$6,526	$11	$1,235	$7,772	$5,059	$22	$1,434	$6,515

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $7.4 billion and $5.8 billion at December 31, 2023 and 2022, respectively. The deposit liabilities on reinsurance were $4.0 billion at both December 31, 2023 and 2022.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums	$6	$2	$2
Universal life and investment-type product policy fees	$(1)	$(1)	$1
Other revenues	$1	$2	$2
Policyholder benefits and claims	$39	$22	$16
Change in market risk benefits	$(92)	$(214)	$(243)
Other expenses	$—	$(6)	$(3)

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$28	$29
Liabilities
Future policy benefits	$47	$31
Market risk benefit liabilities	$367	$428
Other policy-related balances	$13	$11
Other liabilities	$(4)	$11

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2023 and 2022. The deposit liabilities on related party reinsurance were $112 million and $142 million at December 31, 2023 and 2022, respectively.

9. Investments

See Notes 1 and 11 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2023					December 31, 2022
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$38,303	$15	$383	$3,332	$35,339	$36,399	$1	$200	$4,436	$32,162
Foreign corporate	12,769	—	89	1,276	11,582	12,368	1	37	1,912	10,492
U.S. government and agency	8,446	—	285	517	8,214	8,195	—	299	596	7,898
RMBS	8,127	4	48	805	7,366	8,384	1	44	936	7,491
ABS	6,509	—	23	131	6,401	5,647	—	3	295	5,355
CMBS	6,940	2	2	601	6,339	7,239	3	—	699	6,537
State and political subdivision	3,958	—	153	298	3,813	4,015	—	120	394	3,741
Foreign government	1,077	—	41	87	1,031	1,148	—	39	106	1,081
Total fixed maturity securities	$86,129	$21	$1,024	$7,047	$80,085	$83,395	$6	$742	$9,374	$74,757

The Company held non-income producing fixed maturity securities with an estimated fair value of $52 million at December 31, 2023. The Company did not hold non-income producing fixed maturity securities at December 31, 2022.

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2023:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$2,725	$17,064	$15,000	$29,764	$21,576	$86,129
Estimated fair value	$2,691	$16,611	$13,764	$26,913	$20,106	$80,085

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2023				December 31, 2022
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$4,549	$409	$22,435	$2,923	$24,163	$3,279	$3,915	$1,157
Foreign corporate	1,010	74	8,229	1,202	8,219	1,407	1,560	505
U.S. government and agency	445	8	3,453	509	3,037	259	1,146	337
RMBS	413	21	5,749	784	4,693	489	2,245	447
ABS	572	3	3,355	128	3,347	159	1,728	136
CMBS	411	33	5,713	568	5,524	534	961	165
State and political subdivision	460	31	1,636	267	2,026	313	239	81
Foreign government	113	6	620	81	779	98	21	8
Total fixed maturity securities	$7,973	$585	$51,190	$6,462	$51,788	$6,538	$11,815	$2,836
Total number of securities in an unrealized loss position	1,339		6,958		7,261		2,018

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $648 million and $595 million at December 31, 2023 and 2022, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $21 million, relating to 15 securities at December 31, 2023. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses by sector were as follows:

	U.S. Corporate	RMBS	CMBS	Foreign Corporate	Total
	(In millions)
Balance at December 31, 2021	$2	$—	$2	$7	$11
Allowance on securities where credit losses were not previously recorded	—	1	—	—	1
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	1	—	1
Write-offs charged against allowance (1)	—	—	—	(6)	(6)
Balance at December 31, 2022	1	1	3	1	6
Allowance on securities where credit losses were not previously recorded	15	3	—	—	18
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	(1)	—	(1)
Write-offs charged against allowance (1)	—	—	—	(1)	(1)
Balance at December 31, 2023	$15	$4	$2	$—	$21

(1)  The Company recorded total write-offs of $8 million and $10 million for the years ended December 31, 2023 and 2022, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2023		2022
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$13,189	58.7%	$13,547	59.2%
Agricultural	4,416	19.6	4,333	18.9
Residential	5,007	22.3	5,116	22.4
Total mortgage loans (1)	22,612	100.6	22,996	100.5
Allowance for credit losses	(137)	(0.6)	(119)	(0.5)
Total mortgage loans, net	$22,475	100.0%	$22,877	100.0%

(1)  Purchases of mortgage loans from third parties were $311 million and $2.2 billion for the years ended December 31, 2023 and 2022, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $122 million and $115 million at December 31, 2023 and 2022, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2021	$67	$12	$44	$123
Current period provision	5	3	11	19
Charge-offs, net of recoveries	(23)	—	—	(23)
Balance at December 31, 2022	49	15	55	119
Current period provision	24	5	(6)	23
Charge-offs, net of recoveries	(4)	(1)	—	(5)
Balance at December 31, 2023	$69	$19	$49	$137

PCD Mortgage Loans

There were no new purchases of PCD mortgage loans during the year ended December 31, 2023. Purchases of PCD mortgage loans were $69 million at December 31, 2022.

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2023	2022	2021	2020	2019	Prior	Total
	(In millions)
December 31, 2023
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$206	$655	$1,823	$177	$1,239	$2,628	$6,728
65% to 75%	—	935	1,079	222	261	1,157	3,654
76% to 80%	—	427	76	39	209	563	1,314
Greater than 80%	—	400	227	—	150	716	1,493
Total commercial mortgage loans	206	2,417	3,205	438	1,859	5,064	13,189
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	202	571	1,132	452	505	1,265	4,127
65% to 75%	1	127	108	6	30	17	289
Total agricultural mortgage loans	203	698	1,240	458	535	1,282	4,416
Residential mortgage loans
Performing	105	1,286	1,669	145	204	1,508	4,917
Nonperforming	—	22	22	1	2	43	90
Total residential mortgage loans	105	1,308	1,691	146	206	1,551	5,007
Total	$514	$4,423	$6,136	$1,042	$2,600	$7,897	$22,612
	2022	2021	2020	2019	2018	Prior	Total
	(In millions)
December 31, 2022
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$1,916	$2,819	$405	$1,493	$888	$3,624	$11,145
65% to 75%	503	354	—	271	367	402	1,897
76% to 80%	—	18	40	90	65	48	261
Greater than 80%	—	—	—	25	57	162	244
Total commercial mortgage loans	2,419	3,191	445	1,879	1,377	4,236	13,547
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	532	1,163	418	496	643	710	3,962
65% to 75%	148	90	59	56	1	16	370
Greater than 80%	—	—	—	—	1	—	1
Total agricultural mortgage loans	680	1,253	477	552	645	726	4,333
Residential mortgage loans
Performing	1,266	1,745	167	215	168	1,491	5,052
Nonperforming	4	8	—	2	1	49	64
Total residential mortgage loans	1,270	1,753	167	217	169	1,540	5,116
Total	$4,369	$6,197	$1,089	$2,648	$2,191	$6,502	$22,996
47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2023		2022
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,082	91.6%	$12,132	89.6%
1.00x - 1.20x	702	5.3	589	4.3
Less than 1.00x	405	3.1	826	6.1
Total	$13,189	100.0%	$13,547	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2023 and 2022. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2023				2022
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,172	$4,400	$4,915	$22,487	$13,547	$4,314	$5,041	$22,902
30-59 days past due	—	—	2	2	—	—	11	11
60-89 days past due	—	—	30	30	—	—	16	16
90-179 days past due	—	—	23	23	—	3	31	34
180+ days past due	17	16	37	70	—	16	17	33
Total	$13,189	$4,416	$5,007	$22,612	$13,547	$4,333	$5,116	$22,996

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2023	$17	$—	$90	$107
December 31, 2022	$11	$3	$64	$78

(1)  The Company had no mortgage loans in nonaccrual status for which there was no related allowance for credit losses at both December 31, 2023 and 2022.

Current period investment income on mortgage loans in nonaccrual status was $2 million for both years ended December 31, 2023 and 2022.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three. The Company did not have a significant amount of mortgage loans modified during both years ended December 31, 2023 and 2022.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 10 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company's investment in company-owned life insurance, FHLB stock, leveraged leases, tax credit and renewable energy partnerships and the intercompany lending facility.

Leveraged Leases

The carrying value of leveraged leases was $47 million and $48 million at December 31, 2023 and 2022, respectively. The allowance for credit losses was $13 million at both December 31, 2023 and 2022. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to nine years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2023 and 2022, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Fixed maturity securities	$(6,023)	$(8,632)	$8,251
Derivatives	344	628	320
Other	(7)	(7)	(27)
Subtotal	(5,686)	(8,011)	8,544
Amounts allocated from:
Future policy benefits	696	992	(1,925)
Deferred income tax benefit (expense)	1,048	1,474	(1,390)
Net unrealized investment gains (losses)	$(3,942)	$(5,545)	$5,229

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at December 31,	$(5,545)	$5,229	$5,429
Unrealized investment gains (losses) change due to cumulative effect, net of income tax	—	—	1,959
Balance at January 1,	$(5,545)	$5,229	$7,388
Unrealized investment gains (losses) during the year	2,325	(16,555)	(3,420)
Unrealized investment gains (losses) relating to:
Future policy benefits	(296)	2,917	687
Deferred income tax benefit (expense)	(426)	2,864	574
Balance at December 31,	$(3,942)	$(5,545)	$5,229
Change in net unrealized investment gains (losses)	$1,603	$(10,774)	$(2,159)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2023 and 2022.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2023	2022
	(In millions)
Securities on loan: (1)
Amortized cost	$3,420	$3,995
Estimated fair value	$3,194	$3,638
Cash collateral received from counterparties (2)	$3,277	$3,731
Reinvestment portfolio — estimated fair value	$3,246	$3,603

(1)  Included in fixed maturity securities.

(2)  Included in payables for collateral under securities loaned and other transactions.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2023				December 31, 2022
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$647	$655	$1,584	$2,886	$640	$1,527	$984	$3,151
U.S. corporate	—	252	—	252	2	410	—	412
Foreign corporate	—	130	—	130	—	152	—	152
Foreign government	—	9	—	9	—	16	—	16
Total	$647	$1,046	$1,584	$3,277	$642	$2,105	$984	$3,731

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2023 was $631 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. government and agency securities, U.S. and foreign corporate securities, non-agency RMBS and CMBS) with 56% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2023. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2023	2022
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$8,590	$7,996
Invested assets held in trust (reinsurance agreements) (2)	7,103	5,592
Invested assets pledged as collateral (3)	13,979	13,920
Total invested assets on deposit, held in trust and pledged as collateral	$29,672	$27,508

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $102 million and $21 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2023 and 2022, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $117 million and $233 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2023 and 2022, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see Note 10).

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $245 million and $201 million at redemption value at December 31, 2023 and 2022, respectively.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.9 billion at December 31, 2023. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.2 billion at December 31, 2023. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2023, 2022 and 2021. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2023, 2022 and 2021. Aggregate total assets of these entities totaled $799.0 billion and $879.8 billion at December 31, 2023 and 2022, respectively. Aggregate total liabilities of these entities totaled $56.7 billion and $109.2 billion at December 31, 2023 and 2022, respectively. Aggregate net income (loss) of these entities totaled $24.8 billion, ($12.8) billion and $22.6 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2023 or 2022.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2023		2022
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$15,386	$16,611	$15,781	$17,334
Limited partnerships and LLCs	4,220	5,242	4,123	5,478
Total	$19,606	$21,853	$19,904	$22,812

The Company's investments in unconsolidated VIEs are described below.

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 16.

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Investment income:
Fixed maturity securities	$3,481	$3,044	$2,794
Equity securities	2	2	5
Mortgage loans	957	840	686
Policy loans	45	42	41
Limited partnerships and LLCs (1)	167	263	1,391
Cash, cash equivalents and short-term investments	181	56	3
Other	84	66	42
Total investment income	4,917	4,313	4,962
Less: Investment expenses	357	249	147
Net investment income	$4,560	$4,064	$4,815

(1)  Includes net investment income pertaining to other limited partnership interests of $186 million, $170 million and $1.3 billion for the years ended December 31, 2023, 2022 and 2021, respectively.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Investments (continued)

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Fixed maturity securities	$(214)	$(188)	$(22)
Equity securities	(1)	(12)	—
Mortgage loans	(24)	(20)	(29)
Limited partnerships and LLCs	(1)	(20)	—
Other	(2)	—	(12)
Total net investment gains (losses)	$(242)	$(240)	$(63)

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, ($18) million and $0 for the years ended December 31, 2023, 2022 and 2021, respectively.

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Proceeds	$2,223	$6,557	$6,201
Gross investment gains	$15	$55	$96
Gross investment losses	(206)	(236)	(100)
Net investment gains (losses)	$(191)	$(181)	$(4)

10. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 11 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate floors: The Company uses interest rate floors to protect against a decline in interest rates on floating rate assets in the Company's institutional spread margin business. Interest rate floors are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products and certain invested assets against adverse changes in equity markets. Certain of these contracts may also contain settlement provisions linked to interest rates ("hybrid options"). Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

		December 31,
		2023			2022
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$—	$—	$—	$60	$—	$12
Foreign currency swaps	Foreign currency exchange rate	3,895	339	45	3,981	584	8
Total qualifying hedges		3,895	339	45	4,041	584	20
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	31,252	140	103	3,145	98	46
Interest rate floors	Interest rate	3,500	7	1	3,250	12	3
Interest rate caps	Interest rate	7,050	19	1	6,350	137	43
Interest rate options	Interest rate	33,680	47	167	28,688	22	232
Interest rate forwards	Interest rate	17,017	32	1,937	18,168	35	2,466
Foreign currency swaps	Foreign currency exchange rate	735	99	1	810	147	—
Foreign currency forwards	Foreign currency exchange rate	384	—	1	295	1	1
Credit default swaps — written	Credit	1,405	27	—	1,757	18	2
Credit default swaptions	Credit	—	—	—	100	—	—
Equity index options	Equity market	20,099	757	687	17,229	697	351
Equity total return swaps	Equity market	53,742	2,236	2,137	32,909	520	747
Hybrid options	Equity market	270	—	—	—	—	—
Total non-designated or non-qualifying derivatives		169,134	3,364	5,035	112,701	1,687	3,891
Total		$173,029	$3,703	$5,080	$116,742	$2,271	$3,911

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2023 and 2022. The Company's use of derivatives includes (i) derivatives that serve as hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2023
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$(1)
Foreign currency exchange rate	7	(8)	51	(272)
Total cash flow hedges	8	(8)	54	(273)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—
Foreign currency exchange rate	(40)	2	—	—
Credit	32	—	—	—
Equity market	570	—	—	—
Embedded	(4,100)	—	—	—
Total non-qualifying hedges	(3,922)	2	—	—
Total	$(3,914)	$(6)	$54	$(273)
	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$(50)
Foreign currency exchange rate	12	(11)	52	379
Total cash flow hedges	17	(11)	56	329
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—
Foreign currency exchange rate	95	(16)	—	—
Credit	(2)	—	—	—
Equity market	590	—	—	—
Embedded	2,743	—	—	—
Total non-qualifying hedges	(575)	(16)	—	—
Total	$(558)	$(27)	$56	$329

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$(20)
Foreign currency exchange rate	7	(3)	34	190
Total cash flow hedges	9	(3)	37	170
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(717)	—	—	—
Foreign currency exchange rate	48	2	—	—
Credit	17	—	—	—
Equity market	(486)	—	—	—
Embedded	(2,856)	—	—	—
Total non-qualifying hedges	(3,994)	2	—	—
Total	$(3,985)	$(1)	$37	$170

At December 31, 2023, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases. At December 31, 2022, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was less than one year.

At December 31, 2023 and 2022, the balance in AOCI associated with cash flow hedges was $344 million and $628 million, respectively.

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2023			2022
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$6	$419	1.6	$7	$544	2.2
Baa	19	958	4.9	8	1,185	5.0
Ba	2	24	3.0	2	24	4.0
Caa and Lower	—	4	2.0	(1)	4	3.0
Total	$27	$1,405	3.9	$16	$1,757	4.1

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 11 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2023
Derivative assets	$3,495	$(3,112)	$(154)	$229	$(194)	$35
Derivative liabilities	$4,917	$(3,112)	$—	$1,805	$(1,805)	$—
December 31, 2022
Derivative assets	$2,295	$(1,659)	$(629)	$7	$(5)	$2
Derivative liabilities	$3,910	$(1,659)	$—	$2,251	$(2,251)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Derivatives (continued)

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2023	2022
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$1,805	$2,251
Estimated fair value of collateral provided (2):
Fixed maturity securities	$4,811	$4,894

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

11. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$34,344	$995	$35,339
Foreign corporate	—	11,257	325	11,582
U.S. government and agency	3,680	4,534	—	8,214
RMBS	—	7,351	15	7,366
ABS	—	6,075	326	6,401
CMBS	—	6,300	39	6,339
State and political subdivision	—	3,813	—	3,813
Foreign government	—	995	36	1,031
Total fixed maturity securities	3,680	74,669	1,736	80,085
Equity securities	18	23	25	66
Short-term investments	214	360	—	574
Derivative assets: (1)
Interest rate	—	245	—	245
Foreign currency exchange rate	—	426	12	438
Credit	—	21	6	27
Equity market	—	2,993	—	2,993
Total derivative assets	—	3,685	18	3,703
Market risk benefit assets	—	—	656	656
Separate account assets	20	81,670	—	81,690
Total assets	$3,932	$160,407	$2,435	$166,774
Liabilities
Market risk benefit liabilities	$—	$—	$10,344	$10,344
Derivative liabilities: (1)
Interest rate	—	2,209	—	2,209
Foreign currency exchange rate	—	47	—	47
Credit	—	—	—	—
Equity market	—	2,824	—	2,824
Total derivative liabilities	—	5,080	—	5,080
Embedded derivatives on index-linked annuities (2)	—	—	8,186	8,186
Total liabilities	$—	$5,080	$18,530	$23,610

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$30,973	$1,189	$32,162
Foreign corporate	—	9,894	598	10,492
U.S. government and agency	3,507	4,391	—	7,898
RMBS	—	7,477	14	7,491
ABS	—	5,037	318	5,355
CMBS	—	6,504	33	6,537
State and political subdivision	—	3,741	—	3,741
Foreign government	—	1,043	38	1,081
Total fixed maturity securities	3,507	69,060	2,190	74,757
Equity securities	12	27	27	66
Short-term investments	206	93	—	299
Derivative assets: (1)
Interest rate	—	304	—	304
Foreign currency exchange rate	—	703	29	732
Credit	—	10	8	18
Equity market	—	1,217	—	1,217
Total derivative assets	—	2,234	37	2,271
Market risk benefit assets	—	—	483	483
Separate account assets	29	78,851	—	78,880
Total assets	$3,754	$150,265	$2,737	$156,756
Liabilities
Market risk benefit liabilities	$—	$—	$10,411	$10,411
Derivative liabilities: (1)
Interest rate	—	2,802	—	2,802
Foreign currency exchange rate	—	9	—	9
Credit	—	—	2	2
Equity market	—	1,098	—	1,098
Total derivative liabilities	—	3,909	2	3,911
Embedded derivatives on index-linked annuities (2)	—	—	3,932	3,932
Total liabilities	$—	$3,909	$14,345	$18,254

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2023.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company's creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial's debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company's nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option-pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2023		December 31, 2022		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Market Risk Benefits
Variable annuity guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.04	% - 12.90%	0.04	% - 12.90%	Decrease (1)
		• Lapse rates	1.00	% - 22.80%	1.00	% - 24.11%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.00	% - 10.00%	0.00	% - 10.00%	(4)
		• Long-term equity volatilities	12.59	% - 22.50%	19.99	% - 28.45%	Increase (5)
		• Nonperformance risk spread	0.76	% - 1.63%	(2.73	)% - 4.52%	Decrease (6)
Embedded Derivatives
Index-linked annuity crediting rates	• Option pricing techniques	•Mortality rates	0.03	% - 9.24%	0.03	% - 9.24%	Decrease (1)
		• Lapse rates	1.00	% - 62.30%	1.00	% - 62.30%	Decrease (2)
		• Withdrawal rates	0.50	% - 9.00%	0.50	% - 9.00%	(4)
		• Nonperformance risk spread	0.45	% - 1.74%	0.00	% - 1.98%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The lapse rate range reflects base lapse rates for major product categories for duration 1-20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 5) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Embedded Derivatives on Index-Linked Annuities
	(In millions)
Balance, January 1, 2022	$1,399	$220	$26	$13	$2	$36	$(6,641)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(5)	1	—	—	—	(9)	2,743
Total realized/unrealized gains (losses) included in AOCI	(266)	(23)	(10)	—	—	17	—
Purchases (5)	933	251	5	14	—	1	—
Sales (5)	(184)	(16)	(2)	—	(2)	(9)	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(34)
Transfers into Level 3 (6)	94	33	19	—	—	—	—
Transfers out of Level 3 (6)	(184)	(101)	—	—	—	(1)	—
Balance, December 31, 2022	1,787	365	38	27	—	35	(3,932)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(11)	—	—	(3)	—	(6)	(4,097)
Total realized/unrealized gains (losses) included in AOCI	28	5	3	—	—	(3)	—
Purchases (5)	162	85	—	2	—	4	—
Sales (5)	(116)	(22)	(2)	(1)	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(157)
Transfers into Level 3 (6)	188	3	—	—	—	—	—
Transfers out of Level 3 (6)	(718)	(56)	(3)	—	—	(12)	—
Balance, December 31, 2023	$1,320	$380	$36	$25	$—	$18	$(8,186)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (7)	$(2)	$—	$—	$—	$—	$(11)	$(2,929)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$3	$—	$—	$1	$—	$(1)	$2,485
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—	$(2)	$—	$(5)	$(4,513)
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2021 (7)	$(6)	$—	$—	$—	$—	$12	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (7)	$(268)	$(23)	$(10)	$—	$—	$17	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3	$—	$—	$(3)	$—
Gains (Losses) Data for the year ended December 31, 2021:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(1)	$—	$—	$—	$—	$1	$(2,856)
Total realized/unrealized gains (losses) included in AOCI	$(7)	$—	$—	$—	$—	$12	$—

(1)  Comprised of U.S. and foreign corporate securities.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(4)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(5)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.

(7)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,475	$—	$—	$20,578	$20,578
Policy loans	$938	$—	$479	$494	$973
Other invested assets	$260	$—	$245	$15	$260
Premiums, reinsurance and other receivables	$7,431	$—	$80	$7,498	$7,578
Liabilities
Policyholder account balances	$31,362	$—	$—	$30,501	$30,501
Long-term debt	$836	$—	$26	$755	$781
Other liabilities	$1,191	$—	$438	$753	$1,191
Separate account liabilities	$1,148	$—	$1,148	$—	$1,148

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Fair Value (continued)

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,877	$—	$—	$20,760	$20,760
Policy loans	$898	$—	$477	$453	$930
Other invested assets	$341	$—	$201	$140	$341
Premiums, reinsurance and other receivables	$5,915	$—	$77	$5,988	$6,065
Liabilities
Policyholder account balances	$31,223	$—	$—	$30,303	$30,303
Short-term debt	$125	$—	$—	$125	$125
Long-term debt	$838	$—	$28	$714	$742
Other liabilities	$1,009	$—	$212	$797	$1,009
Separate account liabilities	$1,022	$—	$1,022	$—	$1,022

12. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2023	2022
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	24	26
Total long-term debt			$836	$838

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2023 were $2 million in 2024, $3 million in each of 2025, 2026, 2027 and 2028, and $822 million thereafter.

Interest expense related to long-term and short-term debt of $70 million, $70 million and $67 million for the years ended December 31, 2023, 2022 and 2021, respectively, is included in other expenses, of which $68 million, $68 million and $65 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Long-term and Short-term Debt (continued)

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY ("BHNY") issued a $125 million promissory note to BH Holdings (the "May 2022 Promissory Notes"), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Notes"). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.7689% and 5.4504%, respectively (the "November 2022 Promissory Notes"). Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.9966% and 5.9937%, respectively (the "May 2023 Promissory Notes"). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective May 2023 Promissory Notes. Upon maturity on May 16, 2023, the May 2023 Promissory Notes were replaced by two new $75 million promissory notes that bear interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2023, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2023, 2022 and 2021, the Company recognized commitment fees of $21 million, $26 million and $34 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2023, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2023, there were no borrowings under the Repurchase Facilities.

13. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as "company action level RBC"). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital ("TAC") divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2023, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2023	2022	2021
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(3,131)	$1,373	$(156)
Brighthouse Life Insurance Company of NY	New York	$539	$(152)	$(52)

Statutory capital and surplus was as follows at:

	December 31,
Company	2023	2022
	(In millions)
Brighthouse Life Insurance Company	$4,623	$6,349
Brighthouse Life Insurance Company of NY	$819	$223

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.0 billion and $10.7 billion for the years ended December 31, 2023 and 2022, respectively.

The statutory net income (loss) of BRCD was ($300) million, ($208) million and $543 million for the years ended December 31, 2023, 2022 and 2021, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $661 million and $696 million at December 31, 2023 and 2022, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2024	2023	2022	2021
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company (3)	$—	$266	$—	$550
Brighthouse Life Insurance Company of NY	$81	$—	$—	$—

(1)  Reflects dividend amounts that may be paid during 2024 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2024, some or all of such dividends may require regulatory approval to the extent dividends were paid in 2023.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

(3)  Any payment of dividends in 2024 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)," excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "NY Superintendent"), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2023 and 2022. During the year ended December 31, 2021, BRCD paid an extraordinary dividend in the form of the settlement of affiliated reinsurance balances of $400 million, invested assets of $197 million and cash of $3 million. During each of the years ended December 31, 2023, 2022 and 2021, BRCD paid cash dividends of $1 million to its preferred shareholders.

73

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2020	$5,321	$108	$—	$—	$(8)	$5,421
Cumulative effect to change in accounting principle, net of income tax (2)	1,959	—	(2,727)	(3,167)	—	(3,935)
Balance at January 1, 2021	7,280	108	(2,727)	(3,167)	(8)	1,486
OCI before reclassifications	(2,898)	170	(636)	1,234	1	(2,129)
Deferred income tax benefit (expense) (3)	608	(36)	134	(259)	—	447
AOCI before reclassifications, net of income tax	4,990	242	(3,229)	(2,192)	(7)	(196)
Amounts reclassified from AOCI	7	(12)	—	—	—	(5)
Deferred income tax benefit (expense) (3)	(1)	3	—	—	—	2
Amounts reclassified from AOCI, net of income tax	6	(9)	—	—	—	(3)
Balance at December 31, 2021	4,996	233	(3,229)	(2,192)	(7)	(199)
OCI before reclassifications	(14,148)	329	2,344	4,060	(22)	(7,437)
Deferred income tax benefit (expense) (3)	2,951	(50)	(492)	(852)	4	1,561
AOCI before reclassifications, net of income tax	(6,201)	512	(1,377)	1,016	(25)	(6,075)
Amounts reclassified from AOCI	202	(21)	—	—	—	181
Deferred income tax benefit (expense) (3)	(42)	5	—	—	—	(37)
Amounts reclassified from AOCI, net of income tax	160	(16)	—	—	—	144
Balance at December 31, 2022	(6,041)	496	(1,377)	1,016	(25)	(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (3)	(443)	58	134	79	(4)	(176)
AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (3)	(43)	2	—	—	—	(41)
Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152
Balance at December 31, 2023	$(4,214)	$272	$(1,880)	$719	$(11)	$(5,114)

(1)  See Note 9 for information on offsets to investments related to future policy benefits.

(2)  See Notes 1 and 2 for information on the adoption of ASU 2018-12.

(3)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

74

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2023	2022	2021
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$(192)	$(182)	$(4)	Net investment gains (losses)
Net unrealized investment gains (losses)	(12)	(20)	(3)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(204)	(202)	(7)
Income tax (expense) benefit	43	42	1
Net unrealized investment gains (losses), net of income tax	(161)	(160)	(6)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	1	5	2	Net derivative gains (losses)
Interest rate swaps	3	4	3	Net investment income
Foreign currency swaps	7	12	7	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	11	21	12
Income tax (expense) benefit	(2)	(5)	(3)
Gains (losses) on cash flow hedges, net of income tax	9	16	9
Total reclassifications, net of income tax	$(152)	$(144)	$3

14. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $199 million, $217 million and $264 million for the years ended December 31, 2023, 2022 and 2021, respectively, of which substantially all were reported in the Annuities segment.
75

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Compensation	$383	$336	$360
Contracted services and other labor costs	282	266	249
Transition services agreements	30	55	119
Establishment costs	—	63	93
Premium and other taxes, licenses and fees	55	49	47
Volume related costs, excluding compensation, net of DAC capitalization	536	496	666
Interest expense on debt	70	70	67
Other	269	359	223
Total other expenses	$1,625	$1,694	$1,824

Capitalization of DAC

See Note 7 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 12 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 17 for a discussion of related party expenses included in the table above.

15. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Current:
Federal	$(5)	$(88)	$5
Deferred:
Federal	(378)	883	374
Provision for income tax expense (benefit)	$(383)	$795	$379

76

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Tax provision at statutory rate	$(316)	$946	$449
Tax effect of:
Resolution of prior years	—	(71)	(3)
Dividends received deduction	(31)	(32)	(34)
Change in uncertain tax benefits	—	(20)	—
Tax credits	(8)	(19)	(15)
Change in valuation allowance	(18)	—	18
Return to provision	(5)	(5)	12
Adjustments to deferred tax	—	(2)	(48)
Other, net	(5)	(2)	—
Provision for income tax expense (benefit)	$(383)	$795	$379
Effective tax rate	25%	18%	18%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2023	2022
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,048	$1,473
Net operating loss carryforwards	1,826	1,246
Investments, including derivatives	210	285
Tax credit carryforwards	189	183
Employee benefits	3	3
Intangibles	48	55
Other	—	28
Total deferred income tax assets	3,324	3,273
Less: Valuation allowance	—	18
Total net deferred income tax assets	3,324	3,255
Deferred income tax liabilities:
Policyholder liabilities and receivables	910	985
DAC	580	597
Other	1	—
Total deferred income tax liabilities	1,491	1,582
Net deferred income tax asset (liability)	$1,833	$1,673

77

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2023.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$2,006
Indefinite	6,691
$8,697

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2023.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2024-2028	$—	$44
2029-2033	—	120
2034-2038	20	—
2039-2043	5	—
Indefinite	—	—
	$25	$164

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$14	$34	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	—	(20)	—
Balance at December 31,	$14	$14	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$14	$14	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2023, 2022 and 2021.

78

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non-insurance subsidiaries of the Company filed their own federal income tax returns.

Brighthouse Life Insurance Company, BHNY and BRCD intend to file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries for the year ended December 31, 2023 and future years. In furtherance thereof, such parties intend to join a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2023 and 2022, MetLife, Inc. paid the Company $0 and $14 million, respectively, and for the year ended December 31, 2021, the Company paid MetLife, Inc $73 million, under the tax separation agreement. At December 31, 2023 and 2022, there was a current income tax receivable of $15 million and $14 million, respectively, related to this agreement.

16. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

79

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Contingencies, Commitments and Guarantees (continued)

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2023.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, the plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those persons who own or owned life insurance policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

80

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. Brighthouse Life Insurance Company of NY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services ("PBI"), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services ("MOVEit Incident"). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in connection with the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff's and purported class members' private information despite PBI's use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys' fees and prejudgment interest. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

81

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Contingencies, Commitments and Guarantees (continued)

In the matters where the Company's subsidiaries are acting as the reinsured or the reinsurer, such matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and, in certain of such matters, the counterparty has made a request to arbitrate. For tax-related matters, this has involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. As of December 31, 2023, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $125 million for the aforementioned matters. For certain other matters, the Company may not currently be able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

During the second quarter of 2022, the Company settled a reinsurance-related matter with a third party for $140 million, which is reported in other expenses.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $374 million and $247 million at December 31, 2023 and 2022, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.4 billion and $1.9 billion at December 31, 2023 and 2022, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $92 million, with a cumulative maximum of $98 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2023 and 2022 for indemnities, guarantees and commitments.

82

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

17. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 8, 12 and 13). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $175 million, $193 million and $235 million for the years ended December 31, 2023, 2022 and 2021, respectively. Costs incurred under these arrangements were $935 million, $946 million and $1.0 billion for the years ended December 31, 2023, 2022 and 2021, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($110) million and ($188) million at December 31, 2023 and 2022, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $169 million, $186 million and $224 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $887 million, $920 million and $1.0 billion for the years ended December 31, 2023, 2022 and 2021, respectively. The Company also had related party fee income receivables of $14 million at both December 31, 2023 and 2022.

83

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2023

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$8,446	$8,214	$8,214
State and political subdivision	3,958	3,813	3,813
Public utilities	3,745	3,430	3,430
Foreign government	1,077	1,031	1,031
All other corporate bonds	46,909	43,115	43,115
Total bonds	64,135	59,603	59,603
Mortgage-backed and asset-backed securities	21,576	20,106	20,106
Redeemable preferred stock	418	376	376
Total fixed maturity securities	86,129	80,085	80,085
Equity securities:
Non-redeemable preferred stock	33	34	34
Common stock:
Industrial, miscellaneous and all other	31	31	31
Public utilities	—	1	1
Total equity securities	64	66	66
Mortgage loans	22,475		22,475
Policy loans	938		938
Limited partnerships and LLCs	4,946		4,946
Short-term investments	574		574
Other invested assets	4,411		4,411
Total investments	$119,537		$113,495

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

84

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2023 and 2022

(In millions, except share and per share data)

	2023	2022
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $73,144 and $71,285, respectively; allowance for credit losses of $20 and $4, respectively)	$68,317	$64,250
Equity securities, at estimated fair value	48	55
Mortgage loans (net of allowance for credit losses of $129 and $114, respectively)	21,249	21,658
Policy loans	938	898
Limited partnerships and limited liability companies	4,384	4,191
Short-term investments, principally at estimated fair value	574	299
Investment in subsidiaries	2,347	2,604
Other invested assets, principally at estimated fair value	8,697	2,600
Total investments	106,554	96,555
Cash and cash equivalents	2,682	3,102
Accrued investment income	1,049	765
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $10, respectively)	18,869	17,591
Receivable from subsidiaries	15,830	11,091
Deferred policy acquisition costs and value of business acquired	4,047	4,184
Current income tax recoverable	23	27
Deferred income tax receivable	3,380	3,321
Market risk benefits assets	588	438
Other assets	279	299
Separate account assets	77,563	74,958
Total assets	$230,864	$212,331
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$32,066	$31,693
Policyholder account balances	79,017	67,753
Market risk benefits liabilities	10,183	10,303
Other policy-related balances	3,902	4,296
Payables for collateral under securities loaned and other transactions	3,616	4,353
Long-term debt	812	812
Other liabilities	17,779	11,664
Separate account liabilities	77,563	74,958
Total liabilities	224,938	205,832
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,773
Retained earnings (deficit)	(6,542)	(5,418)
Accumulated other comprehensive income (loss)	(5,114)	(5,931)
Total stockholder's equity	5,926	6,499
Total liabilities and stockholder's equity	$230,864	$212,331

See accompanying notes to the condensed financial information.

85

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Condensed Statements of Operations
Revenues
Premiums	$599	$423	$423
Universal life and investment-type product policy fees	1,527	1,607	2,025
Net investment income	3,992	3,620	4,340
Other revenues	519	480	394
Net investment gains (losses)	(234)	(233)	12
Net derivative gains (losses)	(3,616)	1,800	(3,488)
Total revenues	2,787	7,697	3,706
Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($137), $79, $47, respectively)	1,692	1,420	1,534
Interest credited to policyholder account balances	1,641	1,152	1,079
Amortization of deferred policy acquisition costs and value of business acquired	499	504	503
Change in market risk benefits	(1,494)	(4,107)	(4,153)
Other expenses	1,817	1,926	2,815
Total expenses	4,155	895	1,778
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(1,368)	6,802	1,928
Provision for income tax expense (benefit)	(347)	1,292	340
Income (loss) before equity in earnings (losses) of subsidiaries	(1,021)	5,510	1,588
Equity in earnings (losses) of subsidiaries	(103)	(1,800)	174
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,124)	$3,710	$1,762
Comprehensive income (loss)	$(307)	$(2,022)	$77

See accompanying notes to the condensed financial information.

86

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2023, 2022 and 2021

(In millions)

	2023	2022	2021
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$238	$(938)	$1,285
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	5,561	9,701	11,647
Equity securities	18	48	107
Mortgage loans	1,180	2,036	2,814
Limited partnerships and limited liability companies	197	249	271
Purchases of:
Fixed maturity securities	(7,587)	(14,364)	(18,942)
Equity securities	(3)	(14)	(8)
Mortgage loans	(775)	(4,864)	(6,680)
Limited partnerships and limited liability companies	(449)	(807)	(837)
Cash received in connection with freestanding derivatives	4,505	4,327	3,489
Cash paid in connection with freestanding derivatives	(5,207)	(3,833)	(4,471)
Receipts on loans to affiliate	125	—	—
Issuances of loans to affiliate	—	(125)	—
Returns of capital and dividends from subsidiaries	25	30	24
Capital contributions to subsidiaries	—	(100)	—
Net change in policy loans	(40)	(29)	15
Net change in short-term investments	(261)	351	1,021
Net change in other invested assets	(4,530)	(381)	(33)
Net cash provided by (used in) investing activities	(7,241)	(7,775)	(11,583)
Cash flows from financing activities
Policyholder account balances:
Deposits	24,917	29,938	14,210
Withdrawals	(17,305)	(19,680)	(3,890)
Net change in payables for collateral under securities loaned and other transactions	(737)	(1,569)	821
Dividends paid to parent	(266)	—	(550)
Financing element on certain derivative instruments and other derivative related transactions, net	(26)	(183)	(368)
Net cash provided by (used in) financing activities	6,583	8,506	10,223
Change in cash, cash equivalents and restricted cash	(420)	(207)	(75)
Cash, cash equivalents and restricted cash, beginning of year	3,102	3,309	3,384
Cash, cash equivalents and restricted cash, end of year	$2,682	$3,102	$3,309
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$(20)	$(56)	$45
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$103	$589	$240
Transfer of limited partnerships and limited liability companies to affiliates	$—	$587	$—
Transfer of fixed maturity securities to affiliates	$234	$296	$722
Transfer of mortgage loans to affiliates	$—	$89	$—

See accompanying notes to the condensed financial information.

87

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

Reclassifications

Certain amounts in the prior years' condensed financial statements of the Parent Company have been reclassified to conform with the 2023 presentation. See Note 1 of the Notes to the Consolidated Financial Statements for information regarding the adoption of new guidance on long-duration contracts as of January 1, 2023, parts of which were retrospectively applied to prior periods presented in the Parent Company financial statements.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to BHNY. During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY.

88

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2023 and 2022

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1)(2)	Unearned Revenue (1)
2023
Annuities	$4,027	$3,995	$60,723	$—	$65
Life	456	5,942	2,187	11	167
Run-off	4	19,420	6,694	—	612
Corporate & Other	—	6,411	10,589	5	—
Total	$4,487	$35,768	$80,193	$16	$844
2022
Annuities	$4,140	$3,742	$53,156	$—	$73
Life	498	5,714	2,349	10	143
Run-off	4	18,688	6,933	—	488
Corporate & Other	—	6,862	10,164	5	—
Total	$4,642	$35,006	$72,602	$15	$704

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

89

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2023, 2022 and 2021

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279
Total	$2,589	$4,560	$4,219	$564	$1,625
2022
Annuities	$1,418	$2,233	$1,271	$505	$980
Life	588	391	847	63	110
Run-off	511	1,146	1,216	—	292
Corporate & Other	—	294	165	—	312
Total	$2,517	$4,064	$3,499	$568	$1,694
2021
Annuities	$1,785	$2,196	$1,144	$491	$1,112
Life	733	642	610	67	173
Run-off	489	1,900	1,953	—	191
Corporate & Other	—	77	21	—	348
Total	$3,007	$4,815	$3,728	$558	$1,824

(1)  See Note 3 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

90

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2023, 2022 and 2021

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2023
Life insurance in-force	$463,582	$129,016	$7,479	$342,045	2.2%
Insurance premium
Life insurance (1)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	0.0%
Total insurance premium	$1,458	$667	$20	$811	2.5%
2022
Life insurance in-force	$475,382	$138,063	$8,034	$345,353	2.3%
Insurance premium
Life insurance (1)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%
Total insurance premium	$1,321	$688	$8	$641	1.2%
2021
Life insurance in-force	$494,317	$145,618	$8,966	$357,665	2.5%
Insurance premium
Life insurance (1)	$1,193	$500	$(10)	$683	(1.5)%
Accident & health insurance	205	201	—	4	0.0%
Total insurance premium	$1,398	$701	$(10)	$687	(1.5)%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2023, 2022 and 2021, reinsurance assumed included related party transactions for life insurance in-force of $1.4 billion, $1.5 billion and $1.6 billion, respectively, and life insurance premiums of $6 million, $2 million and $2 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2023, 2022 and 2021.

91